  As filed with the Securities and Exchange Commission on July 28, 2000

                                                Registration No. 333-38676
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                              PRE-EFFECTIVE

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                --------------

                         AmSouth Auto Receivables LLC
                   as Seller to the Issuers described herein
            (Exact name of Registrant as specified in its charter)

               Delaware
    (State or other jurisdiction of
    incorporation or organization)

                                               Application Pending
                                                   (I.R.S. Employer
                                                 Identification No.)

                            1900 Fifth Avenue North
                              Amsouth Sonat Tower
                           Birmingham, Alabama 35203
                                (205) 326-5300
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               Stephen A. Yoder
                                 AmSouth Bank
                            1900 Fifth Avenue North
                              AmSouth Sonat Tower
                           Birmingham, Alabama 35203
                                (205) 326-5300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:
  Stuart M. Litwin, Esq.
   Mayer, Brown & Platt
 190 South LaSalle Street
 Chicago, Illinois 60603
      (312) 782-0600
                            Walter M. Beale, Jr. ,
                                     Esq.
                             Balch & Bingham LLP
                           1901 Sixth Avenue North
                                  Suite 2600
                          Birmingham, Alabama 35203
                                (205) 226-3436
                                                      Reed D. Auerbach, Esq.
                                                    Stroock & Stroock & Lavan
                                                               LLP
                                                         180 Maiden Lane
                                                     New York, New York 10038
                                                          (212) 588-9269


  Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.

                                --------------

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                         Amount   Proposed maximum Proposed maximum
        Title of each class of           to be     offering price      aggregate         Amount of
     securities to be registered       registered   per unit(1)    offering price(1) registration  fee
------------------------------------------------------------------------------------------------------
Asset Backed Notes and Certificates..  $1,000,000       100%          $1,000,000          $264(2)
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee.

(2) Previously paid.

                                --------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          Introductory Statement

    This Registration Statement contains (a) a Prospectus relating to the offering of a series of Asset Backed Notes and/or Asset Backed Certificates by various trusts and limited liability companies created from time to time by AmSouth Auto Receivables LLC and (b) two forms of Prospectus Supplement relating to offerings of particular series of Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as "Form 1") or of Asset Backed Notes and Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as "Form 2" and, together with Form 1, the "Prospectus Supplement Forms") described therein. Each Prospectus Supplement Form relates only to the securities described therein.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+The information in this prospectus supplement is not complete and may be + +changed. Amsouth Auto Receivables LLC may not sell the securities that are + +described in this prospectus supplement until the registration statement +
+filed with the Securities and Exchange Commission is effective. This          +
+prospectus supplement is not an offer to sell these securities and is not a + +request for any offers to buy these securities in any state where the laws in +
+that state do not permit the seller to offer or sell these securities.        +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

Prospectus Supplement To Prospectus dated July 28, 2000           Form 1(1)

                                 $[          ]

                           Asset-Backed Certificates

                           AmSouth Auto Trust 200 -
                                     Issuer

                          AmSouth Auto Receivables LLC
                                     Seller

                                  AmSouth Bank
                                    Servicer

                           Principal  Interest Price to Underwriting Proceeds to
                            Balance     Rate    Public    Discount   the Seller
                           ---------- -------- -------- ------------ -----------
[Class A Certificates].... $              %        %          %            %
[Class B Certificates].... $              %        %          %            %

                    The Certificates

 The
 certificates
 issued by the      . represent interests in the assets of the issuer, which
 issuer do not        consist primarily of motor vehicle installment sales
 represent            contracts and loans.
 interests in,
 and are not
 guaranteed
 by, AmSouth
 Bank, AmSouth
 Auto
 Receivables
 LLC or any of
 their
 affiliates.

                    . currently have no trading market.

                    . are not insured or guaranteed by any governmental agency or any other party.

 The
 prospectus
 supplement
 may be used
 to offer and
 sell the
 certificates
 only if
 accompanied
 by the
 prospectus.

  Before you purchase any of the certificates, you should carefully read the "risk factors" beginning on page S-[ ] in this prospectus supplement and on page [ ] in the prospectus.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus are accurate or complete. Any representation to the contrary is a criminal offense.


                              [Underwriters]

                            [         ] [  ], [200 ]

-----

(1) This form of prospectus supplement is representative of the form of prospectus supplement that may typically be used in a particular transaction. The provisions in this form may change from transaction to transaction, whether or not the provisions are bracketed in the form to reflect the specific parties, the structure of the securities, servicing provisions, receivables pool and the provisions of the transaction documents.

              Important Notice About Information Presented In This
             Prospectus Supplement And The Accompanying Prospectus

    We tell you about the securities in two separate documents that progressively provide more detail:

  . the accompanying prospectus, which provides general information, some of which may not apply to your securities; and

  . this prospectus supplement, which describes the specific terms of your securities.

    You should rely only on the information provided in this prospectus supplement and the accompanying prospectus, including the information incorporated by reference. We have not authorized anyone to provide you with different information.

    We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The table of contents in this prospectus supplement and the table of contents included in the accompanying prospectus provide the page numbers on which these captions are located.

    We are not offering the securities in any state where the offer of the notes is not permitted.

    Capitalized terms are defined in the glossary beginning on page    of this
prospectus supplement or in the glossary on page    of the prospectus.

                               ----------------

                             Table of Contents

                                                                           Page
                                                                           ----
Summary of Terms.........................................................   S-1
  The Receivables........................................................   S-1
  Interest Distributions.................................................   S-2
  Principal Distributions................................................   S-2
  [Reserve Account.......................................................   S-2]
  Optional Termination...................................................   S-2
  Material Federal Income Tax Consequences...............................   S-2
  ERISA Considerations...................................................   S-3
  Ratings................................................................   S-3
  [No] Listing of the Certificates.......................................   S-3
  Risk Factors...........................................................   S-3
Risk Factors.............................................................   S-4
  Features of the Receivables Pool May Result in Losses..................   S-4
  Class B Certificates Will Absorb Cash Shortfalls and Losses Before the
    Class A Certificates.................................................   S-4
  Your Yield to Maturity May Be Reduced by Prepayments...................   S-5
  Withdrawal or Downgrading of Initial Ratings Will Reduce the Prices for
    Certificates.........................................................   S-6
  Class B Certificateholders May Have to Pay Taxes on Amounts Not
    Actually Received....................................................   S-6
  Capitalized Terms......................................................   S-7
Formation of the Trust...................................................   S-7
The Trust Property.......................................................   S-7
The Receivables Pool.....................................................   S-8
  Pool Composition.......................................................   S-8
The Servicer.............................................................  S-12
  Size of Servicing Portfolio............................................  S-12
  Delinquencies and Loss.................................................  S-12
[Weighted Average Life of the Certificates...............................  S-15]
Use of Proceeds..........................................................  S-18
Description of the Certificates..........................................  S-18
  General................................................................  S-19
The Agreements...........................................................  S-19
  Sale and Assignment of the Receivables.................................  S-19
  Accounts...............................................................  S-19
  Servicing Compensation.................................................  S-19
  Distributions on Certificates..........................................  S-19
  Credit Enhancement.....................................................  S-21
  [Reserve Fund..........................................................  S-22]
  Termination............................................................  S-23
  [Auction Sale..........................................................  S-23]
  Duties of the Trustee..................................................  S-23
  The Trustee............................................................  S-24

                                                                            Page
                                                                            ----
Material Federal Income Tax Consequences..................................  S-25
State and Local Tax Consequences..........................................  S-26
ERISA Considerations......................................................  S-26
  Class A Certificates....................................................  S-26
  Class B Certificates....................................................  S-28
Underwriting..............................................................  S-29
Legal Matters.............................................................  S-30
Glossary..................................................................  S-31

                             Summary of Terms

    This section outlines the significant terms of the offered certificates. As a summary, we do not attempt to discuss or describe in any detail the terms outlined here. We recommend that you review carefully the more detailed information in this prospectus supplement and in the attached prospectus.

Issuer..................  AmSouth Auto Trust 200 -

Seller..................  AmSouth Auto Receivables LLC.

Servicer................  AmSouth Bank

Trustee and Collateral                          .
 Agent..................

Closing Date............  On or about            , 200   ,

Cutoff Date.............  The [close] [opening] of business on      , 200  .

Distribution Dates......                 of each month or the next business day if
                          the         day is not a business day, beginning in
                                       , 200  .

Record Dates............  last day of the month prior to a distribution date.

[Minimum Denominations..  $25,000.]

Form....................  Book-entry.

Interest Accrual Method.  30/360.

Final Scheduled                    for the Class A certificates and           for
 Distribution Date......  the Class B certificates.

The Receivables

    The receivables are amounts owed by individuals under retail installment sale contracts to purchase or refinance new or used automobiles, including passenger cars, minivans, sport utility vehicles and light trucks, purchased from motor vehicle dealers. The receivables were originated by dealers and purchased by AmSouth Bank pursuant to dealer agreements.

    The seller expects that the receivables will have the following
characteristics as of         , 2000. As of the closing date, no more than 5%
of the receivables will have characteristics that differ from those described
in this prospectus supplement as of           , 2000.

Number of contracts.................................
Principal Amount.................................... $
Annual Percentage Rates.............................     % to      %
Weighted Average Annual Percentage Rate.............      %
Original term.......................................      months to      months
Weighted Average original term......................       months
Remaining term......................................       months to      months
Weighted Average remaining term.....................       months

New......................................................................      %
Used.....................................................................      %
States...................................................................
Balloon Loans............................................................      %

Interest Distributions

    On each distribution date, if the trust has sufficient cash, it will pay you the interest accrued on your certificates during the related interest period. Interest periods begin on the prior distribution date and run through the day before the current distribution date. The first interest period, however, begins on the closing date and runs through the day before the first distribution date. We will assume that each year has 360 days.

Principal Distributions

    The trust will pay all principal collections to the holders of the Class A certificates until the Class A certificates are paid in full. The trust will not pay any principal collections to the holders of the Class B certificates until the Class A certificates are paid in full.

[Reserve Account

    There will be a reserve account to help cover cash flow shortfalls.
Initially, the account will be $         . On each distribution date amounts
remaining after distribution of the total servicing fee and amounts to be paid to the certificateholders will be deposited in the reserve account until the amount equals a specified amount.]

Optional Termination

    When the principal amount of the receivables is   % or less than it was on
the cutoff date, the servicer may buy the receivables. If the servicer does not do so, the trustee will try to sell the receivables to another buyer. In either case, you must receive the principal amount of your certificates and all accrued but unpaid interest or the receivables will not be sold.

Material Federal Income Tax Consequences

    Mayer, Brown & Platt, special federal tax counsel to the trust, is of the opinion that the trust will be classified, for federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Mayer, Brown & Platt is also of the opinion that the trust will not be subject to United States federal income tax. Certificateholders must report their respective allocable shares of income earned on trust assets excluding certain amounts retained by the seller as described herein and, subject to certain limitations applicable to individuals, estates and trusts, may deduct their respective allocable shares of reasonable servicing and other fees. However, the tax code is complex, and we suggest that you and your tax advisors review the information under the caption "Material Federal Income Tax Consequences" in this prospectus supplement and the prospectus.

ERISA Considerations

    The Class A certificates may be purchased by ERISA and other retirement plans if one or more administrative exemptions apply. No Class B certificate may be purchased by ERISA or other retirement plans other than "an insurance company general account meeting specific requirements". See "ERISA Considerations" in this prospectus supplement and the prospectus.

Ratings

    It is a condition to the issuance of the certificates that [insert applicable rating agencies] rate the certificates [insert applicable rating of certificates]. A rating is not a recommendation to purchase, hold or sell the certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the certificates address the liklihood of the payment of principal and interest on the certificates according to their terms. A rating agency may lower or withdraw its rating in the future, in its discretion.

[No] Listing of the Certificates

    [The certificates will not be listed on any national securities exchange or on any automated quotation system of a registered securities association. See "Risk Factors" in the prospectus.] [The certificates will be listed on
          ].

Risk Factors

    You should consider the principal risks of an investment in the securities set forth under the caption "Risk Factors" in this prospectus supplement and the prospectus.

                               Risk Factors

    An investment in the certificates involves significant risks. Before you decide to invest, we recommend that you carefully consider the following risk factors and the risk factors specified under the heading "Risk Factors"
beginning on page    of the prospectus, which are the principal risks of an
investment in the certificates.

                             There are a number of features of the receivables
Features of the              in the pool that create additional risk of loss,
receivables pool may         including the following:
result in losses

                                . The concentration of the receivables in
                                  specific geographic areas may increase the
                                  risk of loss. Economic conditions in the
                                  states where obligors reside may affect the
                                  delinquency, loan loss and repossession
                                  experience of the trust with respect to the
                                  receivables. As of the cutoff date, the
                                  billing addresses of the obligors with
                                  respect to approximately      %,      %, and
                                       % of the principal amount of the
                                  receivables were located in           ,
                                             and         , respectively.
                                  Economic conditions in any state or region may decline over time and from time to time. Because of the concentration of the obligors in certain states, any adverse economic conditions in those states may have a greater effect on the performance of the certificates than if the concentration did not exist.

                                . Newly originated loans may be more likely to
                                  default which may cause losses. Defaults on automobile loans tend to occur at higher rates during the early years of the automobile loans. Substantially all of the automobile loans will have been originated within 12 months prior to the sale to the trust. As a result, the trust may experience higher rates of default than if the automobile loans had been outstanding for a longer period of time.

Class B certificates will    The Class B certificateholders will not receive
absorb cash shortfalls and   any distribution of interest until the full
losses before the Class A    amount of interest on the Class A certificates
certificates                 has been paid on each distribution date. The
                             Class B certificateholders will not receive any distributions of principal until the full amount of interest on and principal of the Class A certificates and interest on the Class B certificates payable on the distribution date has been distributed to the Class A certificateholders and

                             Class B certificateholders respectively. Holders of the certificates must rely for repayment upon payments on the receivables, and, if and to the extent available, amounts on deposit in the reserve account. If funds in the reserve account are exhausted, the trust will depend solely on current distributions on the receivables to make payments on the certificates. Delinquent payments on the receivables may result in a shortfall in the distributions on the Class B certificates on any distribution date due to the priority of payments on the Class A certificates.

                             The pre-tax yield to maturity is uncertain and
Your yield to maturity may   will depend on a number of factors including the
be reduced by prepayments    following:

                                . The rate of return of principal is
                                  uncertain. The amount of distributions of principal of the certificates and the time when you receive those distributions depends on the amount and the times at which borrowers make principal payments on the receivables. Those principal payments may be regularly scheduled payments or unscheduled payments resulting from prepayments or defaults of the receivables.

                                . You may be unable to reinvest distributions
                                  in comparable investments. Asset backed
                                  securities, like the certificates, usually produce more returns of principal to investors when market interest rates fall below the interest rates on the receivables and produce less returns of principal when market interest rates are above the interest rates on the receivables. As a result, you are likely to receive more money to reinvest at a time when other investments generally are producing a lower yield than that on the certificates, and are likely to receive less money to reinvest when other investments generally are producing a higher yield than that on the certificates. You will bear the risk that the timing and amount of distributions on your certificates will prevent you from attaining your desired yield.

                                . An early termination will shorten the life
                                  of your investment which may reduce your yield to maturity. If the receivables are sold upon exercise of the servicer's optional termination or the auction call, you will receive the principal amount of your securities plus accrued interest through the related interest period. Because your securities will no longer be outstanding, you will not receive the additional interest payments that you would have received had the securities remained outstanding. If you bought your securities at par on at a premium, your yield to maturity will be lower than it would have been if the optional termination or auction call had not been exercised.

Withdrawal or downgrading    A security rating is not a recommendation to buy,
of initial ratings will      sell or hold securities. Similar ratings on
reduce the prices for        different types of securities do not necessarily
certificates                 mean the same thing. You are encouraged to
                             analyze the significance of each rating
                             independently from any other rating. Any rating agency may change its rating of the certificates after those certificates are issued if that rating agency believes that circumstances have changed. Any subsequent change in rating will likely reduce the price that a subsequent purchaser will be willing to pay for the certificates.

Class B certificateholders   For federal income tax purposes, amounts
may have to pay taxes on     otherwise payable to the owners of the Class B
amounts not actually         certificates that are paid to the owners of the
received                     Class A certificates may be deemed to have been
                             received by the owners of the Class B
                             certificates and then paid by them to the owners of the Class A certificates pursuant to a guaranty. Accordingly, the owners of the Class B certificates could be liable for taxes on amounts not actually received. See "Material Federal
                             Income Tax Consequences" in this prospectus supplement.

                             [Insert any additional risk factors applicable to a particular offering]

                             Capitalized Terms

    The capitalized terms used in this prospectus, unless defined elsewhere in this prospectus supplement, have the meanings set forth in the glossary
starting on page   .

                          Formation of the Trust

    Pursuant to the trust agreement, the seller will establish the trust. Pursuant to the sale and servicing agreement, the seller will sell and assign the receivables and the other trust property to the trust in exchange for the certificates. The seller will sell the certificates to the underwriter in exchange for cash. All references herein to sales, assignments and transfers to the trust refer to sales, assignments and transfers to the trustee on behalf of the trust for the benefit of the certificateholders. Prior to such sale and assignment, the trust will have no assets or obligations or any operating history. Upon formation, the trust will not engage in any business activities other than acquiring and holding the receivables, issuing the certificates and distributing payments thereon.

    The servicer will, directly or through subservicers, hold the receivables and the certificates of title or ownership or other documents evidencing the notation of AmSouth Bank's lien on the certificates of title or ownership relating to the financed vehicles as custodian for the trustee. However, the receivables will not be marked or stamped to indicate that they have been sold to the trust, and the certificates of title for the financed vehicles will not be endorsed or otherwise amended to identify the trustee as the new secured party. Under the foregoing circumstances and in certain jurisdictions, the trust's interest in the receivables and the financed vehicles may be defeated. See "Risk Factors--The issuer's security interest in the financed vehicles will not be noted on the certificates of title, which may cause losses" and "Material Legal Aspects of the Receivables" in the prospectus.

    The trust will not acquire any contracts or assets other than the trust property, and it is not anticipated that the trust will have any need for additional capital resources. Because the trust will have no operating history upon its establishment and will not engage in any business activity other than acquiring and holding the trust property, issuing the certificates and distributing payments on them, no historical or pro forma financial statements or ratios of earnings to fixed charges with respect to the trust have been included in this prospectus supplement.

                            The Trust Property

    Each certificate represents a fractional undivided interest in the trust. The trust property will include the receivables, which were originated by dealers and purchased by AmSouth Bank pursuant to dealer agreements with dealers. On the Cutoff Date, none of the receivables will be 30 or more days delinquent. On the Closing Date, the seller will buy the receivables from AmSouth Bank and the seller will sell the receivables to the trust. The servicer will, directly or through subservicers, service the receivables. The trust property also includes:

  . all monies received under the receivables on and after the Cutoff Date and, with respect to receivables which are Actuarial Receivables, monies received thereunder prior to the Cutoff Date that are due on or after the Cutoff Date;

  . such amounts as from time to time may be held in the Collection Account, the Reserve Account, the Payahead Account, the Class A Distribution Account and the Class B Distribution Account, established and maintained by the servicer pursuant to the sale and servicing agreement as described below;

  . security interests in the financed vehicles;

  . the rights of AmSouth Bank to receive proceeds from claims under certain insurance policies;

  . the rights of the trust under the Transaction Documents;

  . the rights of AmSouth Bank to refunds for the costs of extended service contracts and to refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering the financed vehicles or the retail purchasers, as obligors of, or other persons owing payments on, the financed vehicles;

  . all right, title and interest of AmSouth Bank, other than with respect to any dealer commission, with respect to the receivables under the related dealer agreements;

  . rights with respect to any repossessed financed vehicles; and

  . all proceeds within the meaning of the UCC of the foregoing. The Reserve
    Fund will be maintained in the name of the Trustee for the benefit of the certificateholders, but will not be part of the trust.

                           The Receivables Pool

Pool Composition

    The receivables were selected from AmSouth Bank's portfolio by several criteria, including, as of the Cutoff Date, the following:

  . each receivable has a scheduled maturity of not later than either Final
    Scheduled Distribution Date;

  . each receivable was originated in the United States of America;

  . each receivable has an original term to maturity of not more than
    months and a remaining term to maturity of    months or less as of the
    Cutoff Date;

  . approximately    % of the Initial Pool Balance was secured by new
    financed vehicles, and approximately    % of the Initial Pool Balance
    was secured by used financed vehicles;

  . [each receivable provides for level monthly payments which fully amortize the amount financed except, in the case of Simple Interest Receivables, for the last payment, which may be different from the level payment;]

  . each receivable is not more than 30 days contractually past due as of
    the Cutoff Date and is not more than         months paid ahead;

  . each receivable has an outstanding principal balance between $     and
    $      ; and

  . each receivable has an APR of no less than     %.

    As of the Cutoff Date, no obligor on any receivable was noted in the related records of the servicer as being the subject of any pending bankruptcy or insolvency proceeding. The
latest scheduled maturity of any receivable is not later than      . No
selection procedures believed by the seller to be materially adverse to certificateholders were used in selecting the receivables.

    The seller considers an account past due if any portion of the payment due on a due date is not received by the succeeding due date for that account.

    The composition, distribution by remaining term, distribution by APR, geographic distribution and distribution by remaining principal of the receivables as of the Cutoff Date are set forth in the tables below. The percentages in the following tables may not add to 100% due to rounding.

           Composition of the Receivables as of the Cutoff Date

                           New Financed       Used Financed
                             Vehicles           Vehicles             Total
                         -----------------  -----------------  -----------------
Aggregate Principal
 Balance................ $                  $                  $
Number of Receivables...
Average Principal
 Balance................ $                  $                  $
Average Original
 Balance................ $                  $                  $
Weighted Average
 Contract Rate..........                  %                  %                  %
Contract Rate (Range)...             %-   %             %-   %             %-   %
Weighted Average
 Original Term..........            months             months             months
Original Term (Range)...     to     months      to     months      to     months
Weighted Average
 Remaining Term.........     to     months      to     months      to     months
Remaining Term (Range)..     to     months      to     months      to     months

  Distribution by Remaining Term of the Receivables as of the Cutoff Date

                                                         Aggregate Percentage of
 Remaining                                    Number of  Principal   Original
 Term (Range)                                Receivables  Balance  Pool Balance
 ------------                                ----------- --------- -------------
 Less than 30 months........................             $                  %
 30 to 35 months............................
 36 to 41 months............................
 42 to 47 months............................
 48 to 53 months............................
 54 to 59 months............................
 60 to 65 months............................
 66 to 71 months............................
 72 to 77 months............................
 78 to 89 months............................
                                              --------   --------     ------
     Total..................................             $            100.00%
                                              ========   ========     ======

Distribution by Annual Percentage Rate of the Receivables as of the Cutoff Date

     Annual                                            Aggregate  Percentage of
Percentage Rate                            Number of   Principal    Original
     Range                                Receivables   Balance   Pool Balance
---------------                           ----------- ----------- -------------
8.00% to below...........................             $                    %
8.00% to 8.99%...........................
9.00% to 9.99%...........................
10.00% to 10.99%.........................
11.00% to 11.99%.........................
12.00% to 12.99%.........................
13.00% to 13.99%.........................
14.00% to 14.99%.........................
15.00% to 15.99%.........................
16.00% to 16.99%.........................
17.00% to 17.99%.........................
18.00% to 18.99%.........................
19.00% to 19.99%.........................
20.00% to 20.99%.........................
21.00% to 21.99%.........................
22.00% and above.........................
                                          ----------  -----------    ------
    Total................................             $              100.00%
                                          ==========  ===========    ======

     Geographic Distribution of the Receivables as of the Cutoff Date

                                                        Aggregate  Percentage of
                                          Number of     Principal    Original
State                                    Receivables     Balance   Pool Balance
-----                                  --------------- ----------- -------------
     .................................                 $                    %
     .................................
     .................................
     .................................
     .................................
     .................................
     .................................
     .................................
Other.................................
                                       --------------- -----------    ------
    Total.............................                 $              100.00%
                                       =============== ===========    ======

    Distribution by state is based on billing addresses of the obligors as of the cutoff date, which may differ from the state of origination of the receivable.

    "Other" include    other states, none of which have a concentration of
receivables in excess of        % of the aggregate principal balance.

      Distribution by Remaining Principal Balance of the Receivables

                           as of the Cutoff Date

    Remaining                                          Aggregate  Percentage of
Principal Balance                        Number of     Principal    Original
     (Range)                            Receivables     Balance   Pool Balance
-----------------                     --------------- ----------- -------------
$2,500 to $4,999.....................                 $                    %
$5,000 to $7,499.....................
$7,500 to $9,999.....................
$10,000 to $12,499...................
$12,500 to $14,999...................
$15,000 to $17,499...................
$17,500 to $19,999...................
$20,000 to $22,499...................
$22,500 to $24,999...................
$25,000 to $27,499...................
$27,500 to $29,999...................
$30,000 to $32,499...................
$32,500 to $34,999...................
$35,000 to $37,499...................
$37,500 to $39,999...................
$40,000 to $41,499...................
$42,500 to $44,999...................
$45,000 to $47,499...................
$47,500 to $49,999...................
$50,000 to $52,499...................
$52,500 to $54,999...................
                                      --------------- -----------    ------
    Total............................                 $              100.00%
                                      =============== ===========    ======

    As of the Cutoff Date, approximately   % of the aggregate principal balance
of the Receivables, constituting   % of the number of receivables, were between
1 payment and    payments paid-ahead.

    As of the Cutoff Date, approximately    % of the aggregate principal
balance of the Receivables, constituting   % of the number of receivables, are
actuarial receivables. "actuarial receivables" are receivables that provide for amortization of the amount financed over a series of fixed, level-payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the receivable, consists of an amount of interest equal to 1/12 of the APR of the amount financed multiplied by the unpaid principal balance of the amount financed, and an amount of principal equal to the remainder of the monthly payment.

    As of the Cutoff Date, approximately    % of the aggregate principal
balance of the receivables, constituting    % of the number of receivables, are
simple interest receivables. "Simple interest receivables" are receivables that provide for the amortization of the amount financed under the receivable over a series of fixed level monthly payments. However, unlike the monthly payment under an actuarial receivable, each monthly payment includes an installment of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed, as a fraction of a calendar year, since the preceding payment of interest was made. As payments are received under a simple interest receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

    If an actuarial receivable is prepaid in full, with minor variations based upon state law, under the terms of the motor vehicle retail installment sale contract or loan agreement, as the case may be, a refund or rebate will be made to the borrower of the portion of the total amount of payments then due and payable under such contract or agreement allocable to unearned interest, calculated on the basis of a constant interest rate. If a simple interest receivable is prepaid, rather than receive a rebate, the borrower is required to pay interest only to the date of prepayment. The amount of a rebate under an actuarial receivable generally will be less than the remaining scheduled payments of interest that would have been due under a simple interest receivable for which all payments were made on schedule.

    The servicer may accede to an obligor's request to pay scheduled payments in advance, in which event the obligor will not be required to make another regularly scheduled payment until the time a scheduled payment not paid in advance is due. The amount of any payment, which are not amounts representing Payaheads, made in advance will be treated as a principal prepayment and will be distributed as part of the principal distribution amount in the month following the collection period in which the prepayment was made. See "Maturity and Prepayment Considerations" in the prospectus.

                               The Servicer

Size of Servicing Portfolio

    As of           , the servicer serviced approximately        retail
installments sale contracts, consisting primarily of new and used automobile, including passenger car, minivan, sport/utility vehicles and light truck, receivables, representing an outstanding balance of approximately $ million. See "AmSouth Bank" in the prospectus.

Delinquencies And Loss

    Set forth below is information concerning the historical delinquency and loss experience of AmSouth Bank pertaining to new and used automobile, including passenger car, minivan, sport/utility vehicle and light truck, retail installment sales contracts originated indirectly by

AmSouth Bank through dealers. The information is presented in a pro forma basis, and includes information with respect to First American Bank receivables prior to AmSouth Bank's acquisition of First American Bank on October 1, 1999. The tables also include information on receivables previously sold by AmSouth Bank which AmSouth Bank continues to service. There can be no assurance that the delinquency and loss experience on the receivables will be comparable to that set forth below.

                               AmSouth Bank

                          Delinquency Experience

                            As of June 30,                  At December 31,
                          --------------------  ------------------------------------------
                            2000       1999       1999       1998       1997       1996
                          ---------  ---------  ---------  ---------  ---------  ---------
Number of Contracts
 Outstanding at end of
 Period.................    361,352    290,584    327,821    247,895    182,893    179,425
Delinquencies as a
 Percent of Number of
 Contracts Outstanding
 at end of Period
  30-59 Days............       1.70%      1.30%      1.87%      1.79%      1.85%      2.08%
  60-89 Days............       0.52%      0.35%      0.53%      0.48%      0.37%      0.49%
  90 Days and Over......       0.23%      0.20%      0.23%      0.29%      0.24%      0.33%
                          ---------  ---------  ---------  ---------  ---------  ---------
Total Delinquencies as a
 Percent of Number of
 Contracts Outstanding
 at end of Period.......       2.46%      1.86%      2.63%      2.56%      2.46%      2.91%
                          =========  =========  =========  =========  =========  =========
Portfolio Outstanding at
 end of Period--$'s in
 Thousands..............  4,344,847  3,371,785  3,901,896  2,737,539  1,852,776  1,826,937
Delinquencies as a
 Percent of Portfolio
 Outstanding at end of
 Period
  30-59 Days............       1.58%      1.14%      1.68%      1.56%      1.65%      1.93%
  60-89 Days............       0.47%      0.30%      0.47%      0.41%      0.35%      0.45%
  90 Days and Over......       0.20%      0.17%      0.20%      0.26%      0.22%      0.29%
                          ---------  ---------  ---------  ---------  ---------  ---------
Total Delinquencies as a
 Percent of Portfolio
 Outstanding at end of
 Period.................       2.25%      1.62%      2.36%      2.23%      2.22%      2.68%
                          =========  =========  =========  =========  =========  =========

    The period of delinquency is based on the number of days scheduled payments are contractually past due and includes receivables that have not been charged-off.

                               AmSouth Bank

                  Credit Loss and Repossession Experience

                          During Six Months
                           Ended June 30,       During Fiscal Year Ended December 31,
                         --------------------  ------------------------------------------
                           2000       1999       1999       1998       1997       1996
                         ---------  ---------  ---------  ---------  ---------  ---------
Average Portfolio
 Outstanding During
 Period--in Thousands
  Gross................. 4,222,331  3,103,912  3,422,620  2,169,953  1,822,760  1,736,818
Average Number of
 Contracts Outstanding
 During Period..........   348,786    271,543    293,225    205,431    179,992    172,900
Number of Repossessions
 During Period..........     3,573      3,379      7,702      4,308      2,719      2,405
Repossessions as a
 Percent of Average
 Number of Contracts
 Outstanding During
 Period (Annualized)....      2.05%      2.49%      2.63%      2.10%      1.51%      1.39%
  Gross Charge-Offs.....    31,414     20,372     47,146     27,181     28,801     31,647
  Recoveries............    14,403      8,997     18,819     15,246     16,232     12,615
  Net Losses ...........    17,011     11,375     28,327     11,935     12,569     19,032
Net Losses as a Percent
 of Average Gross
 Portfolio Outstanding
 (Annualized)...........      0.81%      0.73%      0.83%      0.55%      0.69%      1.10%

    All gross amounts and percentages are based on the gross amount scheduled to be paid on each contract including unearned finance and other charges.

    Gross Charge-offs represents the outstanding balance of contracts charged-off that are determined to be uncollectible.

    Recoveries represents amounts received on contracts charged off in period or any prior periods net of recovery expenses.

    "Net Losses" are Gross Charge-offs less Recoveries.

    The delinquencies and losses show fairly stable trends. The improvement from the 1996 levels reflects the effect of the current credit policies and practices. The portfolio began to grow substantially from the second half of 1999. Losses as a percentage of outstandings reached its lowest level in 1998 partly because of improvements in credit controls and partly because of this growth. Losses increased in 1999. While the two factors mentioned previously were still in effect, the total losses in 1999 were impacted by additional losses incurred in the First American Bank portfolio stemming from operational and integration issues associated with First American Bank's acquisitions. Portfolio growth is now modest and losses year-to-date in 2000 are more representative of loss expectations going forward.

    Delinquencies and Net Losses are affected by a number of social and economic factors, including changes in interest rates and unemployment levels, and there can be no assurance as to the level of future total delinquencies or the severity of future net charge-offs. As a result, delinquency and net charge-off experience of the receivables may differ from those shown in the tables.

                [Weighted Average Life of the Certificates]

    [Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this prospectus, the absolute prepayment model or ABS, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables. As the rate of payment of principal of the certificates will depend on the rate of payment, including prepayments, of the principal balance of the receivables, the final distribution in respect of the certificates could occur significantly earlier than the Final Scheduled Distribution Date for the certificates. Reinvestment risk associated with early payment of the certificates will be borne exclusively by the certificateholders.

    The table captioned "Percent of Original Class A Principal Balance or Original Class B Principal Balance at Various ABS Percentages" has been prepared on the basis of the characteristics of the receivables. The ABS Table assumes that

      .the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

      .each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days,

      .distributions on the certificates are made on each Distribution Date,
  and each such date is assumed to be the      day of each applicable month,

      .the balance in the Reserve on each Distribution Date is equal to the Specified Reserve Balance, and

      .the servicer does not exercise its option to purchase the receivables. The first two pools have an assumed cutoff date of
       and the remaining pools have an assumed cutoff date of              .

The ABS Table sets forth the percent of the Original Class A Principal Balance and the percent of the Original Class B Principal Balance that would be outstanding after each of the Distribution Dates shown and the corresponding weighted average lives thereof at various constant ABS percentages.

    The ABS Table also assumes that the receivables have been aggregated into four hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the four pools, which is based on its aggregate principal balance, APR, original term to maturity as of the Cutoff Date, will be such that each pool will fully amortize by the end of its remaining term to maturity.


                                 [INSERT TABLE]

    The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the four hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the Class A certificates and the Class B certificates.]

                  Percent of Initial Certificate Balance

                        At Various ABS Percentages


                                 [INSERT TABLE]

    The weighted average life of a Class A certificate is determined by

  . multiplying the amount of each principal payment of such Class A certificate by the number of years from the date of the issuance of such Class A certificate to the Distribution Date on which such principal payment is made,

  . adding the results and

  . dividing the sum by the initial principal balance of such Class A certificate.

    An asterisk "*" means a percent of initial Class A certificate principal balance of more than zero and less than 0.5%.

    The ABS tables have been prepared based on the assumptions described in this section, including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance of the receivables, and should be read in conjunction with those assumptions.

                  Percent of Initial Certificate Balance

                        At Various ABS Percentages


                                 [INSERT TABLE]

    The weighted average life of a Class B certificate is determined by

  . multiplying the amount of each principal payment of such Class B certificate by the number of years from the date of the issuance of such Class B certificate to the Distribution Date on which such principal payment is made,

  . adding the results and

  . dividing the sum by the initial principal balance of such Class B certificate.

    An asterisk "*" means a percent of initial Class B certificate principal balance of more than zero and less than 0.5%.

    The ABS tables have been prepared based on the assumptions described in this section, including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance of the receivables, and should be read in conjunction with those assumptions.

                              Use of Proceeds

    The net proceeds from the sale of the certificates will be applied by the
seller first, to deposit approximately $       into the Reserve Account and
second, the balance to purchase the receivables and the other trust property from AmSouth Bank.

                      Description of the Certificates

    The certificates will be issued pursuant to the trust agreement, substantially in the form filed as an exhibit to the registration statement. The following information summarizes all material provisions of the certificates and the trust agreement. The following summary supplements the description of the general terms and provisions of the certificates of any given series and the related trust agreement set forth in the prospectus, to which description reference is hereby made.

General

    The certificates will evidence fractional undivided interests in the assets of the trust to be created pursuant to the trust agreement. The Class A certificates will evidence in the aggregate an undivided ownership interest of
  % of the trust and the Class B certificates will evidence in the aggregate an
undivided ownership interest of   % of the trust.

                              The Agreements

Sale and Assignment of the Receivables

    Certain information regarding the conveyance of the receivables by AmSouth Bank to the seller and by the seller to the trust on the Closing Date pursuant to the sale and servicing agreement is set forth in the prospectus under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

Accounts

    [The assets of the trust will not include a Pre-Funding Account.] All other Accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the prospectus, will be established by the servicer and maintained with the trustee in the name of the trustee on behalf of the certificateholders. The Reserve Fund will be established by the servicer as a segregated account with the collateral agent on behalf of the certificateholders.

Servicing Compensation

    The servicer will be entitled to receive a servicing fee for each
collection period in an amount equal to the product of one-twelfth of    % per
annum for as long as AmSouth Bank or an affiliate thereof is the servicer, and
   % per annum if AmSouth Bank or an affiliate thereof is no longer the servicer and the pool balance as of the first day of the Collection Period. The "servicing fee" will also include amounts to be paid to the servicer as described in the prospectus. The servicing fee, together with any portion of the servicing fee that remains unpaid from prior Distribution Dates, or the total servicing fee, will be paid from the Total Distribution Amount. The total servicing fee will be paid prior to the distribution of any portion of the interest distribution amount to the certificateholders. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the prospectus.

Distributions on Certificates

    Deposits to Collection Account. On or before the earlier of the eighth business day of the month in which a Distribution Date occurs and the Determination Date, the servicer will provide the trustee with certain information with respect to the preceding Collection Period, including the amount of aggregate collections on the receivables, the aggregate amount of liquidated receivables, [the Advances, if any, to be made by the servicer of interest and principal due on the Actuarial Receivables,] the amount, if any, to be withdrawn from the Payahead Account and deposited in the Collection Account, the amount, if any, to be withdrawn from the Reserve Fund and deposited in the Collection Account, the amount, if any, to be withdrawn from the Reserve Fund and paid to the seller, in each case, with respect to such Distribution Date and the aggregate purchase amount of receivables to be repurchased by the seller or to be purchased by the servicer, in each case with respect to such Distribution Date.

    [On or before each Distribution Date, the servicer will cause the trustee to withdraw from the Payahead Account and

      (1) deposit into the Collection Account in immediately available funds, the portion of Payaheads constituting scheduled payments on actuarial receivables or that are to be applied to prepay actuarial receivables in full and

      (2) distribute to the seller, in immediately available funds, all investment earnings on funds in the Payahead Account with respect to the preceding Collection Period.]

On or before each Distribution Date the servicer will deposit any advances for such Distribution Date into the Collection Account. On or before the business day preceding each Distribution Date, the servicer will cause the Interest Collections and the Principal Collections for such Distribution Date to be deposited into the Collection Account.

    Monthly Withdrawals from the Collection Account. [On each Distribution Date, the servicer shall instruct the trustee to withdraw from the Collection Account and deposit in the Payahead Account in immediately available funds, the aggregate Payaheads collected during the preceding Collection Period.] On each Distribution Date, the servicer shall instruct the trustee to make the following deposits and distributions, to the extent of interest collections, and, in the case of shortfalls occurring under clause (2) below in the Class A Interest Distribution, the Class B Percentage of principal collections to the extent of such shortfalls:

      (1) to the servicer, the servicing fee and all unpaid servicing fees from prior Collection Periods, to the extent not retained by the servicer;

      (2) to the Class A Distribution Account, after the application of clause (1), the Class A Interest Distribution; and

      (3) to the Class B Distribution Account, after the application of clauses (1) and (2), the Class B interest distribution.

    On each Distribution Date, the servicer shall instruct the trustee to make the following deposits and distributions, to the extent of principal collections and interest collections remaining after the application of clauses
(1), (2) and (3) above:

      (4) to the Class A Distribution Account, the Class A Principal
  Distribution;

      (5) to the Class B Distribution Account, after the application of clause (4), the Class B Principal Distribution; and

      (6) to the Reserve Fund, any amounts remaining after the application of clauses (1) through (5).

    To the extent necessary to satisfy the distributions described in the preceding paragraphs, the servicer shall instruct the trustee to withdraw from the Reserve Fund and deposit in the Class A Distribution Account or the Class B Distribution Account as described below in the following order of priority on each Distribution Date:

      (1) an amount equal to the excess of the Class A Interest Distribution over the sum of interest collections and the Class B percentage of principal collections will be deposited into the Class A Distribution
  Account:

      (2) an amount equal to the excess of the Class B Interest Distribution over the portion of interest collections remaining after the distribution of the Class A Interest Distribution will be deposited into the Class B Distribution Account;

      (3) an amount equal to the excess of the Class A principal distribution over the portion of principal collections and interest collections remaining after the distribution of the Class A interest distribution and the Class B interest distribution will be deposited into the Class A Distribution Account; and

      (4) an amount equal to the excess of the Class B principal distribution over the portion of principal collections and interest collections remaining after the distribution of the Class A interest distribution, the Class B interest distribution and the Class A principal distribution will be deposited into the Class B Distribution Account.

    On each Distribution Date, all amounts on deposit in the Class A Distribution Account will be distributed to the Class A certificateholders and all amounts on deposit in the Class B Distribution Account will be distributed to the Class B certificateholders.

Credit Enhancement

    Subordination of the Class B Certificates. The rights of the Class B certificateholders to receive distributions with respect to the receivables will be subordinated to the rights of the Class A certificateholders to the extent described below. This subordination is intended to enhance the likelihood of timely receipt by Class A certificateholders of the full amount of interest and principal required to be paid to them, and to afford such Class A certificateholders limited protection against losses in respect of the receivables.

    No interest distribution will be made to the Class B certificateholders on any Distribution Date in respect of interest until the full amount of interest on the Class A certificates payable on such Distribution Date has been distributed to the Class A certificateholders. No principal distribution will be made to the Class B certificateholders on any Distribution Date in respect of principal until the full amount of interest on and principal of the Class A certificates and interest on the Class B certificates payable on such

Distribution Date has been distributed to the Class A certificateholders and the Class B certificateholders, respectively. Distributions of interest on the Class B certificates, however, to the extent of collections on or in respect of the receivables allocable to interest and certain available amounts on deposit in the Reserve Fund, will not be subordinated to the payment of principal of the Class A certificates.

    [Reserve Fund.

    In the event of delinquencies or losses on the receivables, the protection afforded to the Class A certificateholders will be effected both by the preferential right of the Class A certificateholders to receive current distributions with respect to the receivables, to the extent described above under "--Subordination of the Class B Certificates," prior to any distribution being made on a Distribution Date to the Class B certificateholders, and to receive amounts on deposit in the Reserve Fund. Amounts on deposit in the Reserve Fund will also be generally available to cover shortfalls in required distributions to the Class B certificateholders, in respect of interest, after payment of interest on the Class A certificates and, in respect of principal, after payment of interest on and principal of the Class A certificates and interest on the Class B certificates. The Reserve Fund will not be a part of or otherwise includible in the trust and will be a segregated trust account held by the collateral agent for the benefit of the certificateholders.

    Pursuant to the sale and servicing agreement, the Reserve Fund will be created and maintained with the trustee. On the Closing Date, the seller will
deposit $       , which equals    % of the initial pool balance, into the
Reserve Fund. The Reserve Fund initial deposit will be augmented on each Distribution Date by deposit therein of collections remaining after distribution of the servicing fee and amounts to be paid to Class A certificateholders and Class B certificateholders as described under "Related Definition" as "--Distributions on Certificates." Amounts on deposit in the Reserve Fund will be released to the seller on each Distribution Date to the extent that the amount on deposit in the Reserve Fund exceeds the Specified Reserve Balance. Upon any such release to the seller of amounts from the Reserve Fund, neither the Class A certificateholders nor the Class B certificateholders will have any further rights in, or claims to, such amounts.


    Amounts held from time to time in the Reserve Fund will continue to be held for the benefit of the certificateholders and may be invested in eligible investments. Any loss on such investment will be charged to the Reserve Fund. Any investment earnings, net of losses, will be paid to the seller.

    The time necessary for the Reserve Fund to reach and maintain the specified reserve balance at any time after the date of issuance of the certificates will be affected by the delinquency, credit loss and repossession and prepayment experience of the receivables and, therefore, cannot be accurately predicted.

    If on any Distribution Date the protection afforded the Class A certificates by the Class B certificates and by the Reserve Fund is exhausted, the Class A certificateholders will directly bear the risks associated with ownership of the receivables. If on any Distribution

Date amounts on deposit in the Reserve Fund have been depleted, the protection afforded the Class B certificates by the Reserve Fund will be exhausted and the Class B certificateholders will directly bear the risks associated with ownership of the receivables.

    None of the Class B certificateholders, the trustee, the servicer, AmSouth Bank or the seller will be required to refund any amounts properly distributed or paid to them, whether or not there are sufficient funds on any subsequent Distribution Date to make full distributions to the Class A certificateholders.]

Termination

    The servicer will be permitted, at its option, in the event that the pool
balance as of the first day of a Collection Period has declined to   % or less
of the initial pool balance, to purchase from the trust, on any Distribution Date occurring in a subsequent Collection Period, all remaining receivables in the trust at a purchase price equal to the sum of the Class A principal balance and the Class B principal balance plus accrued and unpaid interest thereon at the applicable pass-through rates. The exercise of this right will effect an early retirement of the Certificates. See "Description of the Transfer and Servicing Agreements--Termination" in the prospectus.

[Auction Sale

    In the event of an auction sale, the certificates will be redeemed at a redemption price equal to the sum of the Class A principal balance and the Class B principal balance plus accrued and unpaid interest thereon at the applicable pass-through rates. See "Description of the Transfer and Servicing Agreements--Termination" in the prospectus.]

Duties of the Trustee

    The trustee will make no representations as to the validity or sufficiency of the trust agreement, the certificates, other than the execution and authentication of the certificates, the receivables or any related documents, and will not be accountable for the use or application by the seller or the servicer of any funds paid to the seller or the servicer in respect of the certificates or the receivables, or the investment of any monies by the servicer before such monies are deposited into the Collection Account. The trustee will not independently verify the receivables. If no event of servicing termination has occurred and is continuing, the trustee will be required to perform only those duties specifically required of it under the sale and servicing agreement. Generally, those duties are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the trustee under the sale and servicing agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the sale and servicing agreement. The trustee will not be charged with knowledge of a failure by the servicer to perform its duties under the sale and servicing agreement which failure constitutes an event of servicing termination unless a responsible officer of the trustee obtains actual knowledge of such failure as specified in the sale and servicing agreement.

    The trustee will be under no obligation to exercise any of the rights or powers vested in it by the trust agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the certificateholders, unless such certificateholders have offered the trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby. No Class A certificateholder or Class B certificateholder will have any right under the trust agreement to institute any proceeding with respect to the trust agreement, unless such holder has given the trustee written notice of default and unless, with respect to the Class A certificates, the holders of Class A certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A certificates or, with respect to the Class B certificates, the holders of Class B certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class B certificates, have made a written request to the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for 30 days has neglected or refused to institute any such proceedings.

The Trustee

              , a                    , will act as trustee under the trust
agreement. The trustee, in its individual capacity or otherwise, and any of its affiliates, may hold certificates in their own names or as pledgee. In addition, for the purpose of meeting the legal requirements of certain jurisdictions, the servicer and the trustee, acting jointly (or in some instances, the trustee, acting alone), will have the power to appoint co-trustees or separate trustees of all or any part of the trust. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee by the trust agreement will be conferred or imposed upon the trustee and such co-trustee or separate trustee jointly, or, in any jurisdiction where the trustee is incompetent or unqualified to perform certain acts, singly upon such co-trustee or separate trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the trustee.

    The trustee may resign at any time, in which event the servicer will be obligated to appoint a successor trustee. The servicer may also remove the trustee if the trustee ceases to be eligible to serve, becomes legally unable to act, is adjudged insolvent or is placed in receivership or similar proceedings. In such circumstances, the servicer will be obligated to appoint a successor trustee. However, any such resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

    The trust agreement will provide that the servicer will pay the trustee's fees. The trust agreement will also provide that the trustee will be entitled to indemnification by the seller for, and will be held harmless against, any loss, liability or expense incurred by the trustee not resulting from the trustee's own willful misfeasance, bad faith or negligence. Indemnification will be unavailable to the trustee to the extent that any such loss, liability or expense results from a breach of any of the trustee's representations or warranties set forth in the trust agreement, and for any tax, other than those for which the seller or the servicer is required to indemnify the trustee.

    The trustee's corporate trust office is located at                 .
AmSouth Bank, the servicer, the seller and their respective affiliates may have other banking relationships with the trustee and its affiliates in the ordinary course of their business.

                 Material Federal Income Tax Consequences

    In the opinion of Mayer, Brown & Platt, special tax counsel, the trust will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. Accordingly, each certificate owner will be subject to federal income taxation as if it owned directly its interest in each asset owned by the trust and paid directly its share of reasonable expenses paid by the trust. Each certificate owner therefore must report on its federal income tax return the gross income from the portion of the assets of the trust that is allocable to such certificate and may deduct the portion of the expenses incurred or accrued by the trust that is allocable to such certificate, at the same time and to the same extent as such items would be reported by such certificate owner if it had purchased and held directly an interest in such assets and received or accrued directly its share of the payments with respect to such assets and incurred or accrued directly its share of expenses incurred or accrued by the trust when those amounts are received, incurred or accrued by the trust.

    If the Class B certificate owners receive distributions of less than their share of the Trust's receipts of principal or interest (the "shortfall amount") because of the subordination of their certificates, such Class B certificate owners would probably be treated for federal income tax purposes as if they had

      (1) received as distributions their full share of such receipts,

      (2) paid over to the Class A certificate owners an amount equal to such shortfall amount, and

      (3) retained the right to reimbursement of such amounts from certain funds in the Reserve Account. Under this treatment,

         (x) Class B certificate owners would be required to accrue as current income any interest, original issue discount income, or (to the extent paid on the trust's assets) accrued market discount of the trust that was a component of the shortfall amount, even though such amount was in fact paid to the Class A certificate owners,

         (y) a loss would only be allowed to the Class B certificate owners when their right to receive reimbursement of such shortfall amount became worthless, and

         (z) reimbursement of such shortfall amount prior to such a claim of worthlessness would not be taxable income to a Class B certificate owner because such amount was previously included in income. Those results should not significantly affect the inclusion of income for Class B certificate owners on the accrual method of accounting, but could accelerate inclusion of income to Class B certificate owners on the cash method of accounting by, in effect, placing them on the accrual method. All Class B certificate owners are encouraged to consult their tax advisors regarding the character and timing of loss deductions.

    We suggest that each certificate owner review "Material Federal Income Tax Consequences" in the prospectus for a more detailed discussion of the material federal income tax consequences of the purchase, ownership and disposition of the certificates.

                     State and Local Tax Consequences

    The discussion above does not address the tax consequences of purchase, ownership or disposition of the certificates under any state or local tax law. We suggest that investors consult their own tax advisors regarding state and local tax consequences.

                           ERISA Considerations


    If you are a fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds, separate accounts and general accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or
Section 4975 of the Code, each of which we refer to as a "Plan", you should carefully review with your legal advisors whether the purchase or holding of the certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether a statutory or administrative exemption may be available.

Class A Certificates

    The U.S. Department of Labor has issued an individual exemption to the underwriter which generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, the purchase, sale and holding of certificates underwritten by an underwriter, as defined below, provided that certain conditions set forth in the exemption are satisfied. For purposes of this discussion, the term "underwriter" includes

      (a) the underwriter,

      (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the underwriter and

      (c) any member of the underwriting syndicate or selling group of which the underwriter or a person described in (b) is a manager or co-manager with respect to the certificates.

    The obligations covered by the exemption include motor vehicle installment obligations such as the receivables. The exemption would apply to the acquisition, holding and resale of the certificates by a Plan only if specific conditions, some of which are described below, are met. It is not clear whether the exemption applies to participant directed plans as described in Section 404(c) of ERISA or plans that are subject to Section 4975 of the Code but that are not subject to Title 1 of ERISA, such as certain Keogh plans and certain individual retirement accounts.

    The exemption sets forth six general conditions that, among others, must be satisfied for a transaction involving the purchase, sale and holding of Class A certificates by a Plan to be eligible for exemptive relief. First, the acquisition of the certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by such certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, such certificates, at the time of acquisition by the Plan, must be rated in one of the three highest generic rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Duff & Phelps Credit Rating Co., Moody's Investors Service, Inc. and Fitch IBCA, Inc. Fourth, the trustee cannot be an affiliate of any other member of the "Restricted Group," which consists of the underwriter, the seller, the servicer, the trustee, any sub-servicer, and any borrower with respect to the receivables constituting more than 5.0% of the aggregate unamortized principal balance of the receivables as of the date of initial issuance of such certificates. Fifth, the sum of all payments made to and retained by any underwriter in connection with the distribution or placement of certificates must represent not more than reasonable compensation for underwriting such certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the receivables to the trust must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the servicer or any sub-servicer must represent not more than reasonable compensation for such person's services under the sale and servicing arrangement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

    If you are a fiduciary of a Plan and you are contemplating purchasing a Class A certificate, you must make your own determination that, at the time of such purchase, such certificate satisfies the general conditions set forth above.

    The exemption also requires that the trust meet the following requirements:
(i) the trust must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of the rating agencies for at least one year prior to the Plan's acquisition of such certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of such certificates.

    If the general conditions of the exemption are satisfied, they may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Seller or an Underwriter and a Plan when the seller, an underwriter, the trustee, the servicer, a sub-servicer or a borrower is a "party in interest" or "disqualified person", as defined by ERISA and Section 4975 of the Code, with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of Class A certificates by a Plan and (iii) the holding of Class A certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of such certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For these purposes, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

    If certain specific conditions of the exemption are also satisfied, the exemption may provide relief from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code to an obligor acting as a fiduciary with respect to the investment of a Plan's assets in the Class A certificates, or that obligor's affiliate, only if, among other requirements (i) that obligor, or its affiliate, is an obligor with respect to 5% or less of the fair market value of the assets contained in the Trust and is otherwise not a member of the Restricted Group, (ii) a Plan's investment in Class A Certificates does not exceed 25% of all of the Class A certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in trusts, including the Trust, containing assets sold or serviced by the seller or the servicer and (iv) in the case of the acquisition of the Class A certificates in connection with their initial issuance, at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group.

    The exemption also applies to transactions in connection with the servicing, management and operation of the trust, provided that, in addition to the general requirements described above, (a) such transactions are carried out in accordance with the terms of a binding pooling and servicing arrangement and
(b) the pooling and servicing agreement is provided to, or described in all material respects in the prospectus or private placement memorandum provided to, investing Plans before their purchase of certificates issued by the trust. The trust agreement and the sale and servicing agreement, collectively, serve as a pooling and servicing agreement as defined in the exemption. These agreements provide that all transactions relating to the servicing, management and operations of the trust must be carried out in accordance with their terms.

    If you are a fiduciary of a Plan, before purchasing any Class A certificate, you must yourself confirm that the specific and general conditions of the exemption and the other requirements set forth in the exemption would be satisfied.

Class B Certificates

    The characteristics of the Class B certificates do not meet the requirements of the Exemption. Accordingly, Class B certificates may not be acquired by a Plan, unless it is an acquisition by an insurance company general account that is eligible for the relief afforded under Sections I and III of PTE 95-60 as discussed below.

    Section III of Department of Labor Prohibited Transaction Class Exemption 95-60 provides relief from the application of the prohibited transaction provisions of Sections 406(a), 406(b) and 407(a) of ERISA and Section 4975 of the Code for transactions in connection with the servicing, management and operation of a trust (such as the Trust) in which an insurance company general account has an interest as a result of its acquisition of certificates issued by the trust, provided that certain conditions are satisfied. Section I of PTE 95-60 provides relief from the application of Sections 406(a) and 407(a) of ERISA and Section 4975 of the Code for transactions between a party in interest with respect to a Plan and an insurance company general account in which the Plan has an interest if certain conditions are met. If the conditions of Sections I and III of PTE 95-60 are met, insurance company general accounts would be allowed to purchase classes of certificates, such as the Class B certificates, which do not meet the requirements of the exemptions solely because they (i) are subordinated to other classes of certificates in the trust and/or (ii) have not received a rating at the time of the acquisition in one of the three highest rating categories from one of the rating agencies. All other conditions of the exemption would have to be satisfied in order for PTE 95-60 to be available. Before purchasing Class B certificates, an insurance company general account seeking to rely on Sections I and III of PTE 95-60 should itself confirm that it is eligible for, and has satisfied all applicable conditions and other requirements of relief under such section.

    If you are a Plan fiduciary and you are considering whether to purchase certificates, you should consult with your counsel about whether the exemption is applicable, and about other issues in connection with your prospective purchase. You must determine on your own whether all conditions have been satisfied and whether the certificates are an appropriate investment for a Plan under ERISA and the Code or, in the case of governmental plans, under applicable federal, state or local law. Each purchaser of Class A certificates with the assets of one or more Plans shall be deemed to represent that each such Plan qualifies as an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act. No Plan may purchase or hold Class A certificates unless such certificates are rated in one of the top three rating categories by at least one rating agency at the time of such purchase, unless such Plan is an insurance company general account that represents and warrants that it is eligible for, and meets all of the requirements of, Sections I and III of Prohibited Transaction Class Exemption 95-60. Each Purchaser of Class B certificates shall be deemed to represent that it is eligible for, and meets all of the requirements of, Sections I and III of Prohibited Transaction Class Exemption 95-60.

                               Underwriting

    Subject to the terms and conditions set forth in the underwriting agreement
relating to the certificates, the seller has agreed to sell to     , and the
underwriter has agreed to purchase, the certificates, subject to the satisfaction of certain conditions precedent.

    The seller has been advised by the underwriter that it proposes to offer the certificates to the public initially at the public offering prices set forth on the cover page of this prospectus, and to certain dealers at such
prices less a concession of      % per Class A certificate and      % per Class
B certificate; that the underwriter and such dealers may allow a discount of
     % per Class A certificate and      % per Class B certificate on the sale
to certain other dealers; and that after the initial public offering of the certificates, the public offering prices and the concessions and discounts to dealers may be changed by the Underwriter.

    Until the distribution of the certificates is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriter and certain selling group members to bid for and purchase the certificates. As an exception to these rules, the underwriter is permitted to engage in certain transactions that stabilize the prices of the certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of such certificates.

    In connection with the offering, the underwriter may make short sales of the certificates and may purchase certificates on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of certificates than they are purchasing in the offering. The underwriter must close out any short position by purchasing certificates in the open market.

    In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

    Neither the seller nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the certificates. In addition, neither the seller nor the underwriter makes any representation that the underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

    The seller has agreed to indemnify the underwriter against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the underwriter may be required to make in respect thereof. In the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and, may, therefore, be unenforceable.

    The trustee or the collateral agent, as applicable, may, from time to time, invest the funds in the Accounts in eligible investments acquired from the underwriter.

                               Legal Matters

    Certain legal matters with respect to the certificates will be passed upon for the seller by Mayer, Brown & Platt. Certain legal matters with respect to
the certificates will be passed upon for the underwriter by            .

                                 Glossary

                [Additional terms to be inserted as necessary]

    "Class A Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class A Monthly Interest for the preceding Distribution Date and any outstanding Class A Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class A Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class A Pass-Through Rate.

    "Class A Interest Distribution" means, with respect to any Distribution Date, the sum of Class A Monthly Interest for such Distribution Date and the Class A Interest Carryover Shortfall for such Distribution Date.

    "Class A Monthly Interest" means, with respect to any Distribution Date, the product of (a) one-twelfth of the Class A Pass-Through Rate and (b) the Class A Principal Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, the Original Class A Principal Balance.

    "Class A Monthly Principal" means, with respect to any Distribution Date, the Class A Percentage of the Principal Distribution Amount for such Distribution Date plus the Class A Percentage of Realized Losses with respect to receivables which became Liquidated Receivables during the related Collection Period.

    "Class A Principal Balance" equals the Original Class A Principal Balance, as reduced by all amounts allocable to principal on the Class A Certificates previously distributed to Class A certificateholders.

    "Class A Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class A Monthly Principal for the preceding Distribution Date and any outstanding Class A Principal Carryover Shortfall on such preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class A Distribution Account on such preceding Distribution Date.

    "Class A Principal Distribution" means, with respect to any Distribution Date, the sum of Class A Monthly Principal for such Distribution Date and the Class A Principal Carryover Shortfall for such Distribution Date; provided, however, that the Class A Principal Distribution shall not exceed the Class A Principal Balance immediately prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the principal required to be deposited in the Class A Distribution Account will include the lesser of

  . any principal due and remaining unpaid on each receivable in the trust as of the Final Scheduled Maturity Date or

  . the portion of the amount required to be deposited under the preceding clause that is necessary, after giving effect to the other amounts to be deposited in the Class A Distribution Account on such Distribution Date and allocable to principal, to reduce the Class A Principal Balance to zero.

    "Class B Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class B Monthly Interest for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class B Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class B Pass-Through Rate.

    "Class B Interest Distribution" means, with respect to any Distribution Date, the sum of Class B Monthly Interest for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

    "Class B Monthly Interest" means, with respect to any Distribution Date, the product of (a) one-twelfth of the Class B Pass-Through Rate and (b) the Class B Principal Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, the Original Class B Principal Balance.

    "Class B Monthly Principal" means, with respect to any Distribution Date, the Class B Percentage of the Principal Distribution Amount for such Distribution Date plus the Class B Percentage of Realized Losses with respect to Receivables which became Liquidated Receivables during the related Collection Period.

    "Class B Principal Balance" equals the Original Class B Principal Balance, as reduced by all amounts allocable to principal on the Class B certificates previously distributed to Class B certificateholders.

    "Class B Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class B Monthly Principal for the preceding Distribution Date and any outstanding Class B Principal Carryover Shortfall on such preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class B Distribution Account on such preceding Distribution Date.

    "Class B Principal Distribution" means, with respect to any Distribution Date, the sum of Class B Monthly Principal for such Distribution Date and the Class B Principal Carryover Shortfall for such Distribution Date; provided, however, that the Class B Principal Distribution shall not exceed the Class B Principal Balance immediately prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the principal required to be distributed to Class B certificateholders will include the lesser of

  . any principal due and remaining unpaid on each receivable in the trust as of the Final Scheduled Maturity Date or

  . the portion of the amount required to be deposited under the preceding bullet point that is necessary, after giving effect to the other amounts to be deposited in the Class B Distribution Account on such Distribution Date and allocable to principal, to reduce the Class B Principal Balance to zero, and, in the case of these bullet points, remaining after any required distribution of the amount described in the first bullet point to the Class A Distribution Account.

    "Collection Period" means, with respect to a Distribution Date, (a) in the case of the initial Distribution Date, the period from and including the Cutoff
Date through and including            ,          and (b) thereafter, the
calendar month preceding the related Distribution Date.

    "Collections" for any Distribution Date will equal the sum of Interest Collections and Principal Collections for the related Distribution Date.

    "Cram Down Loss" means, with respect to a receivable if a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such receivable or otherwise modifying or restructuring the scheduled payments to be made on such receivable, an amount equal to

  . the excess of the principal balance of such receivable immediately prior to such order over the principal balance of such receivable as so reduced and/or

  . if such court shall have issued an order reducing the effective rate of interest on such receivable, the net present value, calculated using as the discount rate the higher of the APR on such receivable or the rate of interest, if any, specified by the court in such order, of the scheduled payments as so modified or restructured.

    "Interest Collections" for any Distribution Date will equal the sum of the following amounts with respect to any Distribution Date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and with respect to Actuarial Receivables, in accordance with the actuarial method:

  . that portion of all collections on the receivables allocable to interest in respect of the preceding Collection Period, including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to interest and excluding amounts deposited into the Payahead Account and allocable to interest, in each case, in respect of the preceding Collection Period;

  . all proceeds, other than any proceeds from any Dealer commission, of the liquidation of Liquidated Receivables, net of expenses incurred by the servicer in connection with such liquidation and any amounts required by law to be remitted to the obligor on such Liquidated Receivables, to the extent attributable to interest due thereon, which became Liquidated Receivables during such Collection Period in accordance with the servicer's customary servicing procedures;

  [. all Advances made by the servicer of interest due on the Actuarial
     Receivables in respect of the preceding Collection Period;]

  . the Purchase Amount of each receivable that was repurchased by the seller or purchased by the servicer during the preceding Collection Period to the extent attributable to accrued interest thereon;

  . all monies collected, from whatever source, other than any proceeds from any Dealer commission, in respect to Liquidated Receivables during any Collection Period following the Collection Period in which such receivable was written off, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the obligor; and

  . Investment Earnings for such Distribution Date.

    In calculating the Interest Collections, the following shall be excluded: all payments and proceeds, including Liquidation Proceeds, of any receivables

  . a repurchased by the seller or purchased by the servicer, the Purchase
    Amount of which has been included in the Interest Collections on a prior Distribution Date and

  . received on Actuarial Receivables and distributed to the servicer, with respect to such Distribution Date, as reimbursement for any unreimbursed Advances in accordance with the sale and servicing agreement.

    Interest Collections on any Distribution Date shall exclude all payments and proceeds, including Liquidation Proceeds, of any receivables the Purchase Amount of which has been included in Collections in a prior Collection Period.

    "Liquidated Receivables" means, receivables (a) which have been liquidated by the servicer through the sale of the related Financed Vehicle, (b) as to which all or a portion representing 10% or more of a scheduled payment due is 150 or more days delinquent or (c) with respect to which proceeds have been received which, in the servicer's judgment, constitute the final amounts recoverable in respect of such receivable.

    "Pool Balance" at any time will represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments, other than Payaheads, received from obligors, Purchase Amounts and Advances to be remitted by AmSouth Bank, the servicer and the seller, as the case may be, all for such Collection Period, all losses realized on receivables that became Liquidated Receivables during such Collection Period and all Cram Down Losses for such Collection Period.

    "Principal Collections" for any Distribution Date will equal the sum of the following amounts with respect to any Distribution Date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and with respect to Actuarial Receivables, in accordance with the actuarial method:

  . that portion of all collections on the receivables allocable to principal in respect of the preceding Collection Period including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to principal and excluding amounts deposited into the Payahead Account and allocable to principal, in each case, in respect of the preceding Collection Period;

  . Liquidation Proceeds attributable to the principal amount of Receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the Servicer's customary servicing procedures with respect to such Liquidated Receivables;

  [. all Advances made by the Servicer of principal due on the Actuarial
     Receivables in respect of the preceding Collection Period;]

  . to the extent attributable to principal, the Purchase Amount of each receivable repurchased by the seller or purchased by the Servicer during the preceding Collection Period; and

  . partial prepayments on receivables in respect of the preceding
    Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective obligor and only to the extent not included in the first bullet point above.

    In calculating the Principal Collections, the following shall be excluded: all payments and proceeds, including Liquidation Proceeds, of any receivables

  . repurchased by the Seller or purchased by the servicer the Purchase
    Amount of which has been included in the Principal Collections on a prior Distribution Date, and

  [. received on Actuarial Receivables and distributed to the servicer, with respect to such Distribution Date, as reimbursement for any unreimbursed Advances in accordance with the Agreement.]

    Principal Collections on any Distribution Date shall exclude all payments and proceeds, including Liquidation Proceeds, of any receivables the Purchase Amount of which has been included in Collections in a prior Collection Period.

    "Principal Distribution Amount" for a Distribution Date shall be the sum of the following amounts with respect to the preceding Collection Period:

  (1) (a) with respect to Simple Interest Receivables, that portion of all collections on the Receivable allocable to principal in respect of the preceding Collection Period and (b) with respect to Actuarial Receivables the sum of

     . the amount of all scheduled payments allocable to principal due during the preceding Collection Period and

     . the portion of all prepayments in full allocable to principal received during the preceding Collection Period,

  in the case of both (a) and (b) without regard to any extensions or modifications thereof effected alter the Cutoff Date, other than with respect to any extensions or modifications in connection with Cram Down Losses during such Collection Period;

      (2)the principal balance of each receivable that was repurchased by the seller or purchased by the Servicer in each case during the preceding Collection Period, except to the extent included in (1) above;

      (3)the principal balance of each Liquidated Receivable which became such during the preceding Collection Period, except to the extent included in (1) above;

      (4)partial prepayments on receivables in respect of the preceding Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective obligor and only to the extent not included in clause (1) above; and

      (5)the aggregate amount of Cram Down Losses during such Collection
  Period.

    "Realized Losses" means, for any period, the excess of the principal balance of a Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

    "Specified Reserve Balance" with respect to any Distribution Date generally means the greater of

      (a) % of the sum of the Class A Principal Balance and Class B Principal Balance on such Distribution Date, after giving effect to all distributions with respect to the Certificates to be made on such Distribution Date, or

      (b) % of the sum of the Original Class A Principal Balance and Original Class B Principal Balance. In no circumstances will the seller be required to deposit any amounts in the Reserve Fund other than the Reserve Fund Initial Deposit to be made on the Closing Date.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+The information in this prospectus supplement is not complete and may be + +changed. Amsouth Auto Receivables LLC may not sell the securities that are + +described in this prospectus supplement until the registration statement +
+filed with the Securities and Exchange Commission is effective. This          +
+prospectus supplement is not an offer to sell these securities and is not a + +request for any offers to buy these securities in any state where the laws in +
+that state do not permit the seller to offer or sell these securities.        +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

Prospectus Supplement To Prospectus Dated July 28, 2000           Form 2(1)

                                $[            ]

                            Asset-Backed Securities

            [AmSouth Auto Trust 200 -  ] [AmSouth Auto 2000 -   LLC]
                                     Issuer

                          AmSouth Auto Receivables LLC
                                     Seller

                                  AmSouth Bank
                                    Servicer

                                                    Price               Proceeds
                                Principal  Interest   to   Underwriting  to the
                                 Balance     Rate   Public   Discount    Seller
                                ---------- -------- ------ ------------ --------
[Class A-1 Notes].............. $              %       %         %          %
[Class A-2 Notes].............. $              %       %         %          %
[Class A-3 Notes].............. $              %       %         %          %
[Certificates]................. $              %       %         %          %

                  The Securities
 Neither the
 notes [nor       . are principally secured by the assets of the issuer, which
 the                consist primarily of motor vehicle installment sales
 certificates]      contracts and loans.
 issued by        . currently have no trading market.
 the issuer       . are not insured or guaranteed by any governmental agency
 represent          or any other party.
 obligations
 of [or
 interests
 in,] and are
 not
 guaranteed
 by, AmSouth
 Bank,
 AmSouth Auto
 Receivables,
 LLC or any
 of their
 affiliates,
 other than
 the issuer.

 The
 prospectus
 supplement
 may be used
 to offer and
 sell the
 securities
 only if
 accompanied
 by the
 prospectus.

  Before you purchase any of the securities, you should carefully read the "risk factors" beginning on page S-[ ] in this prospectus supplement and on
page [   ] in the prospectus.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus are accurate or complete. Any representation to the contrary is a criminal offense.

                              [Underwriters]

                          [            ] [  ], [200 ]
-----

(1) This form of prospectus supplement is representative of the form of prospectus supplement that may typically be used in a particular transaction. The provisions in this form may change from transaction to transaction, whether or not the provisions are bracketed in the form to reflect the specific parties, the structure of the securities, servicing provisions, receivables pool and provisions of the transaction documents.

                             Table of Contents

                                                                           Page
                                                                           ----
Summary of Terms.........................................................   S-1
  The Receivables........................................................   S-1
  Interest Distributions.................................................   S-2
  Principal Distributions................................................   S-2
  [Reserve Account]......................................................   S-2
  Optional Termination...................................................   S-2
  Material Federal Tax Consequences......................................   S-2
  ERISA Considerations...................................................   S-2
  Ratings................................................................   S-3
  [No] Listing of the Securities.........................................   S-3
  Risk Factors...........................................................   S-3
Risk Factors.............................................................   S-4
  Features of the Receivables Pool May Result in Losses..................   S-4
  Certificates Will Absorb Cash Shortfalls and Losses Before the Notes...   S-4
  Your Yield to Maturity May Be Reduced by Prepayments...................   S-5
  You may experience reduced returns and delays on your securities
    resulting from changes in delinquency levels and losses..............   S-6
  [You may experience reduced returns on your securities resulting from
    distribution of amounts in the pre-funding account...................   S-6]
Formation of the Issuer..................................................   S-7
  The Issuer.............................................................   S-7
  Capitalization of the Trust............................................   S-7
  [The Owner Trustee.....................................................   S-8]
The Issuer Property......................................................   S-8
The Receivables Pool.....................................................   S-9
  Pool Composition.......................................................   S-9
The Servicer.............................................................  S-13
  Size of Servicing Portfolio............................................  S-13
  Delinquencies And Loss.................................................  S-13
[Weighted Average Life of the Securities.................................  S-15]
Use of Proceeds..........................................................  S-17
Description of the Notes.................................................  S-17
  The Notes..............................................................  S-17
Description of the Certificates..........................................  S-19
  The Certificates.......................................................  S-19
Description of the Transfer and Servicing Agreements.....................  S-20
  Sale and Assignment of Receivables.....................................  S-20
  Accounts...............................................................  S-20
  Servicing Compensation.................................................  S-21
  Distributions..........................................................  S-21
  Credit Enhancements....................................................  S-23
Material Federal Income Tax Consequences.................................  S-24
State and Local Tax Consequences.........................................  S-24

                                                                            Page
                                                                            ----
ERISA Considerations......................................................  S-24
  The Notes...............................................................  S-25
  Certificates............................................................  S-26
Independent Review and Consultation with Counsel..........................  S-27
Underwriting..............................................................  S-27
Legal Matters.............................................................  S-28
Glossary..................................................................  S-29

              Important Notice About Information Presented In This
             Prospectus Supplement And The Accompanying Prospectus

    We tell you about the securities in two separate documents that progressively provide more detail:

  . the accompanying prospectus, which provides general information, some of which may not apply to your securities; and

  . this prospectus supplement, which describes the specific terms of your securities.

    You should rely only on the information provided in this prospectus supplement and the accompanying prospectus, including the information incorporated by reference. We have not authorized anyone to provide you with different information.

    We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The table of contents in this prospectus supplement and the table of contents included in the accompanying prospectus provide the page numbers on which these captions are located.

    We are not offering the securities in any state where the offer of the notes is not permitted.

    Capitalized terms are defined in the glossary beginning on page    of this
prospectus supplement or in the glossary on page    of the prospectus.

                               ----------------

                             Summary of Terms

    This section outlines the significant terms of the offered securities. As a summary, we do not attempt to discuss or describe in any detail the terms outlined here. We recommend that you review carefully the more detailed information in this prospectus supplement and in the attached prospectus.

Issuer..................                     , a              .

Seller..................  AmSouth Auto Receivables LLC

Servicer................  Am South Bank

[Owner Trustee..........                       .]

Indenture Trustee.......                       .

Closing Date............  On or about             , 200 .

Cutoff Date.............  The [close] [opening] of business on             , 200 .

Distribution Dates......             of each month or the next business day if the
                                 day is not a business day, beginning in
                                    , 200 .

Record Dates............  Last day of the month prior to a distribution date.

Minimum Denominations...  [$25,000.]

Form....................  Book-entry.

Interest Accrual Method.  [30/360.]

Final Scheduled                    for the notes [and           for the
 Distribution Date......  certificates.]

The Receivables

    The receivables are amounts owed by individuals under retail installment sale contracts and installment loans to purchase or refinance new or used automobiles, including passenger cars, minivans, sport utility vehicles and trucks, purchased from motor vehicle dealers. The receivables were originated by dealers and purchased by AmSouth Bank pursuant to dealer agreements.

    The seller expects that the receivables will have the following
characteristics as of         , 200 . As of the closing date, no more than 5%
of the receivables will have characteristics that differ from those described
in this prospectus supplement as of        , 200 .

Number of contracts....................................
Principal Amount....................................... $
Annual Percentage Rates................................      % to      %
Weighted Average.......................................
Annual Percentage Rate.................................      %
Original term..........................................     months to     months
Weighted Average original term.........................     months
Remaining term.........................................     months to     months
Weighted Average remaining term........................     months
New....................................................      %
Used...................................................      %
States.................................................

Interest Distributions

    On each distribution date, if the issuer has sufficient cash, it will pay you the interest accrued on your securities during the related interest period. Interest periods begin on the prior distribution date and run through the day before the current distribution date. The first interest period, however, begins on the closing date and runs through the day before the first distribution date. We will assume that each year has 360 days.

Principal Distributions

    The issuer will pay all principal collections to the noteholders until the notes are paid in full. [The trust will not pay any principal collections to the certificateholders until the notes are paid in full.]

[Reserve Account

    There will be a reserve account to help cover cash flow shortfalls.
Initially, the account will be $           . On each distribution date amounts
remaining after distribution of the total servicing fee and amounts to be paid to the noteholders [and certificateholders] will be deposited in the reserve account until the amount equals a specified amount.]

Optional Termination

    When the principal amount of the receivables is   % or less than it was on
the cutoff date, the servicer may buy the receivables. If the servicer does not do so, the indenture trustee will try to sell the receivables to another buyer. In either case, you must receive the principal amount of your securities and all accrued but unpaid interest or the receivables will not be sold.

Material Federal Tax Consequences

    Mayer, Brown & Platt, special federal tax counsel to the issuer, is of the opinion that, for federal income tax purposes the notes will constitute indebtedness [and the certificates will constitute interests in a trust fund that will not be treated as an association taxable as a corporation or publicly traded partnership taxable as a corporation.] [the issuer will be treated as a [partnership] [disregarded entity] for federal income tax purposes.]

    Generally interest payments will be ordinary income and principal payments will be a return of principal. However, the tax code is complex, and we suggest that you and your tax advisors review the information under the caption "Material Federal Income Tax Consequences" in this prospectus supplement and the prospectus.

ERISA Considerations

    Subject to the restrictions discussed in "ERISA Considerations", the notes may be purchased by employee benefit plans and accounts if one or more administrative exemptions apply. [The certificates may not be purchased by employee benefit plans and accounts, or other retirement arrangements except for insurance company general accounts meeting specific requirements.] See "ERISA Considerations" in this prospectus supplement and the prospectus.

Ratings

    It is a condition to the issuance of the securities that [insert applicable rating agencies] rate the securities [insert applicable rating of securities]. A rating is not a recommendation to purchase, hold or sell the securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the securities address the likelihood of the payment of principal and interest on the securities according to their terms. A rating agency may lower or withdraw its rating in the future, in its discretion.

[No] Listing of the Securities

    [The securities will not be listed on any national securities exchange or on any automated quotation system of a registered securities association. See "Risk Factors" in the prospectus.] [The securities will be listed on
          ].

Risk Factors

    You should consider the principal risks of an investment in the securities set forth under the caption "Risk Factors" in this prospectus supplement and the prospectus.

                               Risk Factors

    An investment in the securities involves significant risks. Before you decide to invest, we recommend that you carefully consider the following risk factors and the risk factors specified under the heading "risk factors"
beginning on page    of the prospectus, which are the principal risks of an
investment in the securities.

                             There are a number of features of the receivables
Features of the              in the pool that create additional risk of loss,
receivables pool may         including the following:
result in losses

                                . The concentration of the receivables in
                                  specific geographic areas may increase the
                                  risk of loss. Economic conditions in the
                                  states where obligors reside may affect the
                                  delinquency, loan loss and repossession
                                  experience of the issuer with respect to the
                                  receivables. As of the cutoff date, the
                                  billing addresses of the obligors with
                                  respect to approximately   %,   %, and   %
                                  of the             principal amount of the
                                  receivables were located in           ,
                                             and           , respectively.
                                  Economic conditions in any state or region may decline over time and from time to time. Because of the concentration of the obligors in certain states, any adverse economic conditions in those states may have a greater effect on the performance of the securities than if the concentration did not exist.

                                . Newly originated loans may be more likely to
                                  default which may cause losses. Defaults on automobile loans tend to occur at higher rates during the early years of the automobile loans. Substantially all of the automobile loans will have been originated within 12 months prior to the sale to the issuer. As a result, the issuer may experience higher rates of default than if the automobile loans had been outstanding for a longer period of time.

[Certificates will absorb    The certificateholders will not receive any
cash shortfalls and losses   distribution of interest until the full amount of
before the notes             interest on the notes has been paid on each
                             distribution date. The certificateholders will not receive any distributions of principal until the notes have been repaid in full. Holders of the certificates must rely for repayment upon payments on the receivables, and, if and to the extent available, amounts on deposit in the reserve account. If funds in the reserve account are exhausted, the issuer will depend solely on current distributions on the receivables to make payments on the securities. Delinquent payments on the receivables may result in a shortfall in the distributions on the certificates on any distribution date due to the priority of payments on the notes. Although on each distribution date distributions of interest on the certificates ranks senior to payments of principal of the notes, after an event of default or an acceleration of the notes, the principal amount of the notes must be paid in full prior to the distribution of any amounts on the certificates.]

Your yield to maturity may   The pre-tax yield to maturity is uncertain and
be reduced by prepayments    will depend on a number of factors including the
                             following:

                                . The rate of return of principal is
                                  uncertain. The amount of distributions of principal of the securities and the time when you receive those distributions depends on the amount and the times at which borrowers make principal payments on the receivables. Those principal payments may be regularly scheduled payments or unscheduled payments resulting from prepayments or defaults of the receivables.

                                . You may be unable to reinvest distributions
                                  in comparable investments. Asset backed
                                  securities, like the securities, usually produce more returns of principal to investors when market interest rates fall below the interest rates on the receivables and produce less returns of principal when market interest rates are above the interest rates on the receivables. As a result, you are likely to receive more money to reinvest at a time when other investments generally are producing a lower yield than that on the securities, and are likely to receive less money to reinvest when other investments generally are producing a higher yield than that on the securities. You will bear the risk that the timing and amount of distributions on your securities will prevent you from attaining your desired yield.

                                . An early termination will shorten the life
                                  of your investment which may reduce your yield to maturity. If the receivables are sold upon exercise of the servicer's optional termination or the auction call, you will receive the principal amount of your securities plus accrued interest through the related interest period. Because your securities will no longer be outstanding, you will not receive the additional interest payments that you would have received had the securities remained outstanding. If you bought your securities at par or at a premium, your yield to maturity will be lower than it would have been if the optional termination or auction call had not been exercised.

You may experience          There can be no assurance that the historical
reduced returns and         levels of delinquencies and losses experienced by
delays on your securities   AmSouth Bank on its loan portfolio will be
resulting from changes in   indicative of the performance of the receivables
delinquency levels and      included in the issuer or that the levels will
losses                      continue in the future. Delinquencies and losses
                            could increase significantly for various reasons, including changes in the local, regional or national economies or due to other events.

[You may experience
reduced returns on your     The issuer has access to a pre-funding account.
securities resulting from   The issuer will purchase receivables from the
distribution of amounts     seller, which, in turn, will acquire these
in the pre-funding          receivables from AmSouth Bank, with funds on
account.                    deposit in the pre-funding account.

                            You will receive as a prepayment of principal to you on the date specified in the prospectus supplement any amounts remaining in the pre-funding account that have not been used to purchase receivables. This prepayment of principal could have the effect of shortening the weighted average life of the securities of the related series. The inability of the seller to obtain receivables meeting the requirements for sale to the issuer will increase the likelihood of a prepayment of principal. In addition, you will bear the risk that you may be unable to reinvest any principal prepayment at yields at least equal to the yield on the securities.]


    [Insert any additional risk factors applicable to a particular offering]

                             Capitalized Terms

    The capitalized terms used in this prospectus, unless defined elsewhere in this prospectus supplement, have the meanings set forth in the glossary
starting on page   .

                          Formation of the Issuer

The Issuer

    [AmSouth Auto Trust 2000 is a common law trust to be formed by the seller
under the laws of the State of             pursuant to the trust agreement]
[AmSouth Auto 200 -  LLC is a limited liability company formed by the seller
pursuant to the laws of the State of               ] for the transactions
described in this prospectus. After its formation, the issuer will not engage in any activity other than

      (1) acquiring, holding and managing the receivables and the other assets of the Issuer and proceeds from the receivables and other assets of the trust,

      (2) issuing [the certificates] and the notes,

      (3) making payments on [the certificates and] the notes and

      (4) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

    The issuer will initially be capitalized with equity of $       , excluding
amounts deposited in the Reserve Account, [representing the initial principal balance of the certificates.] The notes [and certificates] will be transferred by the issuer to the seller in exchange for the receivables. The [certificates and the] notes will be sold to the underwriter for cash. The servicer will initially service the receivables pursuant to a [sale] and servicing agreement,
to be dated as of        , 200  , among the seller, the seller, the trust and
the servicer, and will be compensated for acting as the servicer. See "Description of the Transfer and Servicing Agreements--Servicing Compensation" herein and "--Servicing Fee" in the prospectus. To facilitate servicing and to minimize administrative burden and expense, the servicer will be appointed custodian for the receivables by the issuer, but will not stamp the receivables to reflect the sale and assignment of the receivables to the issuer, nor amend the certificates of title of the financed vehicles.

    If the protection provided to the investment of the securityholders in the issuer by the Reserve Account is insufficient, the issuer will look to the obligors on the receivables, and the proceeds from the repossession and sale of financed vehicles which secure defaulted receivables. In such event, there may not be sufficient funds to make distributions with respect to the securities.

    The issuer's principal offices are in           , [in care of
             , as owner trustee, at the address listed below under "--The owner trustee."]

Capitalization of the Trust

    The following table illustrates the capitalization of the issuer as of the Cutoff Date, as if the issuance and sale of the notes [and the certificates] had taken place on such date:

Notes............................ $
[Certificates.................... $      ]
    Total........................ $

[The Owner Trustee

                      is the owner trustee under the trust agreement.
        is a               and its principal offices are located at           ,
         . The owner trustee will perform limited administrative functions under the trust agreement, including making distributions from the Certificate Distribution Account. The owner trustee's liability in connection with the issuance and sale of the certificates and the notes is limited solely to the express obligations of the owner trustee set forth in the trust agreement.]

                            The Issuer Property

    The notes will be collateralized by the issuer property [(other than the Certificate Distribution Account).] [Each certificate represents a fractional undivided interest in the trust. The "issuer property" will include the receivables, which were originated by dealers and purchased by AmSouth Bank pursuant to dealer agreements with dealers. On the Cutoff Date, none of the receivables will be 30 or more days delinquent. On the Closing Date, the seller will buy the receivables from AmSouth Bank and the seller will sell the receivables to the issuer. The servicer will, directly or through subservicers, service the receivables. The issuer property also includes:

  .all monies received under the receivables on and after the Cutoff Date
    [and, with respect to receivables which are actuarial receivables, monies received thereunder prior to the Cutoff Date that are due on or after the Cutoff Date;]

  .such amounts as from time to time may be held in the Collection Account, the Reserve Account, the Payahead Account, the Note Distribution Account and the Certificate Distribution Account, established and maintained by the servicer pursuant to the sale and servicing agreement as described below;

  .security interests in the financed vehicles;

  .the rights of AmSouth Bank to receive proceeds from claims under certain insurance policies;

  .the rights of the issuer under the sale and servicing agreement;

  .the rights of the seller to refunds for the costs of extended service contracts and to refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering the financed vehicles or the retail purchasers of, or other persons owing payments on, the financed vehicles;

  .all right, title and interest of AmSouth Bank, other than with respect to any dealer commission, with respect to the receivables under the related dealer agreements;

  .rights with respect to any repossessed financed vehicles; and

  .all proceeds within the meaning of the UCC of the foregoing.

[The Reserve Account will be maintained in the name of the indenture trustee for the benefit of the noteholders [and the certificateholders.]]

                           The Receivables Pool

Pool Composition

    The receivables were selected from AmSouth Bank's portfolio by several criteria, including, as of the Cutoff Date, the following:

      1. each receivable has a scheduled maturity of not later than the final scheduled maturity date;

      2. each receivable was originated in the United States of America;

      3. each receivable has an original term to maturity of not more than
      months and a remaining term to maturity of    months or less as of the
  Cutoff Date;

      4. approximately   % of the initial pool balance was secured by new
  financed vehicles, and approximately   % of the initial pool balance was
  secured by used financed vehicles;

      5. [each receivable provides for level monthly payments which fully amortize the amount financed except, in the case of simple interest receivables, for the last payment, which may be different from the level payment;]

      6.each receivable is not more than 30 days contractually past due as
  of the Cutoff Date and is not more than         months paid ahead;

      7.each receivable has an outstanding principal balance between $
  and $    ;

      8.and each receivable has an APR of no less than       %.

    As of the Cutoff Date, no obligor on any receivable was noted in the related records of the servicer as being the subject of any pending bankruptcy or insolvency proceeding. The latest scheduled maturity of any receivable is
not later than      . No selection procedures believed by the seller to be
material adverse to [certificateholders or] the noteholders were used in selecting the receivables.

    The seller considers an account past due if any portion of the payment due on a due date is not received by the succeeding due date for that account.

    The composition, distribution by remaining term, distribution by APR, geographic distribution and distribution by remaining principal of the receivables, in each case, as of the Cutoff Date are set forth in the tables below. The percentages in the following tables may not add to 100% due to rounding.

           [Composition of the Receivables as of the Cutoff Date

                                                New        Used
                                             Financed    Financed
                                             Vehicles    Vehicles      Total
                                            ----------- ----------- -----------
Aggregate Principal Balance................ $           $           $
Number of Receivables Average Principal
 Balance................................... $           $           $
Weighted Average Contract Rate.............       %           %           %
Contract Rate (Range)......................     %-    %     %-    %     %-    %
Weighted Average Original Term............. months      months      months
Original Term (Range)...................... to months   to months   to months
Weighted Average Remaining Term............ months      months      months
Remaining Term (Range)..................... to months   to months   to months]

 [Distribution by Remaining Term of the Receivables as of the Cutoff Date

                                                        Aggregate Percentage of
 Remaining Term                              Number of  Principal Original Pool
    (Range)                                 Receivables  Balance     Balance
 --------------                             ----------- --------- -------------
Less than 30 months........................             $                   %
30 to 35 months............................
36 to 41 months............................
42 to 47 months............................
48 to 53 months............................
54 to 59 months............................
60 to 65 months............................
66 to 71 months............................
72 to 77 months............................
78 to 89 months............................                                 %
                                              -------   --------     -------
    Total..................................                              100%]
                                              =======   ========     =======

  [Distribution by Annual Percentage Rate of the Receivables as of the Cutoff
                                   Date

    Annual                                              Aggregate Percentage of
  Percentage                                 Number of  Principal Original Pool
  Rate Range                                Receivables  Balance     Balance
  ----------                                ----------- --------- -------------
8.00% to below.............................             $                 %
8.00% to 8.99%.............................
9.00% to 10.99%............................
11.00% to 11.99%...........................
12.00% to 12.99%...........................
13.00% to 13.99%...........................
14.00% to 14.99%...........................
15.00% to 15.99%...........................
16.00% to 16.99%...........................
17.00% to 17.99%...........................
18.00% to 18.99%...........................
19.00% to 19.99%...........................
20.00% to 20.99%...........................
21.00% to 21.99%...........................
22.00% and above...........................                               %
                                              -------   --------      ----
    Total..................................             $                 %]
                                              =======   ========      ====

     [Geographic Distribution of the Receivables as of the Cutoff Date

                                                        Aggregate Percentage of
                                             Number of  Principal Original Pool
 State                                      Receivables  Balance     Balance
 -----                                      ----------- --------- -------------
        ...................................             $                  %
        ...................................
        ...................................
        ...................................
        ...................................
        ...................................
        ...................................
Others (2).................................
                                              -------   --------     ------
    Total..................................             $            100.00%
                                              =======   ========     ======

--------

    Numbers by state are based on billing addresses of the obligors as of the Cutoff Date, which may differ from the state of origination of the receivable.

    "Other" includes    other states, none of which have a concentration of
receivables in excess of     % of the aggregate principal balance.]

  [Distribution of Principal Balance of the Receivables as of the Cutoff Date

 Remaining
 Principal                                              Aggregate Percentage of
  Balance                                    Number of  Principal Original Pool
  (Range)                                   Receivables  Balance     Balance
 ---------                                  ----------- --------- -------------
$ 2,500 to $ 4,999.........................             $                 %
$ 5,000 to $ 7,999.........................
$ 7,500 to $ 9,999.........................
$10,000 to $12,499.........................
$12,500 to $14,999.........................
$15,000 to $17,499.........................
$17,500 to $19,999.........................
$20,000 to $22,499.........................
$22,500 to $24,999.........................
$25,000 to $27,499.........................
$28,000 to $29,999.........................
$30,000 to $32,499.........................
$32,500 to $34,999.........................
$35,000 to $37,499.........................
$37,500 to $39,999.........................
$40,000 to $41,999.........................
$42,000 to $44,999.........................
$45,000 to $47,499.........................
$47,500 to $49,999.........................
$50,000 to $52,499.........................
$52,500 to $54,999.........................                               %
                                            ----------  --------      ----
    Total..................................             $                 %]
                                            ==========  ========      ====

    [As of the Cutoff Date, approximately   % of the aggregate principal
balance of the Receivables, constituting   % of the number of receivables, were
between 1 payment and    payments paid-ahead.]

    As of the Cutoff Date, approximately    % of the aggregate principal
balance of the receivables, constituting   % of the number of receivables, are
actuarial receivables. "Actuarial receivables" are receivables that provide for amortization of the amount financed over a series of fixed, level-payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the receivable, consists of an amount of interest equal to 1/12 of the "APR" of the amount financed multiplied by the unpaid principal balance of the amount financed, and an amount of principal equal to the remainder of the monthly payment.

    As of the Cutoff Date, approximately    % of the aggregate principal
balance of the receivables, constituting    % of the number of receivables, are
simple interest receivables. "Simple interest receivables" are receivables that provide for the amortization of the amount financed under the receivable over a series of fixed level monthly payments. However, unlike the monthly payment under an actuarial receivable, each monthly payment includes an installment of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a simple interest receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

    If an actuarial receivable is prepaid in full, with minor variations based upon state law, under the terms of the motor vehicle retail installment sale contract or loan agreement, as the case may be, a "refund" or "rebate" will be made to the borrower of the portion of the total amount of payments then due and payable under such contract or agreement allocable to "unearned" interest, calculated on the basis of a constant interest rate. If a simple interest receivable is prepaid, rather than receive a rebate, the borrower is required to pay interest only to the date of prepayment. The amount of a rebate under an actuarial receivable generally will be less than the remaining scheduled payments of interest that would have been due under a simple interest receivable for which all payments were made on schedule.

   [The servicer may accede to an obligor's request to pay scheduled payments in advance, in which event the obligor will not be required to make another regularly scheduled payment until the time a scheduled payment not paid in advance is due. The amount of any payment, which are not amounts representing payaheads, made in advance will be treated as a principal prepayment and will be distributed as part of the principal distribution amount in the month following the Collection Period in which the prepayment was made. See "Maturity and Prepayment Considerations" in the prospectus.]

                               The Servicer

Size of Servicing Portfolio

   As of                , the servicer serviced approximately           retail
installments sale contracts and installment loans, consisting primarily of new and used automobile, including passenger car, minivan, sport/utility vehicles and light truck, receivables, representing an outstanding balance of
approximately $     million. See "AmSouth Bank" in the prospectus.

Delinquencies and Loss

   Set forth below is information concerning the historical delinquency and loss experience of AmSouth Bank pertaining to new and used automobile, including passenger car, minivan, sport/utility vehicle and light truck, retail installment sales contracts indirectly by AmSouth Bank through dealers. The information is presented in a pro forma basis, and includes information with respect to First American Bank receivables prior to AmSouth Bank's acquisition of First American Bank on October 1, 1999. The tables also include information on receivables previously sold by AmSouthBank which AmSouthBank continues to service. There can be no assurance that the delinquency and loss experience on the Receivables will be comparable to that set forth below.

                         AmSouth Auto Trust 2000-1

                     Pro Forma Delinquency Experience

                            As of June 30,                  At December 31,
                          --------------------  ------------------------------------------
                            2000       1999       1999       1998       1997       1996
                          ---------  ---------  ---------  ---------  ---------  ---------
Number of Contracts
 Outstanding at end of
 Period.................    361,352    290,584    327,821    247,895    182,893    179,425
Delinquencies as a
 Percent of Number of
 Contracts Outstanding
 at end of Period
  30-59 Days............       1.70%      1.30%      1.87%      1.79%      1.85%      2.08%
  60-89 Days............       0.52%      0.35%      0.53%      0.48%      0.37%      0.49%
  90 Days and Over......       0.23%      0.20%      0.23%      0.29%      0.24%      0.33%
                          ---------  ---------  ---------  ---------  ---------  ---------
Total Delinquencies as a
 Percent of Number of
 Contracts Outstanding
 at end of Period.......       2.46%      1.86%      2.63%      2.56%      2.46%      2.91%
                          =========  =========  =========  =========  =========  =========
Portfolio Outstanding at
 end of Period--$'s in
 Thousands..............  4,344,847  3,371,785  3,901,896  2,737,539  1,852,776  1,826,937
Delinquencies as a
 Percent of Portfolio
 Outstanding at end of
 Period
  30-59 Days............       1.58%      1.14%      1.68%      1.56%      1.65%      1.93%
  60-89 Days............       0.47%      0.30%      0.47%      0.41%      0.35%      0.45%
  90 Days and Over......       0.20%      0.17%      0.20%      0.26%      0.22%      0.29%
                          ---------  ---------  ---------  ---------  ---------  ---------
Total Delinquencies as a
 Percent of Portfolio
 Outstanding at end of
 Period.................       2.25%      1.62%      2.36%      2.23%      2.22%      2.68%
                          =========  =========  =========  =========  =========  =========

    The period of delinquency is based on the number of days scheduled payments are contractually past due, and includes receivables that have not been charged-off.

                               AmSouth Bank

                  Credit Loss and Repossession Experience

                         During Six Months Ended
                                June 30,            During Fiscal Year Ended December 31,
                         ------------------------  ------------------------------------------
                            2000         1999        1999       1998       1997       1996
                         -----------  -----------  ---------  ---------  ---------  ---------
Average Portfolio
 Outstanding During
 Period--in Thousands...

  Gross.................   4,222,331    3,103,912  3,422,620  2,169,953  1,822,760  1,736,818
Average Number of
 Contracts Outstanding
 During Period..........     348,786      271,543    293,225    205,431    179,992    172,900
Number of Repossessions
 During Period..........       3,573        3,379      7,702      4,308      2,719      2,405
Repossessions as a
 Percent of Average
 Number of Contracts
 Outstanding During
 Period (Annualized)....        2.05%        2.49%      2.63%      2.10%      1.51%      1.39%
  Gross Charge-Offs.....      31,414       20,372     47,146     27,181     28,801     31,647
  Recoveries............      14,403        8,997     18,819     15,246     16,232     12,615
  Net Losses............      17,011       11,375     28,327     11,935     12,569     19,032
Net Losses as a Percent
 of Average Gross
 Portfolio Outstanding
 (Annualized)...........        0.81%        0.73%      0.83%      0.55%      0.69%      1.10%

--------

(1) All gross amounts and percentages are based on the gross amount scheduled to be paid on each contract including unearned finance and other charges.


    Gross Charge-offs represents the outstanding balance of contracts charged-off that are determined to be uncollectible.

    Recoveries represents amounts received on contracts charged off in period or any prior periods net of recovery expenses.

    "Net Losses" are Gross Charge-offs less recoveries.

    The delinquencies and losses show fairly stable trends. The improvement from the 1996 levels reflects the effect of the current credit policies and practices. The portfolio began to grow substantially from the second half of 1999. Losses as a percentage of outstandings reached its lowest level in 1998 partly because of improvements in credit controls and partly because of this growth. Losses increased in 1999. While the two factors mentioned previously were still in effect, the total losses in 1999 were impacted by additional losses incurred in the First American Bank portfolio stemming from operational and integration issues associated with First American Bank's acquisitions. Portfolio growth is now modest and losses year-to-date in 2000 are more representative of loss expectations going forward.

    Delinquencies and net losses are affected by a number of social and economic factors, including changes in interest rates and unemployment levels, and there can be no assurance as to the level of future total delinquencies or the severity of future net charge-offs. As a result, the delinquency and net charge-off experience of the receivables may differ from those shown in the tables.

                 [Weighted Average Life of the Securities]

    [Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this prospectus, the absolute prepayment model, or ABS, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

    As the rate of payment of principal of the notes and in respect of the certificate balance will depend on the rate of payment, including prepayments, of the principal balance of the receivables, final payment of the notes could occur significantly earlier than the Final Scheduled Maturity Date for the notes. The final distribution in respect of the certificates also could occur prior to the Final Scheduled Distribution Date for the certificates. Reinvestment risk associated with early payment of the notes and the certificates will be borne exclusively by the noteholders and the certificateholders, respectively.

    The table captioned "Percent of Initial Note Principal Balance or Initial Certificate Balance at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables. The ABS Table assumes that

  . the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

  . each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days,

  . payments on the notes and distributions on the certificates are made on
    each Distribution Date (and each such date is assumed to be the      day
    of each applicable month),

  . the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, and

  . the servicer does not exercise its option to purchase the receivables.
    The first two pools have an assumed cutoff date of          and the
    remaining pools have an assumed cutoff date of        .

The ABS Table sets forth the percent of the initial principal amount of the Notes and the percent of the initial Certificate Balance that would be outstanding after each of the Distribution Dates shown and the corresponding weighted average lives thereof at various constant ABS percentages.

    The ABS Table also assumes that the receivables have been aggregated into four hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the four pools, which is based on its aggregate principal balance, APR, original term to maturity as of the Cutoff Date, will be such that each pool will fully amortize by the end of its remaining term to maturity.

                                                          Weighted    Weighted
                           Remaining                       Average     Average
                            Term to             Weighted  Original    Remaining
                           Maturity   Aggregate Average    Term to     Term to
                             Range    Principal Contract  Maturity    Maturity
Pool                      (in months)  Balance    Rate   (in months) (in months)
----                      ----------- --------- -------- ----------- -----------
1........................             $               %
2........................             $               %
3........................             $               %
4........................             $               %

    The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the four hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes and the certificates.]

                    [Percent of Initial Note Principal

                    Balance at Various ABS Percentages

Notes...................................................     %     %     %     %
Assumed ABS Percentage(2)...............................  100   100   100   100
Distribution Dates......................................
Closing Date............................................
Weighted Average Life (years)(1)........................

    The weighted average life of a note is determined by (i) multiplying the amount of each principal payment of such note by the number of years from the date of the issuance of such note to the Distribution Date on which such principal payment is made, (ii) adding the results and (iii) dividing the sum by the initial principal balance of such note.

    An asterisk "*" means a percent of initial note principal balance of more than zero and less than 0.5%.

    The ABS tables have been prepared based on the assumptions described in this section, including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance of the receivables, and should be read in conjunction with those assumptions.]

                      [Percent of Initial Certificate

                    Balance at Various ABS Percentages

Notes...................................................     %     %     %     %
Assumed ABS Percentage(2)...............................  100   100   100   100
Distribution Dates......................................
    ....................................................
    ....................................................
    ....................................................

    The ABS tables have been prepared based on the assumptions described in this section, including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance of the receivables, and should be read in conjunction with those assumptions.]

                              Use of Proceeds

    The net proceeds from the sale of the securities will be applied by the
seller first, to deposit approximately $       into the Reserve Account and
second, the balance to purchase the receivables and the other issuer property from AmSouth Bank.

                         Description of the Notes

    The notes will be issued pursuant to the terms of the indenture, substantially in the form filed as an exhibit to the registration statement. The following information summarizes all material provisions of the notes and the indenture. The following summary supplements the description of the general terms and provisions of the notes of any given series and the related indenture set forth in the prospectus, to which description reference is hereby made.

The Notes

    Payments of Interest. The notes will constitute [fixed rate] securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the prospectus. Interest on the outstanding principal amount of the notes will accrue at the interest rate and will be payable to the
noteholders monthly on each Distribution Date, commencing            . Interest
will accrue from and including the Closing Date, in the case of the first Distribution Date, or from and including the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date. Interest on the notes will be calculated on the basis of a 360 day year consisting of twelve 30 day months. Interest payments on the notes will generally be derived from the total distribution amount remaining after the payment of the servicing fee for the related Collection Period and all accrued and unpaid servicing fees for prior Collection Periods. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Credit Enhancement-- Reserve Account" herein. Interest payments to the Noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the notes on any Distribution Date. Interest accrued as of any Distribution Date but not paid on such Distribution Date will be due on the next Distribution Date, together with interest on such amount at the interest rate.

    Payments of Principal. Principal payments will be made to the noteholders on each Distribution Date in an amount equal to the noteholders' percentage of the principal distribution amount in respect of such Collection Period, subject to certain limitations. Principal payments on the notes will be generally derived from the total distribution amount remaining after the payment of the total servicing fee, the noteholders' interest distributable amount and the certificateholders' interest distributable amount; provided, however, that following the occurrence and during the continuation of certain events of default or an acceleration of the notes, the noteholders will be entitled to be paid in full before the distributions may be made on the certificates. See "Description of the Transfer and Servicing Agreements--Distributions" and "-- Credit Enhancement--Reserve Account" in this prospectus supplement.

    The principal balance of the notes, to the extent not previously paid, will be due on the Note Final Scheduled Distribution Date. The actual date on which the aggregate outstanding principal amount of the Notes is paid may be earlier than the Note Final Scheduled Distribution Date based on a variety of factors.

    [Optional Redemption. The notes will be redeemed in whole, but not in part, on any Distribution Date on which the servicer exercises its option to purchase the receivables. The servicer may purchase the receivables when the pool balance has declined to % or less of the initial pool balance. The redemption price will be equal to the unpaid principal amount of the notes and the certificates plus accrued and unpaid interest thereon. See "Description of the Transfer and Servicing Agreements--Termination" in the prospectus.]

    [Auction Sale. In the event of an auction sale, the notes will be redeemed in an amount equal to the unpaid principal amount of the then outstanding notes plus accrued and unpaid interest thereon at the Interest Rate. See "Description of the Transfer and Servicing Agreements--Termination" in the prospectus.]

    The Indenture Trustee.                     will be the indenture trustee
under the indenture. The seller maintains normal commercial banking relations with the indenture trustee.

                     [Description of the Certificates

    The certificates will be issued pursuant to the terms of the trust agreement, substantially in the form filed as an exhibit to the registration statement. The following information summarizes all material provisions of the certificates and the trust agreement. The following summary supplements the description of the general terms and provisions of the certificates of any given series and the related agreement set forth in the prospectus, to which description reference is hereby made.

The Certificates

    Distributions of Interest. Certificateholders will be entitled to distributions of interest in an amount equal to accrued interest on the certificate balance at the pass-through rate. Such amounts will be
distributable monthly on each Distribution Date commencing            . [The
certificates will constitute fixed rate securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities"] in the prospectus. That interest entitlement will accrue from and including the Closing Date, in the case of the first such Distribution Date, or from the most recent Distribution Date on which interest distributions have been made to but excluding such Distribution Date and will be calculated on the basis of a 360-day year of twelve 30-day months. Interest distributions with respect to the certificates will be funded from the portion of the total distribution amount remaining after the distribution of the total servicing fee and the noteholders' interest distributable amount. On any Distribution Date, the certificateholders' interest distributable amount will equal 30 days' interest at the pass-through rate on the certificate balance (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding the first Distribution Date) plus any amounts due but not paid on previous Distribution Dates with interest thereon at the pass-through rate. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Credit Enhancement--Reserve Account" in this prospectus supplement.

    Distributions of Principal Payments. Certificateholders will be entitled to distributions of principal on each Distribution Date commencing on the Distribution Date on which the notes have been paid in full, in an amount equal to the certificateholders' percentage of the principal distribution amount in respect of the related Collection Period, subject to certain limitations. Distributions with respect to principal payments will generally be funded from the portion of the total distribution amount remaining after the distribution of the total servicing fee, the noteholders' distributable amount, if any, and the certificateholders' interest distributable amount. See "Description of the Transfer and Servicing Agreement--Distributions" and "--Credit Enhancement-- Reserve Account" in this prospectus supplement.

    On and after any Distribution Date on which the notes have been paid in full, funds in the Reserve Account will be applied to reduce the certificate balance to zero if, after giving effect to all distributions to the servicer, the noteholders and the certificateholders on such Distribution Date, the amount on deposit in the Reserve Account is equal to or greater than the certificate balance.

    Subordination of Certificates. The rights of certificateholders to receive distributions of interest are subordinated to the rights of noteholders to receive payments of interest. In addition, the certificateholders have no right to receive distributions of principal until the principal amount of the notes has been paid in full. Consequently, funds on deposit in the Collection Account, including amounts deposited therein from the Reserve Account, will be applied to the payment of interest on the notes before distributions of interest on the certificates and will be applied to the payment of principal on the notes before distributions of principal on the certificates. In addition, following the occurrence of certain events of default or an acceleration of the notes, the noteholders will be entitled to be paid in full before the certificateholders are entitled to any distributions.

    [Optional Prepayment. If the servicer exercises its option to purchase the receivables when the pool balance declines to % or less of the initial pool balance, certificateholders will receive an amount in respect of the certificates equal to the certificate balance together with accrued and unpaid interest thereon, which distribution will effect early retirement of the certificates. See "Description of the Transfer and Servicing Agreements-- Termination" in the prospectus.]

    [Auction Sale. In the event of an auction sale, the certificates will be prepaid at a price equal to the certificate balance plus accrued and unpaid interest thereon at the pass-through rate. See "Description of the Transfer and Servicing Agreements--Termination" in the prospectus.]

           Description of the Transfer and Servicing Agreements

    The following information summarizes all material provisions of the sale and servicing agreement, substantially in the form filed as an exhibit to the registration statement, pursuant to which the issuer is purchasing and the servicer is undertaking to service the receivables [and the issuer will be created and the certificates will be issued]. The following summary supplements the description of the general terms and provisions of the transfer and servicing agreements set forth in the prospectus, to which description reference is hereby made.

Sale and Assignment of Receivables

    Certain information regarding the conveyance of the receivables by AmSouth Bank to the seller and by the seller to the issuer on the Closing Date pursuant to the sale and servicing agreement is set forth in the prospectus under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

Accounts

    [The assets of the trust will not include a Pre-Funding Account.] All other Accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the prospectus, as well as a Reserve Account, will be established by the servicer and maintained with the indenture trustee in the name of the indenture trustee on behalf of the noteholders [and the certificateholders.]

Servicing Compensation

    The servicer will be entitled to receive a servicing fee for each
Collection Period in an amount equal to the product of one-twelfth of    % per
annum for so long as AmSouth Bank or an affiliate thereof is the servicer, and
a servicing fee rate of    % per annum if AmSouth Bank or an affiliate thereof
is no longer the servicer and the pool balance as of the first day of the Collection Period. The servicing fee will also include such other amounts to be paid to the servicer as described in the prospectus. The servicing fee, together with any portion of the servicing fee that remains unpaid from prior Distribution Dates, or the total servicing fee, will be paid from the total distribution amount. The total servicing fee will be paid prior to the distribution of any portion of the interest distribution amount to the noteholders or the certificateholders. See "Description of the Transfer and Servicing Agreement--Servicing Compensation and Payment of Expenses" in the prospectus.

Distributions

  Deposits to the Collection Account.

    On or before the earlier of the eighth business day of the month in which a Distribution Date occurs and the fourth business day preceding such Distribution Date (the "Determination Date"), the servicer will calculate the total distribution amount, the interest distribution amount, the available principal, the principal distribution amount, the total servicing fee, the noteholders' interest distributable amount, the noteholders' principal distributable amount, the certificateholders' interest distributable amount, the certificateholders' principal distributable amount, the advances, if any, to be made by the Servicer of interest and principal due on the actuarial receivables, the amount, if any, to be withdrawn from the Payahead Account and deposited in the Collection Account, the amount, if any, to be withdrawn from the Reserve Account and deposited in the Collection Account and the amount, if any, to be withdrawn from the Reserve Account and paid to the seller, in each case, with respect to such Distribution Date.

    On or before each Distribution Date, the servicer will cause the indenture trustee to withdraw from the Payahead Account and

  . deposit into the Collection Account in immediately available funds, the portion of payaheads constituting scheduled payments on actuarial receivables or that are to be applied to prepay actuarial receivable in full and

  . distribute to the seller, in immediately available funds, all investment earnings on funds in the Payahead Account with respect to the preceding Collection Period. On or before each Distribution Date the servicer will deposit any advances for such Distribution Date into the Collection Account.

On or before the business day preceding each Distribution Date, the servicer will cause the interest distribution amount and the available principal for such Distribution Date to be deposited into the Collection Account. On or before each Distribution Date, the servicer shall cause the indenture trustee to withdraw from the Reserve Account and deposit in the Collection Account an amount, or the Reserve Account Transfer Amount equal to the lesser of

  . the amount of cash or other immediately available funds in the Reserve
    Account on such Distribution Date, before giving effect to any withdrawals therefrom relating to such Distribution Date or

  . the amount, if any, by which

    (a) the sum of the total servicing fee, the noteholders' interest distributable amount, the certificateholders' interest distributable amount, the noteholders' principal distributable amount and the certificateholders' principal distributable amount for such Distribution Date exceeds

    (b) the sum of the interest distribution amount and the available principal for such Distribution Date.



    Monthly Withdrawals from Collection Account. On each Distribution Date, the servicer shall instruct the indenture trustee to withdraw from the Collection Account and deposit in the Payahead Account in immediately available funds, the aggregate payaheads collected during the preceding Collection Period. On each Distribution Date, the servicer shall instruct the indenture trustee to make the following withdrawals, based upon the calculations set forth in "Deposits to the Collection Account" above, deposits and distributions, in the amounts and in the order of priority specified below, to the extent of the sum of the interest distribution amount and the available principal in respect of such Distribution Date and the Reserve Account transfer amount in respect of such Distribution Date, which is the total distribution amount:

  . from the Collection Account to the servicer, from the total distribution amount, the total servicing fee;

  . from the Collection Account to the Note Distribution Account, from the total distribution amount remaining after the application of the above, the noteholders' interest distributable amount;

  [. from the Collection Account to the Certificate Distribution Account, from the total distribution amount remaining after the application of the above clauses, the Certificateholders' Interest Distributable Amount;]

  . from the Collection Account to the Note Distribution Account, from the total distribution amount remaining after the application of the above clauses, the noteholders' principal distributable amount;

  [. from the Collection Account to the Certificate Distribution Account, from the total distribution amount remaining after the application of the above clauses, the certificateholders' principal distributable amount; and]

  . from the Collection Account to the Reserve Account, any amounts remaining after the application of the above clauses.

    Notwithstanding the foregoing, following the occurrence and during the continuation of certain Events of Default or an acceleration of the notes, the Total Distribution Amount remaining after the application of the first two clauses above will be deposited in the Note Distribution Account to the extent necessary to reduce the principal balance of the notes to zero.

    On each Distribution Date, all amounts on deposit in the Note Distribution Account will be paid in the following order of priority:

      (a) to the noteholders, accrued and unpaid interest on the outstanding principal balance of the notes at the interest rate; and

      (b) to the noteholders in reduction of principal until the principal balance of the notes has been reduced to zero;

    [On each Distribution Date, all amounts on deposit in the Certificate Distribution Account will be distributed to the certificateholders in the following order of priority:

      (a) to the certificateholders, accrued and unpaid interest on the certificate balance at the pass-through rate; and

      (b) to the certificateholders in reduction of principal until the principal balance of the certificates has been reduced to zero.]



Credit Enhancement

    [Reserve Account. Pursuant to the sale and servicing agreement, the Reserve Account will be created and maintained with the indenture trustee. On the
Closing Date, the seller will deposit $            (    % of aggregate initial
principal balance of the notes plus the initial certificate balance, which is in the Reserve Account. The Reserve Account initial deposit will be augmented on each Distribution Date by the deposit in the Reserve Account of amounts remaining after distribution of the total servicing fee and amounts to be paid to the noteholders [and certificateholders.] If the amount on deposit in the Reserve Account on any Distribution Date, after giving effect to all deposits or withdrawals therefrom on such Distribution Date, is greater than the specified Reserve Account balance for such Distribution Date, the servicer will instruct the indenture trustee to distribute the amount of the excess to the seller. Upon any distribution to the seller of amounts from the Reserve Account, neither the noteholders [nor the certificateholders] will have any rights in, or claims to, such amounts. [In certain circumstances, funds in the Reserve Account will be used to reduce the certificate balance to zero.]

    [Subordination of the Certificates. The rights of the certificateholders to receive distributions will be subordinated to the rights of the noteholders following the occurrence of certain Events of Default or an acceleration of the notes. The subordination of the certificates is intended to enhance the likelihood of receipt by noteholders of amounts due them and to decrease the likelihood that the noteholders will experience losses. In addition, the Reserve Account is intended to enhance the likelihood of receipt by noteholders and certificateholders of amounts due them and to decrease the likelihood that the noteholders and certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the receivables exceeds the amount on deposit in the Reserve Account a temporary shortfall in the amounts distributed to the noteholders or the certificateholders could result. In addition, depletion of the Reserve Account ultimately could result in losses to noteholders and certificateholders.]

                 Material Federal Income Tax Consequences

    Mayer, Brown & Platt is of the opinion that,

  . based on the terms of the notes and the transactions relating to the receivables as set forth herein, the notes will be treated as debt for federal income tax purposes and

  . based on the applicable provisions of the trust agreement and related documents, for federal income tax purposes, the issuer will not be classified as an association taxable as a corporation and the issuer will not be treated as a publicly traded partnership taxable as a corporation. The notes will not be issued will original issue discount ("OID"). See "Material Federal Income Tax Consequences" in the prospectus.]


                     State and Local Tax Consequences


    The discussion above does not address the tax consequences of purchase, ownership or disposition of the securities under any state or local tax law. We suggest that investors consult their own tax advisors regarding state and local tax consequences.



                           ERISA Considerations

    Except as described below, the certificates may not be purchased by any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, whether or not subject to ERISA, and including, without limitation, foreign or government plans, by any "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or any entity whose underlying assets include plan assets of any employee benefit plan or other plan by reason of an employee benefit plan's or other plan's investment in such entity. We refer to each of these as a "Benefit Plan Investor".

    Subject to the following discussion, the notes may generally be acquired by pension, profit-sharing or other retirement plans and accounts subject to ERISA or Section 4975 of the Code, and by entities that are deemed to hold assets of any of the foregoing. We refer to each of these as a "Plan".

    Section 406 of ERISA and Section 4975 of the Code prohibit Plans from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under

ERISA or "disqualified persons" under the Code with respect to the Plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such person. Certain transactions involving the issuer might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan that purchased notes if assets of the issuer were deemed to be assets of the Plan. ERISA also imposes certain duties on persons who are fiduciaries of ERISA Plans and prohibits certain transactions between an ERISA Plan and "parties in interest" with respect to such ERISA Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of an ERISA Plan is considered to be a fiduciary of such ERISA Plan, subject to certain exceptions that are not relevant for this discussion.

The Notes

    Under a regulation issued by the United States Department of Labor, the assets of the issuer would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquired an "equity interest" in the issuer and none of the exceptions contained in the regulation was applicable. An equity interest is defined under the regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on how this definition applies, the issuer believes that, at the time of their issuance, the notes should be treated as indebtedness without substantial equity features for purposes of the Regulation. This determination is based in part upon the traditional debt features of the notes, including the reasonable expectation of purchasers of the Notes that they will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. It should be noted that the debt treatment of the notes for ERISA purposes could change subsequent to their issuance (i.e., they could be treated as equity) if the Issuer incurs losses or the rating of the notes changes. The Issuer has not obtained an opinion of counsel regarding the debt treatment of the notes under local law.

    Aside from the plan asset issues, the acquisition or holding of the notes by or on behalf of a Plan could give rise to a prohibited transaction if the seller, the servicer, the owner trustee, the indenture trustee, other persons providing services in connection with the issuer, or any of their respective affiliates, is a "disqualified person" or "party in interest" with respect to that Plan. Certain exemptions from the prohibited transaction rules might apply, however, depending in part upon the type of Plan fiduciary making the decision to acquire the notes and the circumstances under which such decision is made. Included among these exceptions are Prohibited Transaction Exemption 90-1, regarding investments by insurance company separate accounts; PTE 96-23, regarding transactions effected by "in-house asset managers"; PTE 95-60, regarding investments by insurance company general accounts; PTE 91-38, regarding investments by bank collective investment funds; and PTE 84-14, regarding transactions effected by a "qualified professional asset manager." Even if the conditions specified in one or more of these exemptions are met, the scope of the relief provided by these exemptions might not cover all acts which might be construed as prohibited transactions. There can be no assurance that any of these, or any other exemption, will be available with respect to any particular transaction involving the notes.

    Purchasers of notes using the assets of government plans, as defined in
Section 3(32) of ERISA, and certain church plans, as defined in Section 3(33) of ERISA, which are not subject to Title I of ERISA, should consider applicable state or other laws, which may be substantially similar to ERISA or the Code.

    By acquiring a note, each purchaser and transferee will be deemed to represent, warrant and covenant that either (i) it is not acquiring the note with the assets of a Plan or a governmental plan subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or
Section 4975 of the Code or (ii) the acquisition and holding of the Note by the purchaser or transferee, throughout the period that it holds that Note, will not result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code or, in the case of a governmental plan, any substantially similar applicable law. Each investor in a note will be deemed to represent, warrant and covenant that it will not sell, pledge or otherwise transfer the note in violation of the foregoing.

Certificates

    The certificates are unlikely to be treated as indebtedness for purposes of the Regulation. Under one exception to the regulation, however, the assets of the issuer will not be treated as Plan assets if participation in the issuer by Benefit Plan Investors is not "significant." Benefit Plan Investor participation will not be "significant" for purposes of the Regulation if less than 25% of each class of equity interests is held by Benefit Plan Investors, excluding interests held by persons other than Benefit Plan Investors that have discretionary authority or control with respect to the assets of issuer, or who provide investment advice for a fee (direct or indirect) with respect to those assets, or any affiliate of such a Person. We refer to each of these as a "Controlling Person". The Department of Labor has taken the position that in determining whether equity participation in an entity is "significant" for purposes of the regulation, only the proportion of an insurance company general account's investment that represents Benefit Plan Investor assets should be taken into account.

    Accordingly, the certificates may not be purchased by or transferred to, on behalf of or using the assets of any Benefit Plan Investor, including, except as provided below, an insurance company general account, and each purchaser of the certificates will be required to represent and warrant that, except as provided below, no portion of the assets it uses to acquire certificates constitutes assets of any Benefit Plan Investor.

    However, an insurance company investor will be permitted to acquire an interest in the certificates with assets from its general account if it represents, warrants and covenants that at the time of acquisition and throughout its holding of the Certificates, (A) it is not a Controlling Person and (B) each of the accounts to which the certificates are allocated by such insurance company investor is an insurance company general account (i) that is eligible for and meets the requirements of Department of Labor Prohibited Transaction Class Exemption 95-60 and (ii) of which less than 25% of the assets are, or represent, assets of a Benefit Plan Investor. No certificate may be transferred to a Benefit Plan Investor or an entity using Benefit Plan Investor assets, except for insurance company general accounts meeting the requirements discussed above. Each investor in a certificate will be deemed to represent, warrant and covenant that it will not sell, pledge or otherwise transfer the certificate in violation of these requirements.

Independent Review and Consultation with Counsel

    Any person proposing to purchase notes or certificates with the assets of any employee benefit plan or other retirement account or arrangement should consult with its counsel with respect to, among other things, the potential applicability of ERISA and the Code to such investments and whether the requirements discussed above have been satisfied. Moreover, each fiduciary of an employee benefit plan or other retirement arrangement should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the notes or certificates is appropriate for the prospective investor, taking into account the overall investment policy of the plan, the composition of the plan's investment portfolio, and the risk/return characteristics of the notes or certificates.

                               Underwriting

    Subject to the terms and conditions set forth in the underwriting agreement relating to the notes [and the certificates], the seller has agreed to sell to the underwriter, and the underwriter has agreed to purchase, the notes [and the certificates], subject to the satisfaction of certain conditions precedent.

    The seller has been advised by the underwriter that the underwriter proposes to offer the notes to the public initially at the public offering prices set forth on the cover page of this prospectus supplement, and to
certain dealers at such prices less a concession of    % per note, that the
underwriter and such dealers may allow a discount of    % per note on the sale
to certain other dealers; and that after the initial public offering of the notes, the public offering prices and the concessions and discounts to dealers may be changed by the underwriter.

    [The seller has been advised by the underwriter that the underwriter proposes to offer the certificates to the public initially at the public offering price set forth on the cover page of this prospectus supplement, and
to certain dealers at such price less a concession of    % per certificate;
that the underwriter and such dealers may allow a discount of    % per
certificate on the sale to certain other dealers; and that after the initial public offering of the certificates, the public offering price and the concession and discount to dealers may be changed by the underwriter.]

    Until the distribution of the securities is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriter and certain selling group members to bid for and purchase the securities. As an exception to these rules, the underwriter is permitted to engage in certain transactions that stabilize the prices of the securities. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of such securities.

    In connection with the offering, the underwriter may make short sales of the securities and may purchase securities on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of securities than they are purchasing in the offering. The underwriter must close out any short position by purchasing securities in the open market.

    In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

    Neither the seller nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the securities. In addition, neither the seller nor the underwriter makes any representation that the underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

    AmSouth Bank and the issuer have agreed to indemnify the underwriter against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the underwriter may be required to make in respect thereof. In the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and, may, therefore, be unenforceable.

    The issuer may, from time to time, invest the funds in the Trust Accounts and the Certificate Distribution Account in eligible investments acquired from the underwriter.

    [The closing of the sale of the notes is conditioned on the closing of the sale of the certificates, and the closing of the sale of the certificates is conditioned on the closing of the sale of the notes.]

                               Legal Matters

    Certain legal matters with respect to the notes [and the certificates] will be passed upon for the seller by Mayer, Brown & Platt. Certain legal matters with respect to the [notes and the certificates] will be passed upon for the
underwriter by                .

                                 Glossary

              [Additional terms to be inserted as necessary]

    The "Interest Distribution Amount" for a Distribution Date will be the sum of the following amounts with respect to any Distribution Date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and with respect to Actuarial Receivables, in accordance with the actuarial method:

  . that portion of all collections on the Receivables allocable to interest in respect of the preceding Collection Period, including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to interest and excluding amounts deposited into the Payahead Account and allocable to interest, in each case, in respect of the preceding Collection Period;

  . all proceeds, other than any proceeds from any Dealer commission, of the liquidation of Liquidated Receivables, net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the obligor on such Liquidated Receivables, to the extent attributable to interest due thereon, which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures;

  . [all Advances made by the servicer of interest due on the Actuarial
    Receivables in respect of the preceding Collection Period;]

  . the Purchase Amount of each receivable that was repurchased by AmSouth
    Bank or purchased by the servicer during the preceding Collection Period to the extent attributable to accrued interest thereon;

  . all monies collected, from whatever source, other than any proceeds from any Dealer commission, in respect to Liquidated Receivables during any Collection Period following the Collection Period in which such receivable was written off, net of the sum of any amounts expended by the servicer for the account of the obligor and any amounts required by law to be remitted to the obligor; and

  . Investment Earnings for such Distribution Date;

    In calculating the Interest Distribution Amount, the following shall be excluded: all payments and proceeds (including Liquidation Proceeds) of any receivables

         (1) repurchased by AmSouth Bank or purchased by the servicer, the Purchase Amount of which has been included in the Interest
     Distribution Amount on a prior Distribution Date and

         (2) received on Actuarial Receivables and distributed to the servicer, with respect to such Distribution Date, as reimbursement for any unreimbursed Advances in accordance with the sale and servicing agreement.

    "Available Principal" for a Distribution Date will be the sum of the following amounts with respect to any Distribution Date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and, with respect to Actuarial Receivables, in accordance with the actuarial method:

  . that portion of all collections on the Receivables allocable to principal in respect of the preceding Collection Period including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to principal and excluding amounts deposited into the Payahead Account and allocable to principal, in each case, in respect of the preceding Collection Period;

  . Liquidation Proceeds attributable to the principal amount of receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the servicer's customary servicing procedures with respect to such Liquidated Receivables;

  . all Advances made by the servicer of principal due on the Actuarial
    Receivables in respect of the preceding Collection Period;

  . to the extent attributable to principal, the Purchase Amount of each receivable repurchased by the seller or purchased by the servicer during the preceding Collection Period; and

  . partial prepayments on receivables in respect of the preceding
    Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective obligor and only to the extent not included in the first bullet point above.

In calculating the Available Principal, the following shall be excluded: all payments and proceeds, including Liquidation Proceeds, of any receivables:

  . repurchased by AmSouth Bank or purchased by the servicer, the Purchase
    Amount of which has been included in the Available Principal on a prior Distribution Date, and

  . [received on Actuarial Receivables and distributed to the servicer, with respect to such Distribution Date, as reimbursement for any unreimbursed Advances in accordance with the Sale and Servicing Agreement.]

    The "Principal Distribution Amount" for a Distribution Date will be the sum of the following amounts with respect to the preceding Collection Period:

  (1) (a) with respect to Simple Interest Receivables, that portion of all collections on the receivable allocable to principal in respect of the preceding Collection Period, and

     (b) with respect to Actuarial Receivables the sum of

            . the amount of all scheduled payments allocable to principal due during the preceding Collection Period and

            . the portion of all prepayments in full allocable to principal received during the preceding Collection Period, in the case of both (a) and (b) without regard to any extensions or modifications thereof effected after the Cutoff Date, other than with respect to any extensions or modifications in connection with Cram Down Losses during such Collection Period;

  (2) the principal balance of each receivable that was repurchased by AmSouth Bank or purchased by the servicer in each case during the preceding Collection Period, except to the extent included in (1) above;

  (3) the principal balance of each Liquidated Receivable which became such during the preceding Collection Period, except to the extent included in (1) above;

  (4) partial prepayments on receivables in respect of the preceding Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective obligor and only to the extent not included in clause (1) above; and

  (5) the aggregate amount of Cram Down Losses during such Collection
      Period.

    "Collection Period" means, with respect to a Distribution Date, (x) in the case of the initial Distribution Date, the period from and including the Cutoff
Date through and including            ,          and (y) thereafter, the
calendar month preceding the related Distribution Date.

    "Cram Down Loss" means, with respect to a receivable if a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such receivable or otherwise modifying or restructuring the scheduled payments to be made on such receivable, an amount equal to

  (1) the excess of the principal balance of such receivable immediately prior to such order over the principal balance of such receivable as so reduced and/or

  (2) if such court shall have issued an order reducing the effective rate of interest on such receivable, the net present value, using as the discount rate the higher of the APR on such receivable or the rate of interest, if any, specified by the court in such order, of the scheduled payments as so modified or restructured.

A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

    The "Pool Balance" at any time will represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments, other than Payaheads, received from obligors, Purchase Amounts and Advances to be remitted by AmSouth Bank, the Servicer and the Seller, as the case may be, all for such Collection Period, all losses realized on Receivables that became Liquidated Receivables during such Collection Period and all Cram Down Losses for such Collection Period.

    "Realized Losses" means the excess of the principal balance of a Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

    "Liquidated Receivables" means, receivables (1) which have been liquidated by the Servicer through the sale of the related financed vehicle, (2) as to
which all or a portion representing    % or more of a scheduled payment due is
[ ] or more days delinquent or (3) with respect to which proceeds have been received which, in the servicer's judgment, constitute the final amounts recoverable in respect of such receivable.

    "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

    "Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

    "Noteholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, the product of (x) one-twelfth of the Interest Rate, or, in the case of the first Distribution Date, the Interest Rate multiplied by a fraction, the numerator of which is the number of days elapsed from and including the Closing Date to but excluding such Distribution Date and the denominator of which is 360, and (y) the outstanding principal balance of the notes on the immediately preceding Distribution Date, after giving effect to all distributions of principal to the noteholders on such Distribution Date or, in the case of the first Distribution Date, on the Closing Date.

    "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to noteholders on the preceding Distribution Date, to the extent permitted by law, at the Interest Rate borne by the notes from such preceding Distribution Date through the current Distribution Date.

    "Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the notes. In addition, on the Note Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary, after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal, to reduce the outstanding principal balance of the notes to zero.

    "Noteholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date, the Noteholders' Percentage of the Principal Distribution Amount.

    "Noteholders' Percentage" means (a) for each Distribution Date until the principal balance of the Notes is reduced to zero, 100%, and (b) zero for each Distribution Date thereafter.

    "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

    ["Certificateholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount. ]

    ["Certificateholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.]

    ["Certificateholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, the product of (x) one-twelfth of the Pass-Through Rate or, in the case of the first Distribution Date, the Pass-Through Rate multiplied by a fraction, the numerator of which is the number of days elapsed from and including the Closing Date to but excluding such Distribution Date, and the denominator of which is 360, and (y) the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Certificateholders on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date.]

    ["Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest at the Pass-Through Rate that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.]

    ["Certificateholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Distribution Date, the principal required to be distributed to Certificateholders will include the lesser of

  (a) any payments of principal due and remaining unpaid on each receivable in the trust as of the Final Scheduled Maturity Date or

  (b) the portion of the amount that is necessary, after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal, to reduce the Certificate Balance to zero, in either case after giving effect to any required distribution of the Noteholders' Principal Distributable Amount to the Note Distribution Account. In addition, on any Distribution Date on which, after giving effect to all distributions to the servicer, the noteholders and the certificateholders on such Distribution Date,

     (1) the outstanding principal balance of the notes is zero and

     (2) the amount on deposit in the Reserve Account is equal to or greater than the Certificate Balance, the Certificateholders' Principal Distributable Amount shall include an amount equal to such Certificate Balance.]

    ["Certificateholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date, the Certificateholders' Percentage of the Principal Distribution Amount or, with respect to any Distribution Date on or after the Distribution Date on which the outstanding principal balance of the notes is reduced to zero, 100% of the Principal Distribution Amount, less any amount required on the first such Distribution Date to reduce the outstanding principal balance of the Notes to zero, which shall be deposited into the Note Distribution Account.]

    ["Certificateholders' Percentage" means 100% minus the Noteholders' Percentage.]

    ["Certificateholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such Distribution Date.]

    ["Certificate Balance" equals, initially, $              and, thereafter,
equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.]

    ["Pass-Through Rate" means, with respect to the certificates,     % per
annum.]

    "Specified Reserve Account Balance" with respect to any Distribution Date generally means the greater of

  (a) % of the sum of the aggregate outstanding principal amount of the notes [and the outstanding Certificate Balance] on such Distribution Date (after giving effect to all payments on the Notes [and distributions with respect to the certificates] to be made on such Distribution Date) or

  (b) % of the aggregate initial principal balance of the notes [plus the initial Certificate Balance.] In no circumstances will the seller be required to deposit any amounts in the Reserve Account other than the Reserve Account Initial Deposit to be made on the Closing Date.]

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY + +NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN + +OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE +
+SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                Subject To Completion, dated July 28, 2000

                   Amsouth Auto Asset Backed Securities

                          AmSouth Auto Receivables LLC
                                     Seller

                                  AmSouth Bank
                                    Servicer

               The Issuers:

 You should    . may periodically issue asset-backed notes and/or certificates
 consider        in one or more series with one or more classes; and
 carefully
 the risk
 factors
 beginning
 on page
 in this
 prospectus
 and the
 risk
 factors in
 the
 prospectus
 supplement.

               . will own:

                  . motor vehicle retail installment sales contracts and
                    installment loans secured by new and used automobiles and trucks;

                  . collections on the receivables;

                  . liens on the financed vehicles and the rights to receive proceeds from claims on insurance policies;

                  . funds in the accounts of the issuer; and

 The notes        . any credit enhancements issued in favor of the issuer.
 and the
 certificates
 will
 represent
 obligations
 of or
 interests
 in, the
 issuer
 only and
 are not
 guaranteed
 by,
 AmSouth
 Bank,
 AmSouth
 Auto
 Receivables
 LLC or any
 of their
 affiliates,
 other than
 the
 issuer.

               The Securities:

               . will represent indebtedness of the issuer that issued those securities, in the case of the notes, or beneficial interests in the trust that issued those securities, in the case of the certificates;

               . will be paid only from the assets of the issuer that issued those securities;

               . will represent the right to payments in the amounts and at the times described in the accompanying prospectus supplement;

               . may benefit from one or more forms of credit enhancement; and

               . will be issued as part of a designated series, which may include one or more classes of notes and one or more classes of certificates.

 This
 prospectus
 may be
 used to
 offer and
 sell
 securities
 only if
 accompanied
 by a
 prospectus
 supplement
 for the
 related
 issuer.

  Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

               The date of this prospectus is July   , 2000

                             Table of Contents

                                                                           Page
                                                                           ----
Overview of the Information in this Prospectus and the Prospectus
 Supplement...............................................................   1

Risk Factors..............................................................   1

Description of the Issuers................................................  10

Description of the Trustees...............................................  11

Description of the Receivables............................................  11
  The Receivables.........................................................  11
  The Receivables Pool....................................................  12
  Calculation Methods.....................................................  13

AmSouth Bank's Origination and Servicing Procedures.......................  14
  Delinquency and Loss Information........................................  18

Prefunding Arrangement....................................................  19

Maturity and Prepayment Considerations....................................  20

Pool Factor and Pool Information..........................................  20

Use of Proceeds...........................................................  21

Description of the Seller.................................................  21

Description of AmSouth Bank...............................................  21

Description of the Securities.............................................  22
  The Notes...............................................................  22
  The Certificates........................................................  23
  Ratings of the Securities...............................................  24
  Book-Entry Registration.................................................  25
  Global Clearance, Settlement and Tax Documentation Procedures...........  29
  Definitive Securities...................................................  34
  List of Securityholders.................................................  35
  Statements to Securityholders...........................................  35

Description of the Transfer and Servicing Agreements......................  36
  Sale and Assignment of the Receivables..................................  37
  The Collection Account and Eligible Investments.........................  39
  Other Accounts..........................................................  39
  Payments on Receivables.................................................  39

                                                                            Page
                                                                            ----
  Payments and Distributions on the Securities.............................  40
  Credit and Cash Flow Enhancement.........................................  40
  Insurance on Financed Motor Vehicles.....................................  41
  Servicer Reports.........................................................  41
  Optional Purchase of Receivables.........................................  42
  Servicing Fee............................................................  42
  Waivers and Extensions...................................................  42
  Realization Upon Defaulted Receivables...................................  43
  Evidence as to Compliance................................................  43
  Material Matters Regarding the Servicer..................................  44
  Defaults by the Servicer.................................................  44
  Rights Upon Default by the Servicer......................................  45
  Amendment................................................................  46
  Termination..............................................................  47
  The Trustee and Indenture Trustee........................................  48
  Description of the Administration Agreement..............................  49

Description of the Indenture...............................................  50
  Modification of Indenture................................................  50
  Events of Default Under the Indenture; Rights Upon Event of Default......  51
  Material Covenants.......................................................  52
  Annual Compliance Statement..............................................  53
  Indenture Trustee's Annual Report........................................  53
  Satisfaction and Discharge of Indenture..................................  53
  The Indenture Trustee....................................................  53

Material Legal Aspects of the Receivables..................................  54
  Security Interests in the Financed Motor Vehicles........................  54

                                                                            Page
                                                                            ----

  Repossession.............................................................  56

  Notice of Sale; Redemption Rights........................................  57

  Deficiency Judgments and Excess Proceeds.................................  57

  Consumer Protection Laws.................................................  58

  Repurchase Obligation....................................................  61

  Other Limitations........................................................  62

Material Federal Income Tax Considerations.................................  62

                                                                            Page
                                                                            ----

State and Local Tax Considerations.........................................  77

ERISA Considerations.......................................................  77

Underwriting...............................................................  79

Reports to Securityholders.................................................  81

Where You Can Find More Information........................................  81

Legal Matters..............................................................  82

Glossary...................................................................  83

              Overview of the Information in This Prospectus

                       and the Prospectus Supplement

    We provide information about your securities in two separate documents: (a) this prospectus, which provides general information, some of which may not apply to a particular series of notes or certificates, including your series; and (b) the prospectus supplement, which describes the specific terms of your series, including information about:

  . the type of securities offered;

  . the timing and amount of interest and principal payments;

  . the receivables underlying your securities;

  . the credit enhancement for each class;

  . the credit ratings; and

  . the method for selling the securities.

    Whenever information in the prospectus supplement is more specific than the information in this prospectus, you should rely on the information in the prospectus supplement.

    You should rely only on the information provided in this prospectus and the prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the securities in any jurisdiction where the offer is not permitted.

    We include cross-references in this prospectus and in the prospectus supplement to captions in these materials where you can find further related discussions. The table of contents in this prospectus and the table of contents included in the prospectus supplement provide the pages on which these captions are located.

    You can find a glossary where capitalized terms are defined beginning on
page    in this prospectus.

    To understand the structure of these securities, you must read carefully this prospectus and the prospectus supplement in their entirety.

                               Risk Factors

    You should carefully consider the following risks and the risks described under "Risk Factors" in the prospectus supplement, which are the principal risks of an investment in the securities, before making an investment decision. In particular, distributions on your securities will depend on payments received on and other recoveries with respect to the receivables. Therefore, you should carefully consider the risk factors relating to the receivables and the financed vehicles.

    Your investment could be materially and adversely affected if any of the following risks are realized.

You must rely for            Your securities are either secured by or
repayment only upon the      represent beneficial ownership interests solely
issuer's assets which may    in the assets of the related issuer. Your
not be sufficient to make    securities will not represent an interest in or
full payments on your        obligation of us, AmSouth Bank or any other
securities.                  person. We, AmSouth Bank or another entity may
                             have a limited obligation to repurchase some receivables under some circumstances as described in the prospectus supplement. Distributions on any class of securities will depend solely on the amount and timing of payments and other collections in respect of the related receivables and any credit enhancement for the securities specified in the prospectus supplement. We cannot assure you that these amounts, together with other payments and collections in respect of the related receivables, will be sufficient to make full and timely distributions on your securities.
                             The securities and the receivables will not be insured or guaranteed, in whole or in part, by the United States or any governmental entity or by any provider of credit enhancement unless specified in the prospectus supplement.

You may experience reduced   You may receive payment of principal on the
returns on your securities   securities earlier than you expected for the
resulting from               reasons set forth below. You may not be able to
prepayments.                 reinvest the principal paid to you earlier than
                             you expected at a rate of return that is equal to or greater than the rate of return on your securities. Prepayments on the receivables by the related obligors and purchases of the receivables by the seller and the servicer will shorten the life of the securities to an extent that cannot be fully predicted. Any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables will be borne entirely by you.

                             All of the receivables may be prepaid at any time, although some may require the obligor to pay a prepayment penalty. The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors, including:

                                 . other events which have the same effect as
                                   prepayments in full of receivables,
                                   including liquidations due to default, as well as receipts of proceeds from insurance policies and repurchases of receivables;

                                 . repurchases of receivables by us or the
                                   servicer, as a result of breaches of
                                   representations and warranties, and/or
                                   breaches of particular covenants;

                                 . the application of any remaining amounts on
                                   deposit in any pre-funding accounts not
                                   applied to the purchase of additional
                                   receivables; and

                                 . the purchase by the seller, the servicer or
                                   one of their affiliates of the receivables pursuant to its optional purchase right when the aggregate principal balance thereof is at or below the percentage specified in the prospectus supplement of the initial aggregate principal balance of the receivables.

                             The rate of prepayments of receivables cannot be predicted and therefore, no assurance can be given as to the level of prepayments that an issuer will experience.

The issuer's interest in
the receivables could be     The servicer will maintain possession of the
defeated because the         original contracts for each of the receivables.
contracts will not be        If the servicer sells or pledges and delivers the
delivered to the issuer.     original contracts for the receivables to another
                             party, in violation of its obligations under the agreements for the securities, this party could acquire an interest in the receivable having a priority over the issuer's interest. Furthermore, if the servicer becomes insolvent, competing claims to ownership or security interests in the receivables could arise. These claims, even if unsuccessful, could result in delays in payments on the securities. If successful, the attempt could result in losses or delays in payment to you or an acceleration of the repayment of the securities.

The issuer's security        Upon the origination of a receivable, AmSouth
interest in the financed     Bank or its predecessor in interest or affiliate,
vehicles will not be noted   as applicable, takes a security interest in the
on the certificates of       financed vehicle by placing a lien on the title
title, which may cause       to the financed vehicle. In connection with each
losses.                      sale of receivables by AmSouth Bank to the
                             seller,

                             AmSouth Bank or its affiliate, as applicable, will assign its security interests in the financed vehicles to the seller, who will further assign them to the issuer. The lien certificates or certificates of title relating to the financed vehicles will not be amended or reissued to identify the issuer as the new secured party. In the absence of an amendment or reissuance, the issuer may not have a perfected security interest in the financed vehicles securing the receivables in some states. AmSouth Bank will be obligated to repurchase any receivable sold to the issuer which did not have a perfected security interest in the name of AmSouth Bank in the financed vehicle. The servicer will purchase any receivable sold to the issuer as to which it failed to maintain a perfected security interest in the name of AmSouth Bank in the financed vehicle securing the receivable. All repurchases by AmSouth Bank or the servicer are limited to breaches that materially and adversely affect the receivable subject to the expiration of the applicable cure period. If the issuer has failed to obtain or maintain a perfected security interest in a financed vehicle, its security interest would be subordinate to, among others, a bankruptcy trustee of the obligor, a subsequent purchaser of the financed vehicle or a holder of a perfected security interest in the financed vehicle or a bankruptcy trustee of such holder. If the issuer elects to attempt to repossess the related financed vehicle, it might not be able to realize any liquidation proceeds on the financed vehicle and, as a result, you may suffer a loss.

Receivables that fail to
comply with consumer         Federal and state consumer protection laws
protection laws may result   regulate the creation, collection and enforcement
in losses on your            of consumer loans such as the receivables. These
investment.                  laws impose specific statutory liabilities upon
                             creditors who fail to comply with their
                             provisions. These laws may also make an assignee of a loan, such as the issuer, liable to the obligor for any violation by the lender. In some cases, this liability could affect an assignee's ability to enforce its rights related to secured loans such as the receivables. To the extent specified in this prospectus and in the prospectus supplement, AmSouth Bank will be obligated to repurchase any receivable that fails to comply with these legal requirements from the issuer. If AmSouth Bank fails to repurchase that receivable, you might experience delays and/or reductions in payments on your securities. See

                             "Legal Aspects of the Receivables--Consumer
                             Protection Laws."

Bankruptcy of the seller     The seller intends that its sale of the
could result in delays in    receivables to the issuer will be a valid sale
payments or losses on your   and assignment of the receivables to the issuer.
securities.                  If the seller were to become a debtor in a
                             bankruptcy case and a creditor or trustee-in-bankruptcy of the seller or the seller itself were to take the position that the sale of receivables by the seller to the issuer should instead be treated as a pledge of the receivables to secure a borrowing of the seller, delays in payments of collections on the receivables to securityholders could occur. If a court ruled in favor of any such trustee, debtor or creditor, reductions in the amounts of such payments could result. If the transfer of receivables by the seller to the issuer is treated as a pledge instead of a sale, a tax or governmental lien on the property of the seller arising before the transfer of the receivables to the issuer may have priority over the issuer's interest in those receivables. If the transactions are treated as a sale, the receivables would not be part of the seller's bankruptcy estate and would not be available to the seller's creditors.

AmSouth Bank's insolvency    AmSouth Bank and the seller intend that the
could reduce or delay        transfer of receivables from AmSouth Bank to the
payments on your             seller be treated as a sale. If AmSouth Bank were
securities.                  to become insolvent, the FDIA, as amended by
                             FIRREA, gives certain powers to the FDIC, if it were approved as receiver. FDIC staff positions taken prior to the passage of FIRREA do not suggest that the FDIC would interrupt the timely transfer to an issuer of payments collected on the receivables.

                             Under FIRREA, if the transfer of the receivables to the issuer were characterized as a loan secured by a pledge of receivables rather than a sale, that issuer's security interest in the receivables should be respected by the FDIC if:

                                 . AmSouth Bank's transfer of the receivables
                                   is the grant of a valid security interest in the receivables to that issuer;

                                 . AmSouth Bank becomes insolvent and the FDIC
                                   is appointed conservator or receiver of
                                   AmSouth Bank and

                                 . the security interest:

                                     (1) is validly perfected before AmSouth
                                         Bank's insolvency, and

                                     (2) was not taken in contemplation of
                                         AmSouth Bank's insolvency or with the
                                         intent to hinder, delay or defraud
                                         the seller or its creditors.

                             If the FDIC were to assert a different position, you might experience delays and/or reductions in payments on your securities. In addition, the FDIC might have the right to repay the securities early and for an amount which may be greater or less than their principal balance. For example, under the FDIA, the FDIC could--

                                 . require the issuer or the indenture trustee
                                   to go through an administrative claims
                                   procedure to establish its right to those payments;

                                 . request a stay of proceedings with respect
                                   to AmSouth Bank; or

                                 . reject AmSouth Bank's sales contract and
                                   limit the issuer's resulting claim to
                                   actual direct compensatory damages.

                             See "Legal Aspects of the Receivables--Other
                             Limitations."

AmSouth Bank and the         AmSouth Bank, the seller and their affiliates are
seller have limited          generally not obligated to make any payments to
obligations to an issuer     you on your securities. AmSouth Bank, the seller
and will not make payments   and their affiliates do not guarantee payments on
on the securities.           the receivables or your securities. However,
                             AmSouth Bank will make representations and warranties about the characteristics of the receivables.

                             If AmSouth Bank breaches a representation or warranty for a receivable, AmSouth Bank may be required to repurchase that receivable. If AmSouth Bank fails to repurchase that receivable, you might experience delays and/or reductions in payments on your securities. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

                             In addition, in some circumstances, the servicer may be required to purchase receivables. If the servicer fails to purchase receivables, you might experience delays and/or reductions in payments on your securities. See

                             "Description of the Transfer and Servicing
                             Agreements--Servicing Procedures."

Interests of other persons   Due to, among other things, liens for repairs of
in the receivables and       a financed vehicle or for unpaid taxes of an
financed vehicles could be   obligor, the issuer could lose the priority of
superior to the issuer's     its security interest in a financed vehicle.
interest, which may result   Neither AmSouth Bank nor the servicer will have
in reduced payments on       any obligation to purchase a receivable if these
your securities.             liens result in the loss of the priority of the
                             security interest in the financed vehicle after the issuance of securities by the issuer.
                             Generally, no action will be taken to perfect the rights of the issuer in proceeds of any insurance policies covering individual financed vehicles or obligors. Therefore, the rights of a third party with an interest in the proceeds could prevail against the rights of the issuer prior to the time the proceeds are deposited by the servicer into an account controlled by the trustee or indenture trustee. See "Legal Aspects of the Receivables--Security Interests in the Financed
                             Vehicles."

Commingling of assets by     Unless otherwise provided in the prospectus
the servicer could reduce    supplement, the servicer will be required to
or delay payments on the     deposit all collections and proceeds of the
securities.                  receivables collected during each collection
                             period into the collection account within three business days of receipt. However, in the event that

                                 . there exists no servicer default under the
                                   transaction documents,

                                 . the credit enhancement provider, if any,
                                   consents, and

                                 . each other condition to making the monthly
                                   or less frequent deposits as may be
                                   required by the applicable rating agencies and described in the prospectus supplement are satisfied,

                             the servicer will not be required to deposit collections into the collection account until on or before the business day on which the funds are needed to make the required distributions to securityholders. If such requirements are satisfied, the servicer will also deposit the aggregate purchase price of any receivables purchased by it into the collection account on the same date. Until these funds have been deposited into the collection account, the servicer may invest these funds at its own risk and for its own benefit and will not segregate them from its own funds. If the servicer were unable to remit such funds, the securityholders might incur a loss. To the extent set forth in the prospectus supplement, the servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related issuer to secure timely remittances of collections on the receivables and payment of the aggregate purchase price of the receivables purchased by the servicer.

Extensions and deferrals
of payments on receivables   In some circumstances, the servicer may permit an
could increase the average   extension on or deferral of payments due on
life of the securities.      receivables on a case-by-case basis. In addition,
                             the servicer may from time to time solicit or offer obligors an opportunity to defer payments.
                             Any of these deferrals or extensions may extend the maturity of the receivables and increase the weighted average life of the securities. The weighted average life and yield on your securities may be adversely affected by extensions and deferrals on the receivables.
                             However, unless otherwise provided in the prospectus supplement, the servicer must purchase the receivable from the issuer if any payment deferral of a receivable extends the term of the receivable beyond the latest final scheduled distribution date for any class of securities.

If AmSouth Bank is no        If AmSouth Bank were removed as servicer or was
longer the servicer, you     no longer able to act as the servicer, there may
may experience delays in     be delays in processing payments or losses on the
payment or losses on your    receivables because of the disruption of
securities.                  transferring servicing to the successor servicer,
                             or because the successor servicer is not as experienced in servicing as AmSouth Bank. This might cause you to experience delays in payments or losses on your securities.

A class of securities will   Payments of interest and/or principal on the
be subject to greater        securities of any class of securities may be
credit risk if it is         subordinated in priority of payment to interest
subordinated to another      and/or principal due on one or more other classes
class of securities.         of securities in the same series. As a result, if
                             your class of securities is subordinated, you will not receive any distributions on a distribution date until the full amount of interest and/or principal of senior classes has been allocated to those senior securities. In addition, a subordinate class of securities of a series may not be entitled to vote on matters while any senior classes remain outstanding. The prospectus supplement will describe the extent of any subordination.

The application of the       In some circumstances, the Soldiers' and Sailors'
Soldier's and Sailor's       Civil Relief Act of 1940, as amended and similar
Civil Relief Act may lead    state legislation may limit the interest payable
to delays in payment or      on a receivable during an obligor's active
losses on your securities.   military duty. This legislation could adversely
                             affect the ability of the servicer to collect full amounts of interest on these receivables as well as to foreclose on an affected receivable during the obligor's period of active military duty. This legislation may thus cause delays and losses in payments to holders of the securities.

The absence of a secondary   Unless otherwise specified in the prospectus
market could limit your      supplement, the securities will not be listed on
ability to resell your       any securities exchange. As a result, if you want
securities.                  to sell your securities you must locate a
                             purchaser that is willing to purchase those securities. The underwriters intend to make a secondary market for the securities. The underwriters will do so by offering to buy the securities from investors that wish to sell.
                             However, the underwriters will not be obligated to make offers to buy the securities and may stop making offers at any time. In addition, the prices offered, if any, may not reflect prices that other potential purchasers would be willing to pay, were they to be given the opportunity.
                             There have been times in the past where there have been very few buyers of asset backed securities, and there may be these times again in the future. As a result, you may not be able to sell your securities when you want to do so or you may not be able to obtain the price that you wish to receive.

You may not be able to       Unless otherwise specified in the prospectus
exercise your rights as a    supplement, each class of securities of a given
securityholder directly.     series will be initially represented by one or
                             more certificates registered in the name of Cede
                             & Co., or any other nominee for The Depository
                             Trust Company set forth in prospectus supplement, and will not be registered in the names of the holders of the securities of such series or their nominees. Unless otherwise specified in the prospectus supplement, persons acquiring beneficial ownership interests in any series of securities may hold their interests through DTC in the United States or Clearstream Bank, societe anonyme or the Euroclear System in Europe.
                             Because of this, unless and until definitive securities for such series are issued, holders of such securities will not be recognized by the issuer or any applicable trustee or indenture trustee as certificateholders, noteholders or securityholders, as the case may be. Hence, until definitive securities are issued, holders of such securities will only be able to exercise the rights of securityholders indirectly through DTC and its participating organizations. See "Certain
                             Information Regarding the Securities--Book-Entry
                             Registration."

The securities may not be    The securities are not a suitable investment if
a suitable investment for    you require a regular or predictable schedule of
you.                         payments or payment on any specific date. The
                             securities are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

The ratings for the          We will issue a class of securities under this
securities are limited in    prospectus only if that class receives the rating
scope, may not continue to   specified in the prospectus supplement. The
be issued and do not         rating considers only the likelihood that the
consider the suitability     issuer will pay interest on time and will
of the securities for you.   ultimately pay principal in full or make full
                             distributions of certificate balance. A security rating is not a recommendation to buy, sell or hold the securities. The rating agencies may revise or withdraw the ratings at any time.
                             Ratings on the securities do not address the timing of distributions of principal on the securities prior to the applicable final scheduled distribution date. The ratings do not consider the prices of the securities or their suitability to a particular investor. If a rating agency changes its rating or withdraws a rating, no one has an obligation to provide additional credit enhancement or to restore the original rating.

                             Capitalized Terms

    The capitalized terms used in this prospectus, unless defined elsewhere in this prospectus, have the meanings set forth in the glossary starting on page
  .

                        Description of the Issuers

    With respect to each series of securities, the seller, AmSouth Auto Receivables LLC, a wholly-owned special purpose, bankruptcy remote subsidiary of AmSouth Bank, will establish a separate issuer that will issue the securities of that series. Each issuer will be either a limited liability company formed pursuant to a limited liability agreement or a trust formed pursuant to a trust agreement between the seller and the trustee specified in the prospectus supplement for that trust. The issuer will be formed in accordance with the laws of the jurisdiction specified in the prospectus supplement. The seller will sell and assign the receivables and other specified issuer property to the issuer in exchange for those securities.

    The issuer may issue asset-backed notes and may, if a trust, issue asset-backed certificates, in one or more classes, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in the prospectus supplement. The notes and certificates of a series are collectively referred to as securities. Any notes that are issued will represent indebtedness of the issuer and will be issued and secured pursuant to an indenture between the issuer and the indenture trustee specified in the prospectus supplement. Any certificates that are issued will represent beneficial interests in that trust.

    To the extent specified in the prospectus supplement, the property of each issuer will include:

  . a pool of fixed rate motor vehicle installment sales contracts and installment loans made by AmSouth Bank, its predecessors in interest, or an affiliate or through a dealer that sold a motor vehicle, all of which are secured by new and/or used automobiles and/or light-duty trucks;

  . the seller's right to all documents and information contained in the receivables files;

  . collections and all other amounts due under the receivables after the cut-off date specified in the prospectus supplement;

  . security interests in the new and used automobiles and trucks financed by the receivables;

  . any of AmSouth's rights to receive proceeds from claims on credit life, disability, theft and physical damage insurance policies covering the financed vehicles or the obligors under the receivables;

  . some of AmSouth Bank's rights relating to the receivables under agreements between AmSouth Bank and the dealers that sold the financed vehicles;

  . all amounts on deposit in the applicable issuer accounts, including the related collection account and any other account identified in the applicable prospectus supplement, including all eligible investments credited thereto (but excluding any investment income from eligible investments which is to be paid to the servicer of the receivables or as otherwise specified in the prospectus supplement);

  . the rights of the issuer under the sale and servicing agreement;

  . the rights under any credit enhancement to the extent specified in the prospectus supplement;

  . any other property specified in the prospectus supplement; and

  . all proceeds of the foregoing.

    To the extent specified in the prospectus supplement, an insurance policy, reserve fund, spread account or other form of credit enhancement may be a part of the property of any given issuer or may be held by the trustee or the indenture trustee for the benefit of holders of the related securities. To the extent specified in the prospectus supplement, an interest rate or currency swap or other hedge agreement may also be a part of the property of any given issuer or may be held by the trustee or the indenture trustee for the benefit of holders of the related securities.

    If so provided in the prospectus supplement, the property of an issuer may also include a pre-funding account, into which the seller will deposit cash and which will be used by the issuer to purchase receivables from AmSouth Bank during a specified period. Any receivables so conveyed to an issuer will also be assets of the issuer.

    Prior to formation, each issuer will have no assets or obligations. After formation, each issuer will not engage in any activity other than acquiring and holding the related receivables, issuing the related securities, distributing payments in respect thereof and any other activities described herein, in the prospectus supplement and in the owner trust agreement. Each issuer will not acquire any receivables or assets other than the Issuer Property.

    The principal offices of each issuer and any trustee or indenture trustee will be specified in the prospectus supplement.

                        Description of the Trustees

    Any trustee and indenture trustee will be specified in the prospectus supplement. A trustee's or indenture trustee's liability in connection with the issuance and sale of the related securities will be limited solely to the express obligations of the trustee or indenture trustee as set forth in the related trust agreement or indenture. A trustee or indenture trustee with respect to a series of securities may resign or be removed under the circumstances specified in the prospectus supplement. Any resignation or removal of a trustee or indenture trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by that successor.

                      Description of the Receivables

The Receivables

    The receivables consist of motor vehicle retail installment sales contracts and installment loans. These contracts and loans are secured by new and used automobiles and trucks manufactured by a number of automobile manufacturers. The receivables to be transferred to any issuer have been or will be originated by participating dealers or will be made by AmSouth Bank or an affiliate directly to borrowers. In addition, some of the receivables may have been originated by First American National Bank or purchased by AmSouth Bank. We refer you to "AmSouth Bank's Origination and Servicing Procedures."

    Historically, a substantial portion of the AmSouth Bank's portfolio of motor vehicle loans are located in Alabama, Mississippi, Florida, Georgia and Tennessee and that area of the country generally.

The Receivables Pool

    The receivables to be purchased by each issuer, also known as the receivables pool, will be selected by the seller based upon the satisfaction of several criteria, including that each receivable:

  . is secured by a financed motor vehicle that contractually was required to be insured at the inception of the loan and, as of the related cut-off date, has not been repossessed without reinstatement;

  . has not been identified on the computer files of AmSouth Bank as relating to an obligor who was the subject of a bankruptcy proceeding as of the related cut-off date;

  . provides for fully amortizing level scheduled monthly payments, except for the first and last payment, which may be minimally different from the level payments, and for the accrual of interest according to either the Simple Interest Method or the Scheduled Interest Method;

  . not be 30 days or more delinquent on the related cut-off date; and

  . satisfies any additional criteria specified in the prospectus supplement.

The seller will not use any selection procedures in selecting the receivables for each receivables pool that are materially adverse to the securityholders of that series.

    The seller will sell or transfer receivables having an aggregate principal balance specified in the prospectus supplement as of the cut-off date to the applicable issuer. The purchase price paid by each issuer for each receivable included in the Issuer Property of the issuer will either reflect the principal balance of the receivable as of the cut-off date calculated under the Scheduled Interest Method or Simple Interest Method or another method as specified in the prospectus supplement.

    Additional information with respect to the receivables pool securing each series of securities will be set forth in the prospectus supplement including, to the extent appropriate, the composition of the receivables, the distribution by annual percentage rate, the distribution by the states where the receivables were originated and the portion of the receivables pool secured by new vehicles and used vehicles.

Calculation Methods

    Each of the receivables included in the Issuer Property of an issuer will be a fixed rate contract where the allocation of each payment between interest and principal is calculated using either the Scheduled Interest Method or the Simple Interest Method.

    "Simple Interest Receivables" means receivables pursuant to which the payments due from the obligors during any month are allocated between finance charges, principal and other charges based on the actual date on which a payment is received. For these receivables, interest accrued as of the actual payment date is paid first, and then the remaining payment is applied to the unpaid principal balance and then to other charges. Accordingly, if an obligor pays the fixed monthly installment in advance of the due date, the portion of the payment allocable to interest for that period since the preceding payment will be less than it would be if the payment were made on the due date, and the portion of the payment allocable to reduce the principal balance will be correspondingly greater. Conversely, if an obligor pays the fixed monthly installment after its due date, the portion of the payment allocable to interest for the period since the preceding payment will be greater than it would be if the payment were made on the due date, and the portion of the payment allocable to reduce the principal balance will be correspondingly smaller. When necessary, an adjustment is made at the maturity of the receivable to the scheduled final payment to reflect the larger or smaller, as the case may be, allocations of payments to interest or principal under the receivable as a result of early or late payments, as the case may be. Late payments, or early payments, on a Simple Interest Receivable may result in the obligor making a greater--or smaller--number of payments than originally scheduled. The amount of additional payments required to pay the outstanding principal balance in full generally will not exceed the amount of an originally scheduled payment. If an obligor elects to prepay a Simple Interest Receivable in full, the obligor will not receive a rebate attributable to unearned finance charges. Instead, the obligor is required to pay finance charges only to, but not including, the date of prepayment. The amount of finance charges on a Simple Interest Receivable that would have accrued from and after the date of prepayment if all monthly payments had been made as scheduled will generally be greater than the rebate on a Scheduled Interest Receivable that provides for a Rule of 78s rebate, and will generally be equal to the rebate on a Scheduled Interest Receivable that provides for an actuarial rebate, as is described in the following paragraph.

    "Scheduled Interest Receivables" means receivables pursuant to which the payments due from the obligors during any month are allocated between finance charges and principal on a scheduled basis, without regard to the period of time which has elapsed since the preceding payment was made, using the actuarial method or the method known as the Rule of 78s or sum-of-the-digits method. If an obligor elects to prepay a Scheduled Interest Receivable in full, the obligor is entitled to a rebate of the portion of the Scheduled Payments attributable to unearned finance charges. The amount of the rebate is determined with reference to the receivable type and applicable state law. With minor variations based on state law, actuarial rebates are calculated on the basis of a constant interest rate. Rebates calculated on a Rule of 78s or sum-of-the-digits basis are smaller than the corresponding rebates under the actuarial method. Scheduled Interest Receivables provide for Rule of 78s rebates except in states that require the actuarial method. Distributions to noteholders and certificateholders will not be affected by Rule of 78s rebates, because all allocations on Scheduled Interest Receivables are made using the actuarial method. The portion of a pool of receivables which consists of Scheduled Interest Receivables will be specified in the accompanying prospectus supplement.

            AmSouth Bank's Origination and Servicing Procedures

    The following is a description of the origination, underwriting and servicing of AmSouth Bank's portfolio of motor vehicle loans as of the date of this prospectus. The prospectus supplement will describe any material changes to this information with respect to the origination, underwriting and servicing of the pool of receivables transferred to the related issuer.

Origination

    AmSouth Bank, its predecessors in interest, and affiliates, or collectively, the originators, may originate receivables in any of the following ways:

  . making a direct loan to an obligor either through the originator directly or through a dealer that performs certain ministerial loan processing functions on behalf of the originator,

  . purchasing a retail installment sales contract from a dealer pursuant to a dealer agreement between the originator and the dealer,

  . purchasing/originating a receivable pursuant to a flow agreement with a third party, or

  . bulk purchases of receivable portfolios from third parties.

    The originators establish and maintain relationships with dealers. AmSouth Bank and its affiliates select dealers based upon the dealer's commercial reputation, the prior experience of the dealer or the dealer's predecessor organization and, in some cases, a financial review of the dealer. Each dealer from whom an originator purchases a receivable or that performs certain ministerial loan processing functions for direct loans generally must execute a dealer agreement with the originator that, among other things, sets out the guidelines and procedures of the purchasing and origination process. AmSouth Bank and its affiliates enter into dealer agreements primarily with dealers that are franchised to sell new motor vehicles and also with some dealers that sell used motor vehicles. In addition to purchasing receivables from dealers, AmSouth Bank or its affiliates may also extend loans and lines of credit to some dealers for, among other things, inventory financing and other commercial purposes. AmSouth Bank and its affiliates only extends loans or lines of credit to dealers based upon a financial review, and these dealers are evaluated through periodic financial reviews and formalized credit review procedures.

    These dealer agreements provide for the repurchase by the dealer of any receivable for its outstanding principal balance, plus accrued but unpaid interest, if any representations or warranties made by the dealer relating to the receivable are breached. The representations and warranties typically relate to the origination of the receivable and the security interest in the related financed vehicle and not to the collectibility of the receivable or the creditworthiness of the obligor thereunder. The originators offer risk-based pricing programs to dealers to cover various levels of obligor risk.

    Each originator also may establish and maintain relationships with third parties who will refer individual receivable applications to such originator or sell individual receivables to the originator from time to time. Each of these parties must execute a flow agreement with such originator which sets out, among other things, the guidelines and procedures of the purchasing process. Such flow agreements provide for the repurchase by the flow party of any receivable if any representations or warranties made by the flow party relating to the receivable are breached.

Underwriting

    Receivables that are directly originated by AmSouth Bank and its affiliates or purchased from a dealer pursuant to a dealer agreement will have been originated in accordance with AmSouth Bank's established underwriting policies and procedures. Receivables purchased from a third party pursuant to a flow agreement or in a bulk will have been originated in accordance with the underwriting standards of the third party. In the case of receivables purchased in a bulk or for flow agreement receivables purchase, as specified in the prospectus supplement, the receivables will either be re-underwritten pursuant to AmSouth Bank's underwriting standards or AmSouth Bank's underwriting standards will be used solely to assist in the determination of the purchase price AmSouth Bank or its affiliate is willing to pay for a third parties' portfolio of receivables.

    AmSouth Bank's policies and procedures are intended to assess the applicant's ability and willingness to repay the amounts due on the receivable and to establish the adequacy of the financed vehicle as collateral. The underwriting policies and procedures are intended to guide and complement, but not replace, the judgment of the credit underwriter in reviewing a credit application. Exceptions to underwriting guidelines are permitted within certain established parameters.

    The credit underwriting process requires applicants to complete an application which generally includes such information as the applicant's income, residential status, liabilities, credit and employment history and other personal information. Upon receipt of an application, the application is reviewed for completeness and a credit report is obtained from an independent credit bureau, which the Bank reviews to determine the applicant's current credit status and past credit performance. Where necessary, more than one independent credit report may be obtained. AmSouth Bank may also conduct an additional investigation, which may consist of some or all of the following steps: requiring written proof of employment and income, direct telephone verification of an applicant's employment, and discussions with the originating dealer to resolve concerns about the applicant's creditworthiness.

    Credit scoring systems are used to assist in the processing of the applications including the Fair, Isaac Auto Enhanced bureau score and a custom built scorecard derived from the Fair, Isaac Auto Enhanced bureau. The credit scores are used to increase the productivity of the underwriters, automatically approve and decline applications, recommend, approve or reject decisions and to route applications to more experienced underwriters. Applications identified by score as less creditworthy may either be automatically declined or routed to more experienced underwriters for their concurrence before an approval is rendered. Conversely, applications identified by score as creditworthy may either be automatically approved or routed to underwriters for their concurrence before an acceptance is rendered. Applications scoring below the established score guidelines, are usually declined. Only if these are strong mitigating factors they are referred to senior management for approval.

    In making credit decisions and determining the amount and terms of financing that would be offered. Credit underwriting relies on credit scores derived from the proprietary score card and the credit bureau reports, as well as the relationships among the applicant's income, debt and expenses generally and debt and expenses related to the proposed receivable and the age and value of the motor vehicle. The applicant's creditworthiness may be further evaluated through verification of employment and/or income of the applicant. Additionally, other factors deemed appropriate by the credit underwriter may be evaluated and/or verified prior to making the credit decision.

    AmSouth Bank generally will not finance more than approximately 120% of the "value" of the vehicle. For new motor vehicles, "value" is determined by the lesser of purchase price or manufacturer's invoice and includes dealer installed options. For used motor vehicles, "value" is the "clean" wholesale value reported by normally accepted used car guidelines. A vehicle more than seven years old will be considered an exception. All overrides are monitored for performance and reported to management on a regular basis.

    Credit decisions are communicated to the dealers. In the case of a declined application, AmSouth Bank's practice is to explain the reason for the declination to the dealer and send a declination letter to the applicant.

    The standard maximum term for a receivable depends on the age of the financed vehicle and the loan-to-value ratio. The maximum term for a new vehicle is 72 months and the maximum term for a vehicle that is seven or more years old is 30 months.

    Exceptions to the above credit parameters are made at the discretion of the credit underwriter and/or credit manager with the appropriate decision authority. In considering any exception, AmSouth Bank looks for compensating factors in the borrower's credit such as a higher credit score or lower advance rate than would otherwise be required to approve such loan if the borrower had otherwise satisfied each of the underwriting criteria. AmSouth Bank's exceptions policy is designed to ensure that the credit quality of the loan subject to any such exception is consistent with the credit quality of AmSouth Bank's other loans. Underwriters are assigned specific dollar and decision authority based on experience, performance results and position. The greater the deviation from established policy, the higher the level of authority required. Caps are placed on all policy rule exceptions.

Subsequent Receivables

    Subsequent receivables may be originated at a later date using credit criteria different from those which were applied to any initial receivables and may be of a different credit quality.

Servicing Procedures

    AmSouth Bank or another entity specified in the prospectus supplement will be responsible, as the servicer, for managing, administering, servicing and making collections efforts on the Receivables held by each issuer. The servicer is permitted to delegate any and all of its servicing duties to any of its affiliates or other third parties, provided that the servicer will remain obligated and liable for servicing the receivables as if the servicer alone were servicing the receivables.

    The services places great emphasis on the collection of delinquent accounts. The commencement of such efforts are governed by an obligor's payment history profile, which takes into account both the obligor's payment history and risk score. AmSouth Bank's practice is to begin collection activities with respect to delinquent receivables on the fifth day following the due date for high risk loans, and the sixteenth date after the due date for low risk loans. During this period collection personnel are connected with delinquent obligors using predictive dialers, which organize obligors into calling queues based on outstanding loan balances, risk grades and past history of delinquency. Collection personnel make a follow up call at a minimum of once each seven day period. On the 11th day after the due date, a late notice is mailed to the obligor, and a late fee ranging from $15 to $25 is assessed, based upon a fixed percentage of the monthly payment.

    Receivables that are 45 days delinquent for high risk loans and 60 days delinquent for low risk loans are assigned to personnel in the loss prevention unit. If attempts to contact the delinquent obligor have failed, the collection officer may attempt to contact the obligor's references. Repossession procedures begin when all other collection efforts are exhausted.

    AmSouth Bank follows specific procedures with respect to repossessions and uses local unaffiliated independent bonded and insured contractors to perform repossessions. Once a motor vehicle is repossessed, a notice of repossession is sent to the obligor, detailing the requirements that must be met for the obligor to redeem the financed vehicle. Motor vehicles that remain unredeemed beyond the required state law notice period are remarketed through various channels, including auction sales, consignment sales and direct sales to dealers.

    Receivables that are more than 120 days delinquent or that have been assigned for repossession are charged-off at the end of the month in which they reach this level of delinquency.

    Any deficiencies remaining after the full write-off or repossession and sale of the related motor vehicle are pursued by AmSouth Bank when and to the extent practical and legally permitted. Collection personnel continue to contact the obligors to establish repayment schedules, and may refer the account to local counsel with instructions to file suit and obtain a judgement or refer the account to a collection agency, until the account is paid in full or the obligor files for bankruptcy.

Extensions

    AmSouth Bank has specific procedures with respect to contract extensions. Extensions may be granted to a current or delinquent customer to cure a short term cash flow problem and an extension fee may be charged. Extensions are granted on an individual basis and are reported and monitored closely. Generally, the extension policy requires that:

  . at least nine monthly payments must have been made on the account;

  . only one extension may be granted during any 12 month period;

  . only two extensions may be granted during any five year period; and

  . the request for an extension must be based upon a legitimate non-recurring reason.

    AmSouth Bank may, from time to time, also solicit or offer holiday extensions to obligors who meet well-defined eligibility criteria, without any penalty or processing fees. AmSouth Bank does not anticipate initiating more than two such holiday extensions per year.

    AmSouth Bank may also move the due date forward at the written request of an obligor, provided that the next payment is not due for at least 15 days and no late fees are outstanding. If the due date is changing more than 10 days, the obligor will also have to pay interest for the number of days greater than 10 that the due date is changing. Such change of a due date is not deemed to be an extension and no extension fee is charged.

Insurance

    Each receivable requires the obligor to obtain and maintain collision and, comprehensive, insurance on each motor vehicle. As a prerequisite to acquiring a loan, the obligor must provide the originator with evidence of acceptable insurance, in the form of either a certificate of insurance, a binder or an agreement evidencing a commitment to provide insurance to the obligor. In the event such insurance coverage is not maintained, the servicer has the right, but is not obligated, to declare the receivable to be in default. The servicer will not purchase a policy and charge the obligor for the amount of the premium of the insurance policy to cover any financed vehicle. However, in the event that an obligor's insurance coverage lapses, the servicer may foreclose on the receivable.

Delinquency and Loss Information

    Information concerning the experience of AmSouth Bank or other entity acting as servicer, pertaining to delinquencies, loan losses and recoveries with respect to its portfolio of receivables will be set forth in each prospectus supplement. There can be no assurance that the delinquency, loan loss and recovery experience on any receivables related to a series of securities will be comparable to prior experience or to the information provided.

                          Prefunding Arrangement

    To the extent provided in the prospectus supplement for a series of securities, the related sale and servicing agreement or indenture may provide for a prefunding arrangement under which the related issuer commits to subsequently purchase additional receivables from the seller following the date on which the issuer is established and the related securities are issued for a period not to exceed twelve months and in an amount not to exceed 40% of the initial principal balance of the securities. With respect to a series of securities, the prefunding arrangement will require that any subsequent receivables transferred to the issuer conform to the requirements and conditions provided in the related pooling and servicing or sale and servicing agreement including the requirement that the subsequent receivables satisfy all of the same credit and underwriting criteria as the initial receivables. If a prefunding arrangement is utilized in connection with the issuance of a series of securities, the servicer will establish an account, known as the prefunding account, in the name of the indenture trustee for the benefit of the securityholders into which a portion of the net proceeds received from the sale of the securities will be deposited and from which funds will be released during a specified period to purchase subsequent receivables from the seller. Upon each conveyance of subsequent receivables to the applicable issuer, an amount equal to the purchase price paid by the seller to AmSouth Bank for the subsequent receivables will be released from the prefunding account and paid to the seller. If the amounts deposited in the prefunding account are not completely used by the end of the funding period, the remaining amounts in the prefunding account will be applied to prepay the securities. Regular periodic information regarding the subsequent receivables will be included under Item 5 in each Current Report filed on Form 8-K with the Securities and Exchange Commission pursuant to the Exchange Act of 1934, as amended, with respect to each issuer to which subsequent receivables have been transferred.

    The utilization of a prefunding arrangement for a series of securities is intended to improve the efficiency of the issuance of the securities and the sale of the receivables to the related issuer through the incremental delivery of the applicable receivables on the Closing Date and during a specified period following the Closing Date for that series of securities. Prefunding arrangements allow for a more even accumulation of the receivables by the seller and AmSouth Bank and the issuance of a larger principal amount of securities than would be the case without a prefunding arrangement.

    Although subsequent receivables will be subject to the same credit criteria and underwriting guidelines applied with respect to the origination of the initial receivables, subsequent receivables may be of a different credit quality and seasoning. The credit quality of the subsequent receivables may vary as a result of increases or decreases in the credit quality of the related obligors within the predefined acceptable range, which variations could impact the performance of the overall pool of receivables. The portfolio of initial receivables will also be subject to greater seasoning than the subsequent receivables due to the length of time elapsed from the dates of origination of those receivables and the sale of those receivables to the related issuer. Accordingly, less historical performance information will be available with respect to the subsequent contracts. Moreover, following the transfer of subsequent receivables to the applicable issuer, the characteristics of the entire pool of receivables included in the issuer may vary from those of the receivables initially transferred to the issuer.

                  Maturity and Prepayment Considerations

    The weighted average life of the notes and the certificates of any series will generally be influenced by the rate at which the principal balances of the receivables are paid, which payments may be in the form of scheduled payments or prepayments. Each receivable is prepayable in full by the obligor at any time. Some receivables may require the obligor to pay a prepayment penalty if the obligor prepays all or a portion of the receivables. Full and partial prepayments on motor vehicle receivables included in the Issuer Property of an issuer will be paid or distributed to the related securityholders on the next Distribution Date following the Collection Period in which they are received. To the extent that any receivable included in the Issuer Property of an issuer is prepaid in full, whether by the obligor, or as the result of a purchase by the servicer or a repurchase by AmSouth Bank or otherwise, the actual weighted average life of the receivables included in the Issuer Property of the issuer will be shorter than a weighted average life calculation based on the assumptions that payments will be made on schedule and that no prepayments will be made. Weighted average life means the average amount of time until the entire principal amount of a receivable is repaid. Full prepayments may also result from liquidations due to default, receipt of proceeds from theft, physical damage, credit life and credit disability insurance policies, repurchases by the seller as a result of the failure of a receivable to meet the criteria set forth in the related sale and servicing agreement or purchases by the servicer as a result of a breach of its covenants with respect to the receivables made by it or its servicing duties in the related sale and servicing agreement. In addition, early retirement of the securities may be effected by the servicer exercising its option to purchase the remaining receivables included in the Issuer Property of the issuer on any Distribution Date as of which the Pool Balance, after giving effect to the principal payments and distributions otherwise to be made on that Distribution Date, has declined to the percentage of the original Pool Balance specified in the prospectus supplement. See "Description of the Transfer and Servicing Agreements--Optional Purchase of Receivables."

    The rate of full prepayments by obligors on the receivables may be influenced by a variety of economic, social and other factors. These factors include the unemployment rate, servicing decisions, seasoning of loans, destruction of vehicles by accident, loss of vehicles due to theft, sales of vehicles, market interest rates, the availability of alternative financing and restrictions on the obligor's ability to sell or transfer the financed motor vehicle securing a receivable without the consent of the servicer. Any full prepayments or partial prepayments applied immediately will reduce the average life of the receivables.

    AmSouth Bank can make no prediction as to the actual prepayment rates that will be experienced on the receivables included in the Issuer Property of any issuer in either stable or changing interest rate environments. Securityholders of each series will bear all reinvestment risk resulting from the rate of prepayment of the receivables included in the Issuer Property of the related issuer.

                     Pool Factor and Pool Information

    For each issuer, the Pool Factor will be a six-digit decimal which the servicer will compute each month indicating the Pool Balance at the end of the month as a fraction of (1) the Original Pool Balance plus (2) the aggregate principal balance of any subsequent receivables added to the issuer as of the applicable subsequent Cut-off Date. The Pool Factor will be 1.000000 as of the Closing Date; thereafter, the Pool Factor will decline to reflect reductions in the Pool Balance. The amount of a securityholder's pro rata share of the Pool Balance for a given month can be determined by multiplying the original denomination of the holder's security by the Pool Factor for that month.

    With respect to each issuer, the securityholders of record will receive monthly reports from the trustee or indenture trustee, as applicable, concerning payments received on the receivables, the Pool Balance, the Pool Factor and other relevant information. The Depository Trust Company will supply these reports to securityholders in accordance with its procedures. Since owners of beneficial interests in a global security of a given series will not be recognized as securityholders of that series, DTC will not forward monthly reports to those owners. Copies of monthly reports may be obtained by owners of beneficial interests in a global security by a request in writing addressed to the trustee or indenture trustee, as applicable. Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by federal and/or state law. See "Description of the Securities--Statements to Securityholders."

                              Use of Proceeds

    The net proceeds from the sale of securities of a given series will be applied by the seller (1) to purchase the receivables from AmSouth Bank and/or its affiliates, as applicable, pursuant to the related purchase agreement, (2) to deposit any amounts if applicable, to the prefunding account and to fund any other collateral accounts and (3) to pay other expenses in connection with the issuance of the securities. Any remaining amounts will be added to the seller's general funds.

                         Description of the Seller

    The seller, AmSouth Auto Receivables LLC, a wholly-owned, special purpose, bankruptcy remote subsidiary of AmSouth Bank, was formed as a limited liability company under the laws of the State of Delaware on June 2, 2000 and has a limited operating history. The seller was organized solely for the limited purpose of acquiring receivables and associated rights, issuing securities and engaging in related transactions. The seller's limited liability company agreement limits the activities of the seller to the foregoing purposes and to any activities incidental to and necessary for these purposes. The principal offices of the seller are located at 1900 Fifth Avenue, North, AmSouth Sonat Tower, Birmingham, Alabama 35203.

                        Description of AmSouth Bank

    AmSouth Bank, a banking corporation organized under the laws of the State of Alabama, is a wholly owned subsidiary of AmSouth Bancorporation, a Delaware financial services holding company. AmSouth Bank is engaged in banking and related activities, including providing automotive financing to its customers and to automotive dealers and their customers. The principal executive offices of AmSouth Bank are at 1900 Fifth Avenue, North, Birmingham, Alabama 35203. The telephone number of AmSouth Bank is (205) 326-5300.

                       Description of the Securities

    A series of securities may include one or more classes of notes and certificates. Each issuer will issue the notes and the certificates for a particular series to the holders of record of the notes and the holders of record of the certificates, respectively. The following summary, together with the summaries contained under "Description of the Notes" and "Description of the Certificates" in the prospectus supplement, describe all of the material terms of the securities. However, this summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes, the indenture, the certificates, the sale and servicing agreement, the trust agreement and the prospectus supplement, as applicable.

The Notes

    With respect to each issuer that issues notes, one or more classes of notes of the related series will be issued pursuant to the terms of an indenture, a form of which has been filed as an exhibit to the registration statement of which this prospectus forms a part.

    Unless the prospectus supplement specifies that the notes are offered in definitive form, the notes will be available for purchase in denominations of $25,000 and integral multiples of $1,000 in excess thereof in book-entry form only. Noteholders will be able to receive notes in definitive registered form only in the limited circumstances described herein or in the prospectus supplement. See "Description of the Securities--Definitive Securities."

    The timing and priority of payment, seniority, allocations of losses, interest rate and amount of or method of determining payments of principal and interest on each class of notes of a given series will be described in the prospectus supplement. The right of holders of any class of notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of notes of such series, as described in the prospectus supplement. Unless otherwise provided in the prospectus supplement, payments of interest on the notes of such series will be made prior to payments of principal thereon. To the extent provided in the prospectus supplement, a series may include one or more classes of Strip Notes entitled to

  . principal payments with disproportionate, nominal or no interest payments or

  . interest payments with disproportionate, nominal or no principal payments.

    Each class of notes may have a different interest rate, which may be a fixed, variable or adjustable interest rate, and which may be zero for certain classes of Strip Notes, or any combination of the foregoing. The prospectus supplement will specify the interest rate for each class of notes of a given series or the method for determining such interest rate. One or more classes of notes of a series may be redeemable in whole or in part under the circumstances specified in the prospectus supplement, including as a result of the servicer's exercising its option to purchase the receivables.

    To the extent specified in any prospectus supplement, one or more classes of notes of a given series may have fixed principal payment schedules, as set forth in such prospectus supplement. Noteholders of these notes would be entitled to receive as payments of principal on any given Distribution Date the applicable amounts set forth on such schedule with respect to such notes, in the manner and to the extent set forth in the prospectus supplement.

    Payments to noteholders of all classes within a series generally will have the same priority regarding interest payments. Under certain circumstances, the amount available for such payments could be less than the amount of interest payable on the notes on any Distribution Date, in which case each class of noteholders will receive its ratable share, based upon the aggregate amount of interest due to such class of noteholders, of the aggregate amount of interest payments available to be distributed on the notes of such series.

    With respect to a series that includes two or more classes of notes, each class may differ as to the timing and priority of payments, seniority, allocations of losses, final maturity date, interest rate or amount of payments of principal or interest, or payments of principal or interest in respect of any such class or classes may or may not be made upon the occurrence of specified events relating to the performance of the receivables, including loss, delinquency and prepayment experience, the related subordination and/or the lapse of time or on the basis of collections from designated portions of the related pool of receivables. Generally, the related rating agencies, the credit enhancer, if any, and the prevailing market conditions at the time of issuance of the notes of a series dictate the applicable specified events with respect to such Series. Payments in respect of principal and interest of any class of notes will be made on a pro rata basis among all the noteholders of such class.

    If the seller, the servicer or a successor thereto exercises its option to purchase the receivables of an issuer in the manner and on the respective terms and conditions described under "Description of the Transfer and Servicing Agreements--Termination," the outstanding notes will be redeemed as set forth in the prospectus supplement.

The Certificates

    If the issuer is a trust, the series will also include one or more classes of certificates. The certificates will be issued by the issuer pursuant to the terms of a trust agreement, the form of which has been filed as an exhibit to the registration statement of which this prospectus is a part. The prospectus supplement will specify which class or classes of certificates, if any, of a series are being offered thereby.

    Unless the prospectus supplement specifies that certificates are offered in definitive form, the certificates will be available for purchase in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof in book-entry form only, other than the certificates sold to the seller, as described in the prospectus supplement.

    The timing and priority of distributions, seniority, allocations of losses, interest rate and amount of or method of determining distributions with respect to principal and interest on each class of certificates will be described in the prospectus supplement. Distributions of interest on such certificates will be made on the dates specified in the prospectus supplement and will be made prior to distributions with respect to principal of such certificates. To the extent provided in the prospectus supplement, a series may include one or more classes of Strip Certificates entitled to distributions of principal with disproportionate, nominal or no interest distributions or interest distributions with disproportionate, nominal or no distributions of principal. Each class of certificates may have a different interest rate, which may be a fixed, variable or adjustable interest rate, and which may be zero for certain classes of Strip Certificates, or any combination of the foregoing. The prospectus supplement will specify the interest rate for each class of certificates of a given series or the method for determining such interest rate. Distributions on the certificates of a given series that includes notes may be subordinate to payments on the notes of such series as more fully described in the prospectus supplement. Distributions of interest on and principal of any class of certificates will be made on a pro rata basis among all the certificateholders of such class.

    With respect to a series that includes two or more classes of certificates, each class may differ as to timing and priority of distributions, seniority, allocations of losses, interest rate or amount of distributions of principal or interest, or distributions of principal or interest of any such class or classes may or may not be made upon the occurrence of specified events relating to the performance of the receivables, including loss, delinquency and prepayment experience, the related subordination and/or the lapse of time or on the basis of collections from designated portions of the related pool of receivables. Generally the related rating agencies, the credit enhancer, if any, and the prevailing market conditions at the time of issuance of the certificates of a series dictate the applicable specified events with respect to such series.

Ratings of the Securities

    It will be a condition to the issuance of each class of securities specified as being offered by the prospectus supplement that each class of securities be rated in one of the four highest generic rating categories established for the securities by at least one nationally recognized statistical rating agency and receive the rating specified in the prospectus supplement by at least one rating agency.

Revolving Period and Amortization Period

    If the prospectus supplement so provides, there may be a period commencing on the date of issuance of a class or classes of notes or certificates of a series and ending in the date set forth on the prospectus supplement during which no principal payments will be made to one or more classes of notes or certificates of the related series as are identified in such prospectus supplement. All collections of principal otherwise allocated to such classes of notes or certificates may be

  . utilized by the issuer during the revolving period to acquire additional receivables which satisfy the criteria described under "The
    Receivables--General" in this prospectus and the criteria set forth in the prospectus supplement,

  . held in an account and invested in Eligible Investments for later distribution to Securityholders,

  . applied to those notes or certificates of the related series as then are in amortization, if any, or

  . otherwise applied as specified in the prospectus supplement.

    An "amortization period" is the period during which an amount of principal is payable to holders of a series of securities which, during the revolving period, were not entitled to such payments. If so specified in the prospectus supplement, during an amortization period all or a portion of principal collections on the receivables may be applied as specified above for a revolving period and, to the extent not so applied, will be distributed to the classes of notes or certificates. In addition, the prospectus supplement will set forth the circumstances which will result in the commencement of an amortization period.

    Each issuer which has a revolving period may also issue to the related seller a certificate evidencing a retained interest in the issuer not represented by the other securities issued by such issuer. As further described in the prospectus supplement, the value of such retained interest will fluctuate as the amount of Issuer Property fluctuates and the amount of notes and certificates of the related series of securities outstanding is reduced. Each issuer will issue only one series of notes and/or certificates, however, each series may contain one or more classes of notes and certificates. The terms of each class of securities will be fully disclosed in the prospectus supplement for each series.

    If specified in the prospectus supplement, the issuer may issue securities from time to time and use the proceeds of this issuance to make principal payments with respect to other classes of securities of that series.

Book-Entry Registration

    If specified in the prospectus supplement, securityholders may hold their securities through DTC in the United States or Clearstream or Euroclear in Europe, which in turn hold through DTC, if they are participants of those systems, or indirectly through organizations that are participants in those systems.

    DTC's nominee will be Cede & Co., unless another nominee is specified in the prospectus supplement. Accordingly, the nominee is expected to be the holder of record of any book-entry securities of any class or series. Unless and until Definitive Securities are issued under the limited circumstances described in this prospectus or in the prospectus supplement, no securityholder will be entitled to receive a physical certificate representing its interest in a security. All references in this prospectus and in the prospectus supplement to actions by securityholders refer to actions taken by DTC upon instructions from DTC participants. All references in this prospectus and in the prospectus supplement to distributions, notices, reports and statements to securityholders of book-entry securities refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the applicable securities, for distribution to securityholders in accordance with DTC's procedures with respect to the securities. See "--Definitive Securities" in this prospectus.

    Clearstream and Euroclear will hold omnibus positions on behalf of the Clearstream participants and the Euroclear participants, respectively, through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold those positions in customers' securities accounts in the depositaries' names on the books of DTC.

    DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for DTC participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of DTC participants, thereby eliminating the need for physical movement of certificates. Indirect access to the DTC system also is available to DTC indirect participants such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

    Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

    Cross-market transfers between persons holding directly or indirectly through DTC in the United States, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. However, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines-- European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the depositaries.

    Because of time-zone differences, credits or securities in Clearstream or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and these credits or any transactions in these securities settled during the processing will be reported to the relevant Clearstream participant or Euroclear participant on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

    A securityholder, as used in this prospectus, means a holder of a beneficial interest in a book-entry security. Unless otherwise provided in the prospectus supplement, securityholders that are not DTC participants or DTC indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interest in, securities may do so only through DTC participants and DTC indirect participants. In addition, securityholders will receive all distributions of principal of and interest on securities from the Applicable Trustee, through the DTC participants, who in turn will receive them from DTC.

    Under a book-entry format, securityholders may experience some delay in their receipt of payments, since these payments will be forwarded by the Applicable Trustee to Cede & Co., as nominee for DTC. DTC will forward these payments to DTC participants which will then forward them to DTC indirect participants or securityholders. We anticipate that the only "noteholder" and "certificateholder" will be Cede & Co., as nominee of DTC. Securityholders will not be recognized by the Trustee as noteholders or certificateholders, as these terms are used in the trust agreement and indenture. Securityholders will only be permitted to exercise the rights of securityholders indirectly through DTC, Clearstream or Euroclear and their respective participants or organizations.

    Under the Rules, DTC is required to make book-entry transfers of securities among DTC participants on whose behalf it acts with respect to the securities and to receive and transmit distributions of principal of, and interest on, the securities. DTC participants and DTC indirect participants with which securityholders have accounts with respect to the securities similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective securityholders. Accordingly, although securityholders will not physically possess securities, the DTC rules provide a mechanism by which DTC participants will receive payments and will be able to transfer their interests.

    Because DTC can only act on behalf of DTC participants, who in turn act on behalf of DTC indirect participants and certain banks, the ability of a securityholder to pledge securities to persons or entities that do not participate in the DTC system, or to otherwise act with respect to those securities, may be limited due to the lack of physical certificates for those securities.

    DTC has advised the seller that it will take any action permitted to be taken by a noteholder under the indenture or a certificateholder under the trust agreement, only at the direction of one or more DTC participants to whose accounts with DTC the applicable notes or certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of DTC participants whose holdings include those undivided interests.

    Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream in any of 28 currencies, including United States dollars.

    Clearstream provides to its Clearstream participants, among other things:

     . services for safekeeping, administration, clearance and settlement of internationally traded securities, and

     . securities lending and borrowing.

    Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulations by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include an underwriter of any series. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

    The Euroclear System was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangement for cross-market transfers with DTC described above. Euroclear is operated by the Euroclear Operator, under contract with the Cooperative. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries and may include an underwriter of any series. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

    The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

    Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the terms and conditions Governing Use of Euroclear and the related Operating Procedures of Euroclear and applicable Belgian law. These terms and conditions govern transfers of securities and cash within Euroclear, withdrawal of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the aforementioned terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

    Distributions with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions will be subject to tax reporting in accordance with relevant

United States tax laws and regulations. Clearstream or the Euroclear Operator will take any other action permitted to be taken by a securityholder under the indenture or trust agreement on behalf of a Clearstream participant or a Euroclear participant only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect these actions on its behalf through DTC.

    DTC, Clearstream and Euroclear have agreed to the procedures described above in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear. However, they are under no obligation to perform or continue to perform these procedures, and they may discontinue these procedures at any time.

    Except as required by law, neither the Owner Trustee nor the Indenture Trustee will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the securities of any series held by DTC, Clearstream or Euroclear or for maintaining, supervising or reviewing any records relating to these beneficial ownership interests.

Global Clearance, Settlement and Tax Documentation Procedures

    In most circumstances, the securities offered by this prospectus will be issued only as global securities which are registered and held by a depository. Security owners of the global securities may hold their global securities through any of DTC, Clearstream or Euroclear. The global securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

    Secondary market trading between investors holding global securities through Clearstream and Euroclear will be conducted in the ordinary way under their normal rules and operating procedures and under conventional eurobond practice, which is seven calendar day settlement.

    Secondary market trading between investors holding global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

    Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding global securities will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear and the DTC participants.

    Non-U.S. holders of global securities may have to pay U.S. withholding taxes unless the holders meet the requirements for exemption from the tax and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

  Initial Settlement

    All global securities will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC. Security owners' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositaries, which in turn will hold their positions in accounts as DTC participants.

    Security owners electing to hold their global securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Security owner securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

    Security owners electing to hold their global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

  Secondary Market Trading

    Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

    Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

    Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

    Trading between DTC seller and Clearstream or Euroclear purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day before settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective Depositary to the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, under its usual procedures, to the Clearstream participant's or Euroclear participant's account. The global securities credit will appear the next day accounting to European time, and the cash debit will be back-valued to, and interest on the global securities will accrue from, the value date. The value date would be the day before the day that settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the Clearstream or Euroclear cash debit will be valued instead on the actual settlement date.

    Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global securities are credited to their accounts one day later.

    As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing global securities wold incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

    Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective Depositary for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

    Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day before settlement. In these cases, Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date. The value date would be the day before the day that settlement occurred in New York. Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the Clearstream participant's or

Euroclear participant's account would instead be valued on the actual settlement date. Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

  . borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts, under the clearing system's customary procedures;

  . borrowing the global securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

  . staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream participant or Euroclear participant.

  U.S. Federal Income Tax Documentation Requirements

    A beneficial owner of global securities holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be required to pay the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons, unless

  . each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and

  . that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

    Exemption for non-U.S. Persons (Form W-8 or new Form W-8BEN). Beneficial owners of global securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status) or new Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8 changes (or new Form W-8BEN), a new Form W-8 (or new Form W-8BEN) must be filed within 30 days of that change.

    Exemption for non-U.S. Persons with effectively connected income (Form 4224 or new Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or New Form W-8ECI (Certificate of Foreign Persons Claim for Exemption from Withholding on Income Effectively Connected with the Conduct or Trade or Business in the United States).

    Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001 or new Form W-8BEN). Non-U.S. Persons that are beneficial owners of global securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate) or new Form W-8BEN. If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8 or new Form W-8BEN. Form 1001 may be filed by the certificate owner or his agent whereas new Form W-8BEN must be filed by the beneficial owner.

    Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

    U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a global security or in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds, the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year, but Forms W-8, 1001 and 4224 will not be effective after December 31, 2000.

    A new Form W-8BEN, if furnished with a taxpayer identification number, ("TIN"), will remain in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect. A new Form W-8BEN, if furnished without a TIN, and a new Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

    The term "U.S. Person" means

  . a citizen or resident of the United States,

  . a corporation or partnership organized in or under the laws of the United States or any political subdivision of the United States,

  . an estate, the income of which is includible in gross income for United
    States tax purposes, regardless of its source, or

  . a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the global securities. Security owners are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the global securities.

    In 1997, final Treasury regulations were issued that modify the filing requirements with which non-U.S. persons must comply in order to be entitled to an exemption from U.S. withholding tax or a reduction to the applicable U.S. withholding tax rate. Those persons currently required to file Form W-8 or Form 1001 will be required to file new Form W-8BEN, while those persons currently required to file Form 4224 will be required to file new Form W-8ECI. These new withholding regulations generally are effective for payments of interest due after December 31, 2000, but Forms W-8, 1001 and 4224 filed before that date will continue to be effective until the earlier of December 31, 2000 or the current expiration date of those forms. Prospective investors are urged to consult their tax advisors about the effect of these new withholding regulations.

Definitive Securities

    The securities of a given series will be issued in fully registered, certificated form to owners of beneficial interests in a global security or their nominees rather than to DTC or its nominee, only

  . if the seller, the applicable trustee or indenture trustee or the administrator, as applicable, advises the trustee and indenture trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depositary with respect to the securities, and the seller, the applicable trustee or indenture trustee or the administrator are unable to locate a qualified successor,

  . if after the occurrence of an event of default under the related indenture or an event of default under the related sale and servicing agreement or pooling and servicing agreement, owners of beneficial interests in a global security representing in the aggregate more than 50% of the outstanding principal amount of the securities of that series advise the applicable trustee and indenture trustee through DTC participants in writing that the continuation of a book-entry system with respect to the securities through DTC is no longer in the best interest of those owners or

  . under any other circumstances specified in the prospectus supplement.

    Upon the occurrence of any of the events described in the immediately preceding paragraph, the applicable trustee and indenture trustee will be required to notify all owners of beneficial interests in a global security, through DTC participants, of the availability through DTC of securities in definitive registered form. Upon surrender by DTC of the definitive global securities representing the securities and instructions for re-registration, the applicable trustee and indenture trustee will reissue the securities in definitive registered form, and thereafter the applicable trustee and indenture trustee will recognize the holders of the definitive registered securities as securityholders.

    Payments or distributions of principal of, and interest on, the securities will be made by a paying agent directly to holders of securities in definitive registered form in accordance with the procedures set forth herein and in the related indenture or the related owner trust agreement. Payments or distributions on each Distribution Date and on the final scheduled
Distribution Date, as specified in the prospectus supplement, will be made to holders in whose names the definitive securities were registered at the close of business on the Record Date. Payments or distributions will be made by check mailed to the address of each securityholder as it appears on the register maintained by the applicable trustee or indenture trustee or by other means to the extent provided in the prospectus supplement. The final payment or distribution on any security, whether securities in definitive registered form or the security registered in the name of Cede & Co., however, will be made only upon presentation and surrender of the security at the office or agency specified in the notice of final payment or distribution to securityholders.

    Securities in definitive registered form will be transferable and exchangeable at the offices of the applicable trustee or indenture trustee, or at the offices of a transfer agent or registrar named in a notice delivered to holders of securities in definitive registered form, which shall initially be the applicable trustee or indenture trustee. No service charge will be imposed for any registration of transfer or exchange, but the applicable trustee, indenture trustee, transfer agent or registrar may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

List of Securityholders

    With respect to the notes of any series, the related indenture trustee will provide to the issuer and the administrator, if any,

  . not more than five days after the earlier of (a) each Record Date and
    (b) three months after the last Record Date, a list of the names and addresses of the holders of the related notes as of such Record Date and

  . at any other times that the issuer requests in writing, within 30 days after receipt by the related indenture trustee of the request, a list of the names and addresses of the holders of the related notes as of a date not more than ten days prior to the time the list is furnished.

    With respect to the certificates of any series, upon written request of the issuer, the related trustee will provide to the issuer and the administrator, if any, within 30 days after receipt of the issuer's request a list of the names and addresses of all certificateholders of record as of the most recent Record Date. Upon written request by three or more holders of the certificates of a given series or by holders of certificates evidencing not less than 25% of the aggregate outstanding principal amount of those certificates, the related trustee will afford the requesting certificateholders access during business hours to the current list of certificateholders for purposes of communicating with other certificateholders with respect to their rights under the related owner trust agreement or under the certificates.

    Neither the trust agreement or pooling and servicing agreement, as applicable, nor the indenture will provide for the holding of annual or other meetings of securityholders.

Statements to Securityholders

    With respect to each series of securities, on each Distribution Date the applicable trustee or indenture trustee will include with each payment or distribution to each securityholder a statement setting forth for that Distribution Date the following information (and any additional information so specified in the prospectus supplement):

  . the amount of the distribution on or with respect to each class of the securities allocable to principal;

  . the amount of the distribution on or with respect to each class of the securities allocable to interest;

  . the aggregate distribution amount for that Distribution Date;

  . the premiums payable to the related third-party insurer pursuant to the related financial guarantee insurance policy, if any, the balance of any fund or account with respect to any credit or liquidity enhancement on that Distribution Date, after giving effect to changes thereto on that Distribution Date and the amount to be deposited in the spread account, if any;

  . the number of, and aggregate amount of monthly principal and interest payments due on, the related receivables which are delinquent as of the end of the related Collection Period presented in 30-day increments;

  . the aggregate servicing fee paid to the servicer with respect to the related receivables for the related Distribution Date;

  . the amount available in the collection account for payment of the aggregate amount payable or distributable on the securities, the amount of the servicing fee, the amount of any principal or interest shortfall with respect to each class of securities and the amount required from any applicable insurer pursuant to the related insurance policy to pay any shortfall;

  . the aggregate amount of proceeds received by the servicer, net of recoverable out-of-pocket expenses, in respect of a receivable which is a Defaulted Receivable;

  . the number and net outstanding balance of receivables for which the related financed motor vehicle has been repossessed;

  . the Pool Balance; and

  . the amount remaining of any credit enhancement.

    DTC will supply these reports to securityholders in accordance with its procedures. Since owners of beneficial interests in a global security of a given series will not be recognized as securityholders of that series, DTC will not forward monthly reports to those owners. Copies of monthly reports may be obtained by owners of beneficial interests in a global security by a request in writing addressed to the trustee or indenture trustee, as applicable.

    Within a reasonable period of time after the end of each calendar year during the term of each issuer, but not later than the latest date permitted by law, the applicable trustee or indenture trustee and paying agent will furnish to each person who on any Record Date during that calendar year was a registered securityholder federal income tax returns. See "Material Federal Income Tax Consequences."

           Description of the Transfer and Servicing Agreements

    The following summary describes the material terms of

  . each sale and servicing agreement pursuant to which an issuer will purchase receivables from the seller and the servicer will agree to service those receivables, and

  . each administration agreement pursuant to which AmSouth Bank or another party specified in the prospectus supplement will undertake specified administrative duties with respect to an issuer.

Forms of the sale and servicing agreement and the administration agreement have been filed as exhibits to the registration statement of which this prospectus is a part. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of each applicable sale and servicing agreement and administration agreement and the prospectus supplement.

Sale and Assignment of the Receivables

    Sale and Assignment by AmSouth Bank. Prior to the issuance of a series of securities by the related issuer, pursuant to a receivables purchase agreement, AmSouth Bank and/or any affiliates specified in the prospectus supplement will sell and assign to the seller, without recourse, its entire interest in the receivables of the related receivables pool, including its security interest in the related financed motor vehicles, and proceeds thereof.

    Sale and Assignment by the Seller. Prior to the issuance of a series of securities by the related issuer, the seller will sell and assign to the applicable trustee of that issuer, without recourse, pursuant to the sale and servicing agreement, the seller's entire interest in the receivables of the related receivables pool, including its security interest in the related financed motor vehicles. Each receivable will be identified in a schedule appearing as an exhibit to the sale and servicing agreement. The trustee or indenture trustee will not independently verify the existence and qualification of any receivables. The trustee or indenture trustee in respect of the trust will, concurrently with the sale and assignment, execute, authenticate and deliver the definitive notes and/or certificates representing the related securities.

    Representations and Warranties of the Seller. Pursuant to each receivables purchase agreement, AmSouth Bank will represent to the seller, and the seller will assign the representations pursuant to the sale and servicing agreement to the issuer and the trustee, if any, for the benefit of holders of securities and any applicable insurer that:

  . each receivable to be included in the Issuer Property of an issuer contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security;

  . each receivable and the sale of the related financed motor vehicle at the time it was made complied in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Fair Credit Billing Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other consumer credit, equal opportunity and disclosure laws applicable to that receivable and sale;

  . each receivable constitutes the legal, valid and binding payment obligation in writing of the obligor, enforceable by the holder thereof in all respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights generally;

  . as of the Closing Date, each receivable was secured by a validly perfected first priority security interest in the financed motor vehicle in favor of AmSouth Bank as secured party or all necessary action with respect to the receivable has been taken to perfect a first priority security interest in the related financed motor vehicle in favor of AmSouth Bank as secured party, which security interest, in either case, is assignable and has been so assigned by AmSouth Bank to the seller and by the seller to the issuer;

  . as of the Closing Date, AmSouth Bank had good and marketable title to and was the sole owner of each receivable free of liens, claims, encumbrances and rights of others;

  . as of the Closing Date, there are no rights of rescission, offset, claim, counterclaim or defense, and AmSouth Bank has no knowledge of the same being asserted or threatened, with respect to any receivable;

  . as of the Cut-off Date, AmSouth Bank has not received notice that any obligor under a receivable has filed for bankruptcy, and to the best of AmSouth Bank's knowledge without any independent investigation, no obligor under a receivable is in bankruptcy or similar proceedings;

  . as of the Closing Date, AmSouth Bank has no knowledge that a default, breach, violation or event permitting acceleration under the terms of any receivable exists, and the seller has no knowledge that a continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any receivable exists, and the seller has not waived any of the foregoing;

  . each receivable requires that the obligor thereunder obtain comprehensive and collision insurance covering the financed motor vehicle;

  . no materially adverse selection procedures were utilized in selecting the receivables;

  . scheduled payments under each receivable have been applied in accordance with the method for allocating principal and interest set forth in the receivable;

  . there is only one original of each receivable in existence, and the original is being held by the servicer or its agent on behalf of the issuer and any applicable credit enhancement provider; and

  . each receivable and/or AmSouth Bank satisfies any additional conditions or requirements set forth in the prospectus supplement, as applicable.

    As of the last day of the Collection Period following the Collection Period or, if AmSouth Bank elects, the last day of the Collection Period, during which AmSouth Bank becomes aware or receives written notice from the applicable trustee, the servicer or any credit enhancement provider specified in the prospectus supplement that a receivable does not meet any of the criteria required by the receivables purchase agreement, and the failure materially and adversely affects the interests of the issuer, the securityholders or any applicable credit enhancement provider of the receivable, AmSouth Bank, unless it cures the failed criterion, will repurchase the receivable from the applicable trustee at the price specified in the prospectus supplement and, if applicable, all amounts due to any applicable credit enhancement provider. The repurchase obligation will constitute the sole remedy available to the securityholders or the applicable trustee for the failure of a receivable to meet any of the criteria set forth in the receivables purchase agreement.

The Collection Account and Eligible Investments

    With respect to each issuer, the servicer, trustee or the indenture trustee will establish and maintain one or more accounts, known collectively as the collection account, in the name of the related trustee or indenture trustee on behalf of the related securityholder into which all payments made on or with respect to the related receivables will be deposited. Funds in the collection account will be invested in Eligible Investments by the indenture trustee, acting at the direction of the servicer. Eligible Investments are limited to investments acceptable to each rating agency rating the applicable securities and which are consistent with the rating of those securities. Eligible Investments made with respect to the collection account will mature no later than the business day immediately preceding the next following Distribution Date and income from amounts on deposit in the collection account which are invested in Eligible Investments will be paid to the servicer monthly unless otherwise directed by the servicer.

Other Accounts

    Any other Issuer Accounts to be established with respect to an issuer will be described in the prospectus supplement. For any series of securities, funds in any related reserve account or any other Issuer Accounts as may be identified in the prospectus supplement will be invested in Eligible Investments as provided in the related sale and servicing agreement, pooling and servicing agreement or indenture.

Payments on Receivables

    With respect to each issuer, all collections on the receivables will be deposited into or credited to the collection account by the servicer within three business days of the receipt of payments from obligors or as specified in the prospectus supplement. Those collections will include the following:

  . amounts received with respect to the receivables in the related
    Collection Period representing monthly principal and interest payments;

  . full and partial prepayments;

  . the proceeds paid by any insurer under a comprehensive and collision insurance policy related to a receivable, other than funds used for the repair of the related financed vehicle or proceeds released to the related obligor in excess of the principal balance of the receivable, and all accrued interest thereon and all other amounts due thereunder, after reimbursement to the servicer of expenses recoverable under that insurance policy;

  . with respect to any receivable that becomes a Defaulted Receivable, the amount received by the servicer in respect of that receivable during or after the Collection Period in which that receivable becomes a Defaulted Receivable, excluding Liquidation Expenses with respect to that receivable.

  . any amounts deposited by AmSouth Bank in the collection account to repurchase receivables because of material defects in documents related to the receivables or breaches of representations or warranties regarding the receivables made by AmSouth Bank in the receivables purchase agreement that materially and adversely affect the interests of the securityholders, the issuer or any applicable credit enhancement provider;

  . any amounts deposited by the servicer in the collection account to purchase receivables as to which the servicer has breached its servicing covenants in a manner that materially and adversely affect the interests of the securityholders, the issuer or any applicable credit enhancement provider;

  . any amounts deposited by the seller or servicer into the collection account as a result of that entity exercising its right under limited circumstances to purchase all or a portion of the receivables; and

  . any other amounts specified in the prospectus supplement.

Payments and Distributions on the Securities

    With respect to each series of securities, beginning on the Distribution Date specified in the prospectus supplement, payments and distributions of principal of and interest on or, where applicable, of principal or interest only, each class of securities entitled thereto will be made by the applicable indenture trustee to the noteholders and by the applicable trustee to the certificateholders of that series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments and distributions to each class of securities of the series will be set forth in the prospectus supplement.

    With respect to each issuer, on each Distribution Date collections on the related receivables will be withdrawn from the related collection account and will be paid and distributed to the securityholders as provided in the prospectus supplement. Credit enhancement will be available to cover any shortfalls in the amount available for payment or distribution to the securityholders on that Distribution Date to the extent specified in the prospectus supplement. If specified in the prospectus supplement, payments or distributions in respect of one or more classes of securities of the applicable series may be subordinate to payments or distributions in respect of one or more other classes of securities of that series.

Credit and Cash Flow Enhancement

    The amounts and types of credit and cash flow enhancement arrangements, if any, and the provider thereof, if applicable, with respect to each class of securities of a given series, will be set forth in the prospectus supplement. If and to the extent provided in the prospectus supplement, credit and cash flow enhancement with respect to an issuer or any class or classes of securities may include any one or more of the following: a surety bond or financial guarantee insurance policy provided by a third-party insurer, subordination of one or more classes of securities to one or more other classes of securities, a reserve fund, a spread account, a yield maintenance account, overcollateralization, letters of credit, credit or liquidity facilities, guarantees on the securities, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, cash deposits, other agreements or arrangements with respect to third party payments, or other support as may be described in the prospectus supplement or any combination of the foregoing. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of securities may cover one or more other classes of securities of the same series, and credit or cash flow enhancement for a series of securities may cover one or more other series of securities.

    The presence of credit enhancement for the benefit of any class or series of securities is intended to enhance the likelihood of receipt by the securityholders of that class or series of the full amount of principal and interest due thereon and to decrease the likelihood that those securityholders will experience losses. Any form of credit enhancement will have limitations and exclusions from coverage thereunder, which will be described in the prospectus supplement. The credit enhancement for a class or series of securities will not provide protection against all risks of loss and may not guarantee repayment of the entire principal balance and interest thereon. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, securityholders of any class or series will bear an allocable share of deficiencies, as described in the prospectus supplement. In addition, if a form of credit enhancement covers more than one class or series of securities, securityholders of any given class will be subject to the risk that the credit enhancement will be exhausted by the claims of securityholders of other classes or series.

Insurance on Financed Motor Vehicles

    Each obligor on a receivable will be contractually required to maintain insurance covering physical damage to the obligor's financed motor vehicle in an amount not less than the lesser of its maximum insurable value or the unpaid principal balance under the receivable. AmSouth Bank will be required to be named as loss payee under the policy of insurance obtained by the obligor. Each financed motor vehicle will be required to be insured against loss and damage due to fire, theft, transportation, collision and other risks covered by comprehensive coverage. Since obligors may choose their own insurers to provide the required coverage, the specific terms and conditions of their policies vary.

Servicer Reports

    The servicer will perform monitoring and reporting functions for the applicable trustee, indenture trustee, if any, and any insurer, including the preparation and delivery on a specified periodic date set forth in the related sale and servicing agreement of a statement setting forth the amounts on deposit in the collection account, the sources of those amounts and the amounts to be paid to securityholders. The statement will also include information regarding the receivables, including the number and outstanding principal balance of all Defaulted Receivables and the number of receivables purchased by the servicer or repurchased by the seller.

Purchase of Receivables Upon a Breach of Representations

    AmSouth Bank will be required to repurchase receivables, at a price equal to the amount of principal plus accrued interest on the receivables calculated in accordance with the servicer's customary practice, in the event that representations and warranties regarding the receivables made by AmSouth Bank are incorrect in any manner that materially and adversely affects the interest of the securityholders, the applicable issuer or any applicable insurer in the receivable. Additionally, the servicer will be required to purchase receivables, at a price equal to the amount of principal plus accrued interest on the receivables calculated in accordance with the servicer's customary practice, as to which the servicer has breached its servicing covenants in any manner that materially and adversely affects the interest of the securityholders, the applicable issuer or any applicable insurer.

Servicing Fee

    The servicer will be entitled to compensation for the performance of its obligations under each sale and servicing agreement. If specified in the prospectus supplement, the servicer will be entitled to receive on each Distribution Date a servicing fee in an amount equal to the product of (1) one-twelfth of a specified percentage per annum set forth in the prospectus supplement multiplied by (2) the Pool Balance as of the end of the Collection Period preceding the related Collection Period or, in the case of the first Distribution Date, the Original Pool Balance. If specified in the prospectus supplement, the servicer or its designee shall be entitled to retain, as additional compensation, all late payment charges, extension fees, prepayment penalties and similar items paid in respect of the receivables. The servicer or its designee may also be entitled to receive as servicing compensation, reinvestment earnings on Eligible Investments. The servicer shall pay all expenses incurred by it in connection with its servicing activities under the sale and servicing agreement and will not be entitled to reimbursement of its expenses except to the extent they constitute Liquidation Expenses or expenses recoverable under an applicable insurance policy.

Waivers and Extensions

    Each sale and servicing agreement will require the servicer to use its best efforts to collect all payments called for and due under the terms and provisions of the related receivables held by each issuer. Subject to any limitations set forth in the prospectus supplement, the servicer, consistent with its normal procedures, will be permitted, in its discretion, to

  . waive any late payment charges in connection with delinquent payments on a receivable,

  . waive any prepayment charges,

  . grant an extension in order to work out a default or an impending default in accordance with the servicer's customary practice; provided that the final maturity date of a receivable may not be extended past the month preceding the final maturity date of the class of securities having the latest final maturity date, or

  . take any other action specified in the prospectus supplement.

Advances

    If and to the extent specified in the prospectus supplement, the servicer may be required to advance monthly payments of interest or monthly payments of principal and interest in respect of a delinquent receivable or servicer approved deferrals of monthly payments that the Servicer, in its sole discretion, expects to receive from subsequent payments on or with respect to such receivable or from other receivables. The servicer shall be entitled to reimbursement of advances from subsequent payments on or with respect to the receivables to the extent described in the prospectus supplement.

Realization Upon Defaulted Receivables

    The servicer will liquidate any receivable with respect to which a default has occurred and such receivable continues to be in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. A liquidation may occur through repossession or sale of the financed motor vehicle securing the applicable receivable or otherwise. In connection with a repossession or other conversion, the servicer will follow the normal and usual procedures adopted by holders of motor vehicle retail installment sales receivables. In this regard, the servicer may sell the financed motor vehicle at an auction or other public or private sale, and may take any other action permitted by applicable law.

Evidence as to Compliance

    Each sale and servicing agreement will provide that a firm of independent public accountants will annually furnish to the related trustee, indenture trustee and, if applicable, the related insurer, a statement as to compliance by the servicer during the preceding twelve months or, in the case of the first statement, from the applicable Closing Date, with specified standards relating to the servicing of the applicable receivables, the servicer's accounting records and computer files with respect thereto and other matters.

    Each sale and servicing agreement will also provide for annual delivery to the related trustee, indenture trustee and, if applicable, the related insurer, of a certificate signed by an authorized officer of the servicer stating that the servicer has fulfilled its obligations under the sale and servicing agreement throughout the preceding twelve months or, in the case of the first certificate, from the Closing Date or, if there has been a default in the fulfillment of any obligation, describing the default. The servicer will also give the related trustee, indenture trustee and, if applicable, the related insurer, notice of any events of termination of the servicer under the related sale and servicing agreement.

    Copies of the statements and certificates described above may be obtained by securityholders by a request in writing addressed to the applicable trustee or indenture trustee.

Material Matters Regarding the Servicer

    Each sale and servicing agreement will provide that the servicer may not resign from its obligations and duties as servicer thereunder except upon determination that the servicer's performance of its duties is no longer permissible under applicable law. No resignation of the servicer will become effective until the related trustee, indenture trustee or a successor servicer has assumed the servicer's servicing obligations and duties under the sale and servicing agreement. The servicer is permitted to delegate any and all of its servicing duties to any of its affiliates or other third parties, provided that the servicer will remain obligated and liable for servicing the receivables as if the servicer alone were servicing the receivables. See "--The Trustee and Indenture Trustee."

    Each sale and servicing agreement will further provide that neither the servicer nor any of its directors, officers, employees and agents will be under any liability to the related issuer or the related securityholders for taking any action or for refraining from taking any action pursuant to the sale and servicing agreement or for errors in judgment; provided, however, that neither the servicer nor any other person described above will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. In addition, the sale and servicing agreement or pooling and servicing agreement will provide that the servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the servicer's servicing responsibilities under the sale and servicing agreement and that, in its opinion, may cause it to incur any expense or liability. The servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of the sale and servicing agreement and the rights and duties of the parties thereto and the interests of the securityholders thereunder. Any indemnification or reimbursement of the servicer could reduce the amount otherwise available for distribution to securityholders.

    Any corporation into which the servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the servicer is a party or any corporation succeeding to the business of the servicer, or, with respect to the servicer's obligation as the servicer, will be the successor of the servicer under the sale and servicing agreement.

Defaults by the Servicer

    A default by the servicer under the sale and servicing agreement may include any of the following:

  . any failure by the servicer to deposit in or credit to the collection account any amount required to be so deposited or credited, which failure continues unremedied for five business days after discovery by the servicer or receipt by the servicer of written notice from the applicable trustee or indenture trustee, or, if applicable, the related credit enhancement provider;

  . any failure by the servicer or the seller duly to observe or perform in any material respect any other covenants or agreements of the servicer or the seller in the sale and servicing agreement or pooling and servicing agreement, which failure materially and adversely affects the rights of securityholders or the applicable trustee or indenture trustee, or, if applicable, the related credit enhancement provider, and which continues unremedied for 60 days after the seller, the issuer or the servicer has knowledge of the failure or the giving of written notice of the failure (A) to the servicer or the seller, as the case may be, by the applicable trustee or indenture trustee, or, if applicable, the related credit enhancement provider or (B) to the servicer or the seller, as the case may be, and to the applicable trustee or indenture trustee by holders of securities evidencing not less than 25% in principal amount of those securities, acting together as a single class, or, if applicable, the related credit enhancement provider, or, for a longer period, not to exceed 120 days, as may be reasonably necessary to remedy the default, if the default is capable of remedy within 120 days and the servicer or seller, as applicable, delivers an officer's certificate to the trustee and indenture trustee and credit enhancement provider, if any, that the seller or servicer has commenced or will promptly commence and will diligently pursue all reasonable efforts to remedy the default;

  . specified events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and actions by the servicer or seller indicating its insolvency, reorganization pursuant to bankruptcy or similar proceedings or inability to pay its obligations as they become due;

  . if applicable, the reasonable determination by a credit enhancement provider, if any, that the quality of performance of the servicer is not in compliance with either the terms of the sale and servicing agreement or the pooling and servicing agreement, as applicable, or that the servicer's performance is not adequate, as measured in accordance with industry standards, in respect of all motor vehicle receivables serviced by the servicer; and

  . any other event specified in the prospectus supplement.

Rights Upon Default by the Servicer

    Matters relating to the termination of the related servicer's rights and obligations and the waiver of any defaults by the related servicer under the related sale and servicing agreement will be as described in the accompanying prospectus supplement under "Description of the Transfer and Servicing Agreements--Default by the Servicer; Rights Upon Default by the Servicer."

Obligations of the Trustee or Indenture Trustee

    With respect to each issuer, the applicable trustee or indenture trustee will be under no obligation to exercise any of the issuers or powers vested in it by the sale and servicing agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the securityholders, unless those securityholders have offered to the trustee or indenture trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. No securityholder will have any right under the sale and servicing agreement, trust agreement or indenture to institute any proceeding with respect thereto, unless the securityholder previously has given to the trustee or indenture trustee, as applicable, written notice of default and unless

  . holders of notes of the related series evidencing not less than 25% of the principal amount of those notes then outstanding and

  . holders of certificates of the related series evidencing not less than 25% of the principal amount of those certificates then outstanding, in either case with the consent of the related credit enhancement provider, if any, have made written request upon the trustee or indenture trustee to institute a proceeding in its own name as trustee or indenture trustee thereunder and have offered to the trustee or indenture trustee reasonable indemnity and the trustee or indenture trustee for 30 days has neglected or refused to institute any proceedings.

    Notwithstanding any other provisions in this Indenture, each noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on their note on or after the respective due dates thereof expressed in such note or the Indenture or, in the case of redemption, on or after the date of redemption, and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the noteholder.

Amendment

    Each of the sale and servicing agreement and the administration agreement may be amended by the parties thereto with the consent of the related credit enhancement provider, if any, but without the consent of the related securityholders, to cure any ambiguity, correct or supplement any provisions therein which may be inconsistent with any other provisions therein, or add any other provisions with respect to matters or questions arising thereunder which are not inconsistent with the provisions of the sale and servicing agreement and the administration agreement; provided that any action will not materially and adversely affect the interest of any of the securityholders. Any amendment will be deemed not to materially and adversely affect the interest of any securityholder if the person requesting the amendment obtains (1) a letter from each rating agency rating the applicable securities to the effect that the amendment would not result in a downgrading or withdrawal of the ratings then assigned to the applicable securities by that rating agency and (2) the consent of the related credit enhancement provider, if any.

    The sale and servicing agreement and the administration agreement may also be amended by the parties thereto with the consent of

  . subject to the rights, if any, of the applicable credit enhancement provider as described in the prospectus supplement, the holders of notes of the related series evidencing not less than a majority of the principal amount of those notes then outstanding, acting together as a single class and

  . the holders of certificates of the related series evidencing not less than a majority of the principal amount of those certificates then outstanding, acting together as a single class, and in either case with the consent of the related credit enhancement provider, if any, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the sale and servicing agreement, the trust agreement or the administration agreement or of modifying in any manner the rights of the related noteholders or certificateholders; provided, however, that no amendment may

  . increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related receivables or distributions that are required to be made for the benefit of the noteholders or certificateholders,

  . reduce the aforesaid percentage of the notes or certificates of any series which are required to consent to any amendment, without the consent of the holders of all the outstanding notes or certificates, as the case may be, of that series or

  . result in a taxable event to any of the securityholders for federal income tax purposes or result in the issuer being taxable as a corporation for federal income tax purposes.

    It is intended that the issuer will not constitute a separate entity for federal income tax purposes during the time that the seller holds the entire equity interest in the issuer; provided, however, that at any time that equity interests in the issuer are held by more than one holder, the sale and servicing agreement and the administration agreement may be amended, as necessary and in accordance with the preceding paragraph, to reflect the appropriate treatment of the issuer as a partnership for federal income tax purposes. See "Material Federal Income Tax Consequences" below.

Termination

    With respect to each issuer, the obligations of the seller, the servicer, the trustee and indenture trustee pursuant to the sale and servicing agreement and the administration agreement will terminate upon the earlier of

  . the maturity or other liquidation of the last related receivable and the disposition of any amounts received upon liquidation of any remaining receivables or other assets that are part of the related Issuer Property and

  . (a) the payment to noteholders and certificateholders of the related series of all amounts required to be paid to them pursuant to the sale and servicing agreement, the pooling and servicing agreement and the administration agreement and the disposition of all property held as part of the related issuer, (b) if applicable, the termination of the related insurance policy in accordance with its terms and the surrender of the insurance policy to the related insurer for cancellation, (c) the payment of all amounts owed to the trustee or indenture trustee under the sale and servicing agreement, the administration agreement and the indenture and (d) if applicable, the payment of all amounts owed to any credit enhancement provider.

    To the extent specified in the prospectus supplement, in order to avoid excessive administrative expense, the seller, the servicer or other entity specified in the prospectus supplement will be permitted at its option to purchase the remaining receivables and other property included in the Issuer Property of an issuer on any Distribution Date as of which the related Pool Balance, after giving effect to the principal payments and distributions otherwise to be made on that Distribution Date, has declined to the percentage of the Original Pool Balance specified in the prospectus supplement at a price equal to the aggregate of the outstanding principal amounts of the receivables, plus accrued interest, calculated in accordance with the servicer's customary practice, thereof as of the end of the preceding Collection Period, provided that such price is sufficient to redeem each security issued by such issuer at a redemption price equal to its outstanding principal amount plus accrued and unpaid interest at the applicable interest rate. In no event will any noteholders or certificateholders or the related issuer be subject to any liability to the entity purchasing the receivables as a result of or arising out of that entity's purchase of the receivables.

    As more fully described in the prospectus supplement, any outstanding notes of the related issuer will be redeemed concurrently with either of the events specified in the two preceding paragraphs, and the subsequent distribution to the related certificateholders, if any, of all amounts required to be distributed to them pursuant to the applicable trust agreement will effect early retirement of the certificates of that series. The applicable trustee or indenture trustee will give written notice of termination to each securityholder of record. The final payment or distribution to any securityholder will be made only upon surrender and cancellation of the securityholder's security at an office or agency of the applicable trustee or indenture trustee specified in the notice of termination. The applicable trustee or indenture trustee will return, or cause to be returned, any unclaimed funds to the issuer.

The Trustee and Indenture Trustee

    With respect to each issuer, neither the trustee nor the indenture trustee will make any representations as to the validity or sufficiency of the related sale and servicing agreement, the related administration agreement, the related indenture, the securities or any related receivables or related documents. As of the applicable Closing Date, neither the applicable trustee nor the indenture trustee will have examined the receivables. If no event of default has occurred under the indenture, the trustee and indenture trustee will be required to perform only those duties specifically required of it under the related sale and servicing agreement, the trust agreement, the related administration agreement or the related indenture, as applicable. Generally, those duties are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the trustee or indenture trustee under the related sale and servicing agreement, the related pooling and servicing agreement, the related administration agreement, the related indenture, as applicable, the making of payments or distributions to securityholders in the amounts specified in certificates provided by the servicer and, if applicable, drawing on the related insurance policy if required to make payments or distributions to securityholders.

    Each trustee and indenture trustee, and any of their affiliates, may hold securities in their own names. In addition, for the purpose of meeting the legal requirements of local jurisdictions, each trustee and indenture trustee, in some circumstances, acting jointly with the servicer, will have the power to appoint co-trustees or separate trustees of all or any part of the related Issuer Property. In the event of the appointment of co-trustees or separate trustees, all rights, powers, duties and obligations conferred or imposed upon the trustee or indenture trustee by the related sale and servicing agreement, the related administration agreement, the related indenture, as applicable, will be conferred or imposed upon the trustee or indenture trustee and the separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee or indenture trustee is incompetent or unqualified to perform specified acts, singly upon the separate trustee or co-trustee who will exercise and perform any rights, powers, duties and obligations solely at the direction of the trustee or indenture trustee.

    Each applicable trustee and indenture trustee may resign at any time, in which event a successor trustee will be appointed pursuant to the terms of the related sale and servicing agreement, the related administration agreement, the related indenture, as applicable. Each applicable trustee and indenture trustee may be removed if it ceases to be eligible to continue in its capacity under the related sale and servicing agreement, the related pooling and servicing agreement, the related administration agreement, the related indenture, as applicable, or if the trustee or indenture trustee becomes insolvent. Any resignation or removal of the trustee or indenture trustee and appointment of a successor will not become effective until acceptance of the appointment by the successor trustee.

    Each applicable trustee and indenture trustee will be entitled to a fee which will be payable by the servicer either on an annual basis or any other basis specified in the prospectus supplement. The related sale and servicing agreement, the related administration agreement, the related indenture, as applicable, will further provide that the trustee and indenture trustee will be entitled to indemnification by the servicer for, and will be held harmless against, any loss, liability or expense incurred by the trustee or indenture trustee not resulting from the trustee's or indenture trustee's own willful misfeasance, bad faith or negligence or by reason of breach of any of their respective representations or warranties set forth in the related sale and servicing agreement, the related pooling and servicing agreement, the related administration agreement, the related indenture, as applicable.

    AmSouth Bank and the seller may maintain other banking relationships with each applicable trustee and indenture trustee in the ordinary course of business.

Description of the Administration Agreement

    AmSouth Bank or another party specified in the prospectus supplement, in its capacity as administrator, may enter into an administration agreement, which may be amended and supplemented from time to time, with the issuer and the related indenture trustee pursuant to which the administrator will agree, to the extent provided in the administration agreement, to provide the notices and to perform other administrative obligations required by the related indenture. With respect to any issuer, as compensation for the performance of the administrator's obligations under the applicable administration agreement and as reimbursement for its expenses related thereto, the administrator will be entitled to a monthly administration fee in an amount to be set forth in the prospectus supplement. Any administration fee will be paid by the servicer.

                       Description of the Indenture

    The following summary describes the material terms of each indenture pursuant to which the notes of a series, if any, will be issued. A form of indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of each applicable indenture and the prospectus supplement.

Modification of Indenture

    The issuer and the indenture trustee may, subject to the rights, if any, of the applicable insurer described in the prospectus supplement, with the consent of the noteholders of the related series evidencing not less than a majority of the principal amount of those notes then outstanding acting as a single class, and with the consent of the related insurer, if any, execute a supplemental indenture for the purpose of adding provisions to, changing in any manner or eliminating any provisions of, the related indenture, or modifying (except as provided below) in any manner the rights of the related noteholders.

    With respect to the notes of a given series, without the consent of the holder of each outstanding note affected thereby, no supplemental indenture will:

  . change the due date of any installment of principal of, or interest on, any note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment or the coin or currency in which any note or any interest thereon is payable;

  . impair the right to institute suit for the enforcement of specified provisions of the related indenture regarding payment;

  . reduce the percentage of the aggregate amount of the outstanding notes of the series, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with specified provisions of the related indenture or of defaults thereunder and their consequences as provided for in the indenture;

  . modify or alter the provisions of the related indenture regarding the voting of notes held by the applicable issuer, any other obligor on the notes, the seller or an affiliate of any of them;

  . reduce the percentage of the aggregate outstanding amount of the notes, the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the receivables if the proceeds of the sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding notes of the series;

  . decrease the percentage of the aggregate principal amount of the notes required to amend the sections of the related indenture which specify the applicable percentage of aggregate principal amount of the notes of the series necessary to amend the indenture or the other related agreements;

  . permit the creation of any lien ranking prior to or pari passu with the lien of the related indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any collateral or deprive the holder of any note of the security afforded by the lien of the indenture;

  . result in a taxable event to any noteholder for federal income tax purposes; or

  . to the extent provided in the prospectus supplement, add provisions to, change in any manner or eliminate any provisions of, the related indenture, or modify in any manner the rights of the related noteholders, relating to any other matters specified in the prospectus supplement.

    The related issuer and the applicable indenture trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders of the related series but with the consent of the related insurer, if any, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related indenture or of modifying in any manner the rights of those noteholders; provided that

  . the action will not (a) as evidenced by an opinion of counsel, materially and adversely affect the interest of any noteholder or (b) as confirmed by each rating agency rating the notes of the related series, cause the then current rating assigned to any class of notes to be withdrawn or reduced and

  . an opinion of counsel as to applicable tax matters is delivered.

Events of Default Under the Indenture; Rights Upon Event of Default

    With respect to the notes of a given series, an event of default under the related indenture may consist of:

  . a default for five days or more in the payment of any interest on any note of that series;

  . a default in the payment of the principal of, or any installment of the principal of, any note of that series when the same becomes due and payable;

  . a default in the observance or performance of any covenant or agreement of the applicable issuer made in the related indenture and the continuation of any default for a period of 30 days after notice thereof is given to the issuer by the applicable indenture trustee or, if applicable, the related insurer, or to the issuer and the indenture trustee by the holders of at least 25% of the principal amount of the notes of that series then outstanding acting together as a single class;

  . any representation or warranty made by the issuer in the related indenture or in any certificate delivered pursuant thereto or in connection therewith was incorrect in any material respect as of the time made, and that breach has not been cured within 30 days (or a longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default, if the default is capable of remedy within 90 days or less and the servicer on behalf of the trustee delivers an officer's certificate to the indenture trustee to the effect that the issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy the default) after notice thereof is given to the issuer by the applicable indenture trustee or, if applicable, the related insurer, or to the issuer, the related insurer, if any, and the indenture trustee by the holders of at least 25% of the principal amount of the notes of that series then outstanding acting together as a single class;

  . specified events of bankruptcy, insolvency, receivership or liquidation of the applicable issuer; or

  . other events, if any, set forth in the prospectus supplement.

    The failure to pay principal on a class of notes generally will not result in the occurrence of an event of default under the indenture until the final scheduled Distribution Date for that class of notes.

    With respect to each series that includes notes, the rights and remedies of the related indenture trustee, the related holders of the notes and the related insurer, if any, will be described in the prospectus supplement.

Material Covenants

    Each indenture will provide that the related issuer may not consolidate with or merge into any other entity, unless:

  . the entity formed by or surviving any consolidation or merger is organized under the laws of the United States, any state thereof or the District of Columbia;

  . the entity expressly assumes the issuer's obligation to make due and punctual payments on the notes of the related series and the performance or observance of every agreement and covenant of the issuer under the indenture;

  . no event of default under the indenture shall have occurred and be continuing immediately after the merger or consolidation;

  . the issuer has been advised that the ratings of the securities of the applicable series then in effect would not be reduced or withdrawn by any rating agency as a result of the merger or consolidation;

  . the issuer has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the issuer or to any holder of the securities of the issuer; and

  . any other conditions specified in the prospectus supplement have been satisfied.

    Additionally, the related indenture will provide that each issuer will not, among other things:

  . except as expressly permitted by the applicable indenture, the applicable sale and servicing agreement, the applicable pooling and servicing agreement, the applicable owner trust agreement, the applicable administration agreement or the other related documents with respect to the issuer, sell, transfer, exchange or otherwise dispose of any of the assets of the issuer;

  . claim any credit on or make any deduction from the principal and interest payable in respect of the notes of the related series (other than amounts withheld under the Internal Revenue Code of 1986, as amended, or applicable state law) or assert any claim against any present or former holder of the notes because of the payment of taxes levied or assessed upon the issuer;

  . dissolve or liquidate in whole or in part;

  . permit the validity or effectiveness of the related indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the indenture except as may be expressly permitted thereby;

  . permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the issuer or any part thereof, or any interest therein or the proceeds thereof; or

  . incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related notes and the related indenture, or otherwise in accordance with the related documents with respect to the issuer.

Annual Compliance Statement

    Each issuer will be required to file annually with the related indenture trustee a written statement as to the fulfillment of its obligations under the indenture.

Indenture Trustee's Annual Report

    The indenture trustee for each issuer will be required to mail each year to all related noteholders a brief report setting forth the following:

  . its eligibility and qualification to continue as indenture trustee under the related indenture;

  . if the related indenture requires the indenture trustee to make advances, any amount advanced by it under the indenture;

  . the amount, interest rate and maturity date of any indebtedness owing by the issuer to the applicable indenture trustee in its individual capacity;

  . the property and funds physically held by the indenture trustee in its capacity as indenture trustee; and

  . any action taken by it that materially affects the related notes and that has not been previously reported.

Satisfaction and Discharge of Indenture

    An indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the related indenture trustee for cancellation of all the related notes or, subject to specified limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all of the notes.

The Indenture Trustee

    Additional matters relating to the indenture trustee are described under "Description of the Transfer and Servicing Agreements--The Trustee and Indenture Trustee."

                 Material Legal Aspects of the Receivables

Rights in the Receivables

    The transfer of the receivables by AmSouth Bank to the seller, and by the seller to the applicable issuer, and the pledge thereof to an indenture trustee, if any, the perfection of the security interests in the receivables and the enforcement of rights to realize on the related financed motor vehicles as collateral for the receivables are subject to a number of federal and state laws, including the Uniform Commercial Code and certificate of title act as in effect in various states. The servicer and the seller will take the actions described below to perfect the rights of the applicable trustee and the indenture trustee in the receivables.

    Under each sale and servicing agreement or indenture, as applicable, the servicer or a subservicer may be appointed by the applicable trustee or indenture trustee to act as the custodian of the receivables. The servicer or a subservicer, as the custodian, will have physical possession of the receivables. While the receivables will not be physically marked to indicate the ownership interest thereof by the issuer, appropriate UCC-1 financing statements reflecting the sale and assignment of the receivables by AmSouth Bank to the seller and by the seller to the issuer will be filed to perfect that interest and give notice of the issuer's ownership interest in, and the indenture trustee's security interest in, the receivables. If, through inadvertence or otherwise, any of the receivables were sold or pledged to another party who purchased the receivables in the ordinary course of its business and took possession of the receivables, the purchaser would acquire an interest in the receivables superior to the interests of the issuer and the indenture trustee if the purchaser acquired the receivables for value and without actual knowledge of the issuer's and the indenture trustee's interests in the receivables which could cause investors to suffer losses on their securities.

    Generally, the rights held by assignees of the receivables, including without limitation the issuer and the indenture trustee, will be subject to

  . all the terms of the contracts related to or evidencing the receivable and

  . any other defense or claim of the obligor against the assignor of such receivable which accrues before the obligor receives notification of the assignment. Because it is not anticipated that any of the obligors would receive notice of the assignment of any of the receivables, the issuer and the indenture trustee, if any, will be subject to defenses or claims of the obligor against the assignor even if such claims are unrelated to the receivable.

Security Interests in the Financed Motor Vehicles

    Obtaining Security Interests in Financed Motor Vehicles. In all states in which the receivables have been originated, retail installment sales receivables such as the receivables evidence the credit sale of automobiles and/or light-duty trucks by dealers to consumers. The receivables also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable Uniform Commercial Code. Perfection of security interests in the vehicles is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In most states, a security interest in an automobile or a light-duty truck is perfected by obtaining the certificate of title to the financed motor vehicle or the notation of the secured party's lien on the vehicle's certificate of title. AmSouth Bank will warrant to the related seller in the receivables purchase agreement that AmSouth Bank has taken all steps necessary to obtain a perfected first priority security interest with respect to all financed motor vehicles securing the receivables and that the security interest has been assigned to the issuer. If AmSouth Bank fails, because of clerical errors or otherwise, to effect or maintain the notation of the security interest on the certificate of title relating to a financed motor vehicle, the issuer may not have a first priority security interest in that financed motor vehicle.

    If AmSouth Bank did not take the steps necessary to cause the security interest of AmSouth Bank to be noted on the certificate of title for a financed vehicle until after 20 days after the date such security interest was created and the related obligor was insolvent on the date such steps were taken, the perfection of such security interest may be avoided as a preferential transfer under bankruptcy law if the obligor under the related receivables becomes the subject of a bankruptcy proceeding commenced within 90 days of the date of such perfection, in which case AmSouth Bank, and subsequently, the issuer and the indenture trustee, if any, would be treated as an unsecured creditor of such obligor.

    Perfection of Security Interests in Financed Motor Vehicles. AmSouth Bank will sell the receivables and assign its security interest in each financed motor vehicle to the seller. The seller will sell the receivables and assign the security interest in each financed motor vehicle to the related issuer. However, because of the administrative burden and expense, the servicer, the seller and the issuer will not amend any certificate of title to identify the issuer as the new secured party on the certificates of title relating to the financed motor vehicles. Accordingly, AmSouth Bank will continue to be named as the secured party on the certificates of title relating to the financed motor vehicles. In most states, assignments such as those under the receivables purchase agreement and the sale and servicing agreement relating to each issuer, together with a perfected security interest in the related financed vehicles, is an effective conveyance of the security interests in the financed vehicles without amendment of the lien noted on the related certificate of title, and the new secured party succeeds to the assignor's rights as the secured party. However, there exists a risk in not identifying the related issuer as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the issuer could be released or primed.

    In the absence of fraud, forgery or neglect by the financed motor vehicle owner or administrative error by state recording officials, notation of the lien of AmSouth Bank generally will be sufficient to protect the related issuer against the rights of subsequent purchasers of a financed motor vehicle or subsequent lenders who take a security interest in a financed motor vehicle. If there are any financed motor vehicles as to which AmSouth Bank has failed to perfect the security interest assigned to the related issuer, that security interest would be subordinate to, among others, subsequent purchasers of the financed motor vehicles and holders of perfected security interests.

    Under the laws of most states, the perfected security interest in a financed motor vehicle would continue for four months after a vehicle is moved to a state other than the state in which it is initially registered and thereafter until the vehicle owner re-registers the vehicle in the new state. A majority of states require surrender of a certificate of title to re-register a vehicle. Therefore, the servicer will provide the department of motor vehicles or other appropriate state or county agency of the state of relocation with the certificate of title so that the owner can effect the re-registration. If the financed motor vehicle owner moves to a state that provides for notation of a lien on the certificate of title to perfect the security interests in the financed motor vehicle, absent clerical errors or fraud, AmSouth Bank would receive notice of surrender of the certificate of title if its lien is noted thereon. Accordingly, the secured party will have notice and the opportunity to re-perfect the security interest in the financed motor vehicle in the state of relocation. If the financed motor vehicle owner moves to a state which does not require surrender of a certificate of title for registration of a motor vehicle, re-registration could defeat perfection. In the ordinary course of servicing its portfolio of motor vehicle installment sales receivables, AmSouth Bank takes steps to effect re-perfection upon receipt of notice of registration or information from the obligor as to relocation. Similarly, when an obligor under a receivable sells a financed motor vehicle, the servicer must provide the owner with the certificate of title, or the servicer will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related receivable before release of the lien. Under each sale and servicing agreement, the servicer, at its expense, will be obligated to take appropriate steps to maintain the continuous notation of AmSouth Bank as the lienholder on the certificate of title in the financed motor vehicle.

    Under the laws of most states, statutory liens such as liens for unpaid taxes, liens for towing, storage and repairs performed on a motor vehicle, motor vehicle accident liens and liens arising under various state and federal criminal statutes take priority over a perfected security interest in a financed motor vehicle. The Internal Revenue Code also grants priority to federal tax liens over the lien of a secured party. The laws of most states and federal law permit the confiscation of motor vehicles by governmental authorities under some circumstances if used in or acquired with the proceeds of unlawful activities, which may result in the loss of a secured party's perfected security interest in a confiscated vehicle. With respect to each issuer, the seller will represent in each sale and servicing agreement that, as of the initial issuance of the securities of the related series, no state or federal liens exist with respect to any financed motor vehicle securing payment on any related receivable. However, liens could arise, or a confiscation could occur, at any time during the term of a receivable. It is possible that no notice will be given to the servicer in the event that a lien arises or a confiscation occurs, and any lien arising or confiscation occurring after the related Closing Date would not give rise to AmSouth Bank's repurchase obligations under the related receivables purchase agreement.

Repossession

    In the event of a default by an obligor, the holder of the related retail installment sales receivable has all the remedies of a secured party under the Uniform Commercial Code, except as specifically limited by other state laws. Among the Uniform Commercial Code remedies, the secured party has the right to repossess a financed vehicle by self-help means, unless that means would constitute a breach of the peace or is otherwise limited by applicable state law. Unless a financed vehicle is voluntarily surrendered, self-help repossession is accomplished simply by retaking possession of the financed vehicle. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the financed vehicle must then be recovered in accordance with that order. In some jurisdictions, the secured party is required to notify the obligor of the default and the intent to repossess the collateral and to give the obligor a time period within which to cure the default prior to repossession. Generally, this right to cure may only be exercised on a limited number of occasions during the term of the related receivable. Other jurisdictions permit repossession without prior notice if it can be accomplished without a breach of the peace (although in some states, a course of conduct in which the creditor has accepted late payments has been held to create a right by the obligor to receive prior notice). In many states, after the financed vehicle has been repossessed, the obligor may reinstate the related receivable by paying the delinquent installments and other amounts due.

Notice of Sale; Redemption Rights

    In the event of a default by the obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which the obligor may cure the default prior to repossession. Generally, this right of reinstatement may be exercised on a limited number of occasions in any one-year period.

    The Uniform Commercial Code and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. In addition, some states also impose substantive timing requirements on the sale of repossessed vehicles and/or various substantive timing and content requirements relating to those notices. In some states, after a financed vehicle has been repossessed, the obligor may redeem the collateral by paying the delinquent installments and other amounts due. The obligor has the right to redeem the collateral prior to actual sale or entry by the secured party into a contract for sale of the collateral by paying the secured party the unpaid principal balance of the obligation, accrued interest thereon, reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees and legal expenses. In some other states, the obligor may redeem the collateral by payment of delinquent installments on the unpaid principal balance of the related obligation.

Deficiency Judgments and Excess Proceeds

    The proceeds of resale of the repossessed vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit those judgments. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount. In addition to the notice requirement, the Uniform Commercial Code requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable." Generally, courts have held that when a sale is not "commercially reasonable," the secured party loses its right to a deficiency judgment.

    The Uniform Commercial Code also permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the Uniform Commercial Code. In particular, if the collateral is consumer goods, the Uniform Commercial Code grants the obligor the right to recover in any event an amount not less than the credit servicer charge plus 10% of the principal amount of the debt. In addition, prior to a sale, the Uniform Commercial Code permits the debtor or other interested person to prohibit or restrain on appropriate terms the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the Uniform Commercial Code.

    Occasionally, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the Uniform Commercial Code requires the creditor to remit the surplus to any holder of a subordinate lien with respect to the vehicle or if no subordinate lienholder exists, the Uniform Commercial Code requires the creditor to remit the surplus to the obligor.

Consumer Protection Laws

    Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code, state motor vehicle retail installment sales acts, state "lemon" laws and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the receivables described above.

    The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission has the effect of subjecting any assignee of the seller in a consumer credit transaction, and related creditors and their assignees, to all claims and defenses which the obligor in the transaction could assert against the seller. Liability under the FTC rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. The FTC rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in some states. Liability of assignees for claims under state consumer protection laws may differ though. In Alabama, for example, claims under consumer protection laws against the assignee are limited to the amount owing to the assignee at the time the claim or defense is asserted against the assignee.

    Most of the receivables will be subject to the requirements of the FTC rule. Accordingly, each issuer, as holder of the related receivables, will be subject to any claims or defenses that the purchaser of the applicable financed motor vehicle may assert against the seller of the financed motor vehicle. As to each obligor, those claims under the FTC rule are limited to a maximum liability equal to the amounts paid by the obligor on the related receivable. The seller will represent in each sale and servicing agreement that each of the receivables, and the sale of the related financed motor vehicle thereunder, complied with all material requirements of applicable laws and the regulations issued pursuant thereto.

    Any shortfalls or losses arising in connection with the matters described in the three preceding paragraphs, to the extent not covered by amounts payable to the securityholders from amounts available under a credit enhancement mechanism, could result in losses to securityholders.

    Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

    In several cases, consumers have asserted that the self-help remedies of secured parties under the Uniform Commercial Code and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the Uniform Commercial Code and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

Certain Matters Relating to Conservatorship and Receivership

    AmSouth Bank is chartered as an Alabama state bank and is subject to regulation and supervision by, among others, the Alabama Superintendent of Banking. The rights of creditors of a failed bank are determined in accordance with the applicable provisions of Alabama law and applicable federal law. When the Alabama Superintendent concludes that an Alabama state bank is in an unsound or unsafe condition to transact business, the superintendent, with the approval of the Banking Board, is authorized to take possession of the property and business of such bank and retain such possession until such bank shall resume business or a receiver is appointed. Once the Superintendent has taken possession of the bank, he may appoint a receiver to liquidate and distribute its assets. Upon the appointment of a receiver to liquidate a bank, the possession of and title to all assets, business and property of such bank vests in the receiver. The receiver may be the FDIC or any other agency or corporation created by the United States to act in such capacity or any person selected by the superintendent.

    The FDIC, however, has broad discretion and authority to appoint itself conservator or receiver of any insured state depository institution, even if the state has appointed another person as receiver. The FDIC may appoint itself as conservator or receiver for AmSouth Bank if the FDIC determines that one or more of certain conditions exist, such as, but not limited to, AmSouth Bank's assets being insufficient for obligations, substantial dissipation of assets or earnings, the existence of unsafe or unsound conditions, the willful violation of a cease and desist order, concealment of records or assets, inability to meet obligations, the incurrence or likelihood of losses resulting in depletion of substantially all of its capital, violations of law likely to cause financial deterioration, cessation of insured status or undercapitalization of AmSouth Bank. The FDIC would likely exercise its right to act as receiver under the broad authority discussed above in order to protect its interests as the insurer of insured deposit accounts.

    The FDIA sets forth certain powers that the FDIC in its capacity as conservator or receiver for AmSouth Bank could exercise. To the extent that AmSouth Bank has granted a security interest in the receivables to the issuer, and that interest was validly perfected before the appointment of the FDIC as conservator or receiver and before AmSouth Bank's insolvency, was not taken in contemplation of the insolvency of AmSouth Bank, and certain other conditions are satisfied, including that such security interest was not taken with the intent to hinder, delay or defraud AmSouth Bank or the creditors of AmSouth Bank, such security interest, to the extent of the issuers "actual, direct compensatory damages" as described below, should not be subject to avoidance if the purchase agreement and sale and servicing agreement and related documents are approved by AmSouth Bank and are continuously maintained as records of AmSouth Bank, as required by the FDIA, and the transactions represent bona fide and arm's length transactions undertaken for adequate consideration in the ordinary course of business and the secured party is neither an insider nor an affiliate of AmSouth Bank. As a result, in such circumstances, payments to the issuer with respect to the receivables, up to the amount of "actual, direct compensatory damages," as described below, should not be subject to recovery by the FDIC as conservator or receiver of AmSouth Bank. The foregoing conclusions regarding avoidance or recovery are based on FDIC general counsel opinions and policy statements regarding the application of certain provisions of the FDIA. However, such opinions and policy statements are not necessarily binding on the FDIC. If, the FDIC, as conservator or receiver for AmSouth Bank were to assert a contrary position, or were to require the trustee or indenture trustee to establish its right to those payments by submitting to and completing the administrative claims procedure established under the FDIA, or the conservator or receiver were to request a stay of proceedings with respect to AmSouth Bank as provided under the FDIA, delays in payments on the securities and possible reductions in the amount of those payments could occur. The FDIA provides that the FDIC may repudiate contracts, including secured contracts, determined by it to be burdensome and that claims for repudiated obligations are limited to actual, direct compensatory damages determined as of the date of the appointment of the conservator or receiver. The FDIA does not define the term "actual direct compensatory damages." On April 10, 1990, the RTC, formerly a sister agency of the FDIC, adopted a statement of policy with respect to the payment of interest on direct collateralized borrowings of savings associations. The RTC policy statement states that interest on such borrowings will be payable at the contract rate up to the date of the redemption or payment by the conservator, receiver, or the trustee of an amount equal to the principal owed plus the contract rate of interest up to the date of such payment or redemption, plus any expenses of liquidation if provided for in the contract to the extent secured by the collateral. However, in a case involving zero-coupon bonds issued by a savings association which were repudiated by the RTC, a federal district court in the Southern District of New York held, in 1993, that the RTC was obligated to pay holders the fair market value of repudiated bonds as of the date of repudiation. The FDIC, as conservator or receiver, would also have the rights and powers conferred under state law.

    In addition, while AmSouth Bank is the servicer, cash collections held by the servicer may, subject to certain conditions, be commingled and used for the benefit of the servicer prior to the date on which such collections are required to be deposited in the collection account. In the event of the conservatorship or receivership of the servicer or, in certain circumstances, the lapse of certain time periods, the issuer may not have a perfected interest in such collections and, in such event, the issuer may suffer a loss of all or part of such collections which may result in a loss to securityholders.

    A conservator or receiver may also have the power to cause the early sale of the receivables and the early retirement of the securities, to prohibit the continued transfer of receivables to the issuer during any prefunding or revolving period, and to repudiate any servicing obligations of AmSouth Bank. In addition, in the event of a servicer termination event relating to the insolvency of the servicer, if no servicer termination event other than such conservatorship or receivership or insolvency exists, the conservator or receiver for the servicer may have the power to prevent the appointment of a successor servicer.

    Alabama law provides that a receiver of an Alabama bank must assume or reject an executory contract within sixty days after appointment. Alabama statutes governing bank receivership do not expressly limit the amount of damages which may be claimed by or awarded to party arising out of a claim against an Alabama bank in receivership, whether the claim arises from repudiation or otherwise, and contain no provision which expressly allows or authorizes the receiver of an Alabama bank to override or void a perfected security interest in the assets of the failed bank.

Repurchase Obligation

    Under each receivables purchase agreement, AmSouth Bank will make representations and warranties relating to the validity, subsistence, perfection and priority of the security interest in each related financed motor vehicle as of the related Closing Date. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Receivables." Accordingly, if any defect exists in the perfection of the security interest in the name of AmSouth Bank in any financed motor vehicle as of the Closing Date and that defect adversely affects the related issuer's interest in the related receivable, the defect would constitute a breach of a warranty under the receivables purchase agreement and would create an obligation of AmSouth Bank to repurchase the receivable unless the breach is cured. Additionally, in the sale and servicing agreement the servicer will make affirmative covenants regarding, among other things, the maintenance of the security interest in the name of AmSouth Bank in each financed motor vehicle, the breach of which would create an obligation of the servicer to purchase any affected receivable from the related issuer unless the breach is cured.

Other Limitations

    In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the Bankruptcy Code and similar state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the Bankruptcy Code, a court may prevent a creditor from repossessing a vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy, as determined by the court, leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a receivable or change the rate of interest and time of repayment of the indebtedness.

    Under the terms of the Soldiers' and Sailors' Relief Act of 1940, an obligor who enters the military service after the origination of the obligor's receivable, including an obligor who is a member of the National Guard or is in reserve status at the time of the origination of the obligor's receivable and is later called to active duty, may not be charged interest above an annual rate of 6% during the period of the obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, pursuant to the Military Reservist Relief Act, under some circumstances, California residents called into active duty with the reserves can delay payments on retail installment sales contracts, including the receivables described above, for a period, not to exceed 180 days, beginning with the order to active duty and ending 30 days after release. It is possible that the foregoing could have an effect on the ability of the servicer to collect the full amount of interest owing on some of the receivables. In addition, the acts described above impose limitations that would impair the ability of the servicer to repossess an affected receivable during the obligor's period of active duty status. Thus, in the event that an affected receivable is in default, there may be delays and losses occasioned by the inability to exercise the issuer's rights with respect to the related financed motor vehicle in a timely fashion.

    Any shortfalls or losses arising in connection with the matters described in the two preceding paragraphs, to the extent not covered by amounts payable to the securityholders from amounts available under a credit enhancement mechanism, could result in losses to securityholders.

                 Material Federal Income Tax Consequences

    Set forth below is a discussion of the material United States federal income tax consequences relevant to the purchase, ownership and disposition of the notes and the certificates of any series. This discussion is based upon current provisions of the Internal Revenue Code, existing and proposed Treasury Regulations thereunder, current administrative rulings, judicial decisions and other applicable authorities. To the extent that the following summary relates to matters of law or legal conclusions with respect thereto, such summary represents the opinion of Mayer, Brown & Platt, special federal tax counsel for each issuer, subject to the qualifications set forth in this section. There are no cases or

Internal Revenue Service rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the notes and the certificates. As a result, there can be no assurance that the IRS will not challenge the conclusions reached in this prospectus, and no ruling from the IRS has been or will be sought on any of the issues discussed below. Furthermore, legislative, judicial or administrative changes may occur, perhaps with retroactive effect, which could affect the accuracy of the statements and conclusions set forth in this prospectus as well as the tax consequences to noteholders and certificateholders.

    Tax Counsel has prepared or reviewed the statements under the heading "Material Federal Income Tax Consequences" and is of the opinion that these statements discuss all material federal income tax consequences to investors of the purchase, ownership and disposition of the Class A Certificates. Each issuer will be provided with an opinion of Tax Counsel specified in the related prospectus supplement regarding certain federal income tax matters discussed below, a copy of which will be filed with the SEC in a current report on Form 8-K or in a post-effective amendment to the registration statement. However, the following discussion does not purport to deal with all aspects of federal income taxation that may be relevant to the noteholders and certificateholders in light of their personal investment circumstances nor, except for limited discussions of particular topics, to holders subject to special treatment under the federal income tax laws, including:

  . financial institutions,

  . broker-dealers,

  . life insurance companies,

  . tax-exempt organizations,

  . persons that hold the notes or certificates as a position in a "straddle" or as part of a synthetic security or "hedge,"

  . ""conversion transaction" or other integrated investment,

  . persons that have a "functional currency" other than the U.S. dollar and investors in pass-through entities.

    This information is directed to prospective purchasers who purchase notes or certificates in the initial distribution thereof, who are citizens or residents of the United States, including domestic corporations and partnerships, and who hold the notes or certificates as "capital assets" within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended. We suggest that prospective investors consult with their tax advisors as to the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the notes or the certificates.

    The following discussion addresses notes, other than Strip Notes or any other series of notes specifically identified as receiving different tax treatment in the accompanying prospectus supplement, which the seller, the servicer and the noteholders will agree to treat as indebtedness secured by the receivables. Upon the issuance of each series of notes, Tax Counsel will deliver its opinion to the effect that the notes will be treated as debt for federal income tax purposes.

    The following discussion also addresses certificates falling into three general categories:

      (1) Certificates representing interests in a trust which the seller, the servicer and the applicable certificateholders will agree to treat as equity interests in a grantor trust. Upon the issuance of each series of certificates, Tax Counsel will deliver its opinion to the effect that the trust will not be taxable as an association or publicly traded partnership taxable as a corporation, but should be classified as a grantor trust under Sections 671 through 679 of the Internal Revenue Code. Tax Counsel will also deliver its opinion that the trust will not be subject to United States federal income tax.

      (2) Certificates or membership interests--including Strip Certificates--and Strip Notes ("Partnership Certificates"), representing interests in a trust which the seller, the servicer and the applicable holders will agree to treat as equity interests in a partnership. Upon the issuance of the Partnership Certificates, Tax Counsel will deliver its opinion to the effect that the trust will be classified as a partnership and not as an association or publicly traded partnership taxable as a corporation.

      (3) Certificates or membership interests ("Tax Non-Entity
  Certificates"), all of which are owned by the seller, representing interests in a trust or limited liability company, as the case may be, which the seller and the servicer will agree to treat as a division of the seller and hence disregarded as a separate entity, in each case for purposes of federal, state and local income and franchise taxes.

The prospectus supplement for each series of certificates will indicate whether the associated trust is a Tax Trust, Tax Partnership or Tax Non-Entity. Because the seller will treat each Tax Trust as a grantor trust, each Tax Partnership as a partnership, and each Tax Non-Entity as a division of seller, for federal income tax purposes, the seller will not comply with the tax reporting requirements that would apply under any alternative characterizations of a Tax Trust, Tax Partnership or Tax Non-Entity. For purposes of this discussion, references to a "holder" are to the beneficial owner of a note, Trust Certificate, Partnership Certificate or Tax Non-Entity Certificate, as the context may require.

The Notes

    Characterization as Debt. For each series of notes, except for Strip Notes and any series which is specifically identified as receiving different tax treatment in the accompanying prospectus supplement, regardless of whether the notes are issued by a Tax Trust or a Tax Partnership or a Tax Non-Entity, upon the issuance of each series of notes, Tax Counsel will deliver its opinion to the effect that the notes will be treated as debt for federal income tax purposes. The seller, the servicer and each noteholder, by acquiring an interest in a note, will agree to treat the notes as indebtedness for federal, state and local income, excise, privilege and franchise tax purposes. See "Trust Certificates--Classification of Trusts and Trust Certificates", "Partnership Certificates--Classification of Partnerships and Partnership Certificates" or "Tax Non-Entity Certificates--Classification of Tax Non-Entity and Tax Non-Entity Certificates" for a discussion of the potential federal income tax considerations for noteholders if the IRS were successful in challenging the characterization of a Tax Trust, a Tax Partnership or a Tax Non-Entity, as applicable, for federal income tax purposes.

    Treatment of Stated Interest. Assuming the notes are treated as debt for federal income tax purposes and are not issued with original issue discount, also known as OID, the stated interest on a note will be taxable to a noteholder as ordinary income when received or accrued in accordance with the noteholder's regular method of tax accounting. Interest received on a note may constitute "investment income" for purposes of some limitations of the Internal Revenue Code concerning the deductibility of investment interest expense.

    Original Issue Discount. Except to the extent indicated in the accompanying prospectus supplement, no series of notes will be issued with OID. In general, OID is the excess of the stated redemption price at maturity of a debt instrument over its issue price, unless that excess falls within a statutorily defined de minimis exception. A note's stated redemption price at maturity is the aggregate of all payments required to be made under the note through maturity except qualified stated interest. Qualified stated interest is generally interest that is unconditionally payable in cash or property, other than debt instruments of the issuer, at fixed intervals of one year or less during the entire term of the instrument at specified rates. The issue price will be the first price at which a substantial amount of the notes are sold, excluding sales to bond holders, brokers or similar persons acting as underwriters, placement agents or wholesalers.

    If a note were treated as being issued with OID, a noteholder would be required to include OID in income as interest over the term of the note under a constant yield method. In general, OID must be included in income in advance of the receipt of cash representing that income. Thus, each cash distribution would be treated as an amount already included in income, to the extent OID has accrued as of the date of the interest distribution and is not allocated to prior distributions, or as a repayment of principal. This treatment would have no significant effect on noteholders using the accrual method of accounting. However, cash method noteholders may be required to report income on the notes in advance of the receipt of cash attributable to that income. Even if a note has OID falling within the de minimis exception, the noteholder must include that OID in income proportionately as principal payments are made on that note.

    A holder of a Short-Term Note which has a fixed maturity date not more than one year from the issue date of that note will generally not be required to include OID on the Short-Term Note in income as it accrues, provided the holder of the note is not an accrual method taxpayer, a bank, a broker or dealer that holds the note as inventory, a regulated investment company or common trust fund, or the beneficial owner of pass-through entities specified in the Internal Revenue Code, or provided the holder does not hold the instrument as part of a hedging transaction, or as a stripped bond or stripped coupon. Instead, the holder of a Short-Term Note would include the OID accrued on the note in gross income upon a sale or exchange of the note or at maturity, or if the note is payable in instalments, as principal is paid thereon. A holder of a Short-Term Note would be required to defer deductions for any interest expense on an obligation incurred to purchase or carry the note to the extent it exceeds the sum of the interest income, if any, and OID accrued on the note. However, a holder may elect to include OID in income as it accrues on all obligations having a maturity of one year or less held by the holder in that taxable year or thereafter, in which case the deferral rule of the preceding sentence will not apply. For purposes of this paragraph, OID accrues on a Short-Term Note on a ratable, straight-line basis, unless the holder irrevocably elects, under regulations to be issued by the Treasury Department, to apply a constant interest method to such obligation, using the holder's yield to maturity and daily compounding.

    A holder who purchases a note after the initial distribution thereof at a discount that exceeds a statutorily defined de minimis amount will be subject to the "market discount" rules of the Internal Revenue Code, and a holder who purchases a note at a premium will be subject to the bond premium amortization rules of the Internal Revenue Code.

    Disposition of Notes. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of the note to a particular noteholder will equal the holder's cost for the note, increased by any OID and market discount previously included by the noteholder in income from the note and decreased by any bond premium previously amortized and any principal payments previously received by the noteholder on the note. Any gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest or accrued market discount not previously included in income. Capital gain or loss will be long-term if the note was held by the holder for more than one year and otherwise will be short-term. Any capital losses realized generally may be used by a corporate taxpayer only to offset capital gains, and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

    Information Reporting and Backup Withholding. Each Tax Trust, Tax Partnership and Tax Non-Entity will be required to report annually to the IRS, and to each noteholder of record, the amount of interest paid on the notes, and the amount of interest withheld for federal income taxes, if any, for each calendar year, except as to exempt holders which are generally, corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens who provide certification as to their status. Each holder will be required to provide to the Tax Trust, Tax Partnership or Tax Non-Entity, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. If a nonexempt noteholder fails to provide the required certification, the Tax Trust, Tax Partnership or Tax Non-Entity will be required to withhold, from interest otherwise payable to the holder, 31% of that interest and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

    The IRS has issued new regulations governing the backup withholding and information reporting requirements. The new regulations are generally effective for payments made after December 31, 2000. We suggest that noteholders consult with their tax advisors with respect to the impact, if any, of the new regulations.

    Because the seller will treat each Tax Trust as a grantor trust, each Tax Partnership as a partnership, each Tax Non-Entity as a division of the seller and all notes, except Strip Notes and any other series of notes specifically identified as receiving different tax treatment in the accompanying prospectus supplement, as indebtedness for federal income tax purposes, the seller will not comply with the tax reporting requirements that would apply under any alternative characterizations of a Tax Trust, Tax Partnership or Tax Non-Entity.

    Tax Consequence to Foreign Noteholders. If interest paid or accrued to a noteholder who is a Foreign Person is not effectively connected with the conduct of a trade or business within the United States by the Foreign Person, the interest generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, as long as the Foreign Person:

  . is not actually or constructively a "10 percent shareholder" of a Tax
    Trust, Tax Partnership or the seller, including a holder of 10 percent of the applicable outstanding certificates, or a "controlled foreign corporation" with respect to which the Tax Trust, Tax Partnership or the seller is a "related person" within the meaning of the Internal Revenue Code, and

  . provides an appropriate statement, signed under penalties of perjury, certifying that the beneficial owner of the note is a Foreign Person and providing that Foreign Person's name and address. If the information provided in this statement changes, the Foreign Person must so inform the Tax Trust or Tax Partnership within 30 days of change.

If the interest were not portfolio interest or if applicable certification requirements were not satisfied, then it would be subject to United States federal income and withholding tax at a rate of 30 percent unless reduced or eliminated pursuant to an applicable tax treaty. The IRS has issued new regulations governing withholding, backup withholding and information reporting requirements. The new regulations are generally effective for payments made after December 31, 2000. Foreign persons should consult their tax advisors with respect to the effect, if any, of the new regulations.

    Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a Foreign Person will be exempt from United States federal income and withholding tax, provided that

  . the gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person, and

  . in the case of a foreign individual, the Foreign Person is not present in the United States for 183 days or more in the taxable year.

    If the interest, gain or income on a note held by a Foreign Person is effectively connected with the conduct of a trade or business in the United States by the Foreign Person, the holder, although exempt from the withholding tax previously discussed if an appropriate statement is furnished, generally will be subject to United States Federal income tax on the interest, gain or income at regular federal income tax rates. In addition, if the Foreign Person is a foreign corporation, it may be subject to a branch profits tax equal to 30 percent of its "effectively connected earnings and profits" within the meaning of the Internal Revenue Code for the taxable year, as adjusted for specified items, unless it qualifies for a lower rate under an applicable tax treaty.

Trust Certificates

    Classification of Trusts and Trust Certificates. For each series of certificates identified in the accompanying prospectus supplement as Trust Certificates, upon the issuance of each series of Trust Certificates, Tax Counsel will deliver its opinion to the effect that the Tax Trust will not be taxable as an association or publicly traded partnership taxable as a corporation, but should be classified as a grantor trust under Sections 671 through 679 of the Internal Revenue Code. For each series of Trust Certificates, the seller and the certificateholders will express in the trust agreement and on the Trust Certificates their intent that, for federal, state and local income and franchise tax purposes, the Trust Certificates will represent an equity interest in the Tax Trust.

    Although Tax Counsel has opined that each Tax Trust should properly be characterized as a grantor trust for federal income tax purposes, there are no cases or IRS rulings on similar transactions that opinion is not binding on the IRS or the courts and no assurance can be given that this characterization would prevail. If the IRS were to contend successfully that any such Tax Trust is not a grantor trust, the Tax Trust will be classified for federal income tax purposes as a partnership which is not taxable as a corporation. The income reportable by the holders of Trust Certificates as partners could differ from the income reportable by the holders of Trust Certificates as grantors of a grantor trust. However, it is not expected that such differences would be material. If a Tax Trust were classified for federal income tax purposes as a partnership, the IRS might contend that it is a "publicly traded partnership" taxable as a corporation. If the IRS were to contend successfully that a Tax Trust is an association taxable as a corporation for federal income tax purposes, such Tax Trust would be subject to federal and state income tax at corporate rates on the income from the receivables, reduced by deductions, including interest on any notes unless the notes were treated as an equity interest. See "Partnership Certificates--Classification of Partnerships and Partnership Certificates" below.

    Despite Tax Counsel's opinion that a Tax Trust should be classified as a grantor trust, the lack of cases or IRS rulings on similar transactions, as discussed above, permits a variety of alternative characterizations in addition to the position to be taken that the Trust Certificates represent equity interests in a grantor trust. For example, because Trust Certificates will have some features characteristic of debt, the Trust Certificates might be considered indebtedness of a Tax Trust, the seller or the Issuer. Except as described above, any such characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of Trust Certificates as equity in a trust, described below. The following discussion assumes that Trust Certificates represent equity interests in a grantor trust.

    Grantor Trust Treatment. As a grantor trust, a Tax Trust will not be subject to federal income tax. Subject to the discussion below under "Treatment of Fees or Payment," in Tax Counsel's opinion each certificateholder will be required to report on its federal income tax return its pro rata share of the entire income from the receivables and any other property in the Tax Trust for the period during which it owns a Trust Certificate, including interest or finance charges earned on the receivables and any gain or loss upon collection or disposition of the receivables, in accordance with the certificateholder's method of accounting. A certificateholder using the cash method of accounting will generally take into account its pro rata share of income as and when received by the owner trustee. A certificateholder using an accrual method of accounting will generally take into account its pro rata share of income as it accrues or is received by the owner trustee, whichever is earlier.

    Assuming that the market discount rules do not apply, the portion of each payment to a certificateholder that is allocable to principal on the receivables will represent a recovery of capital, which will reduce the tax basis of the certificateholder's undivided interest in the receivables. In computing its federal income tax liability, a certificateholder will be entitled to deduct, consistent with its method of accounting, its pro rata share of interest paid on any notes, reasonable servicing fees, and other fees paid or incurred by the Tax Trust. If a certificateholder is an individual, estate or trust, the deduction for the certificateholder's pro rata share of such fees will be allowed only to the extent that all of such certificateholder's miscellaneous itemized deductions, including servicing and other fees, exceed 2% of the certificateholder's adjusted gross income. Because the servicer will not report to certificateholders the amount of income or deductions attributable to miscellaneous charges, a certificateholder may effectively under report its net taxable income. See "Treatment of Fees or Payments" below for a discussion of other possible consequences if amounts paid to the servicer exceed reasonable compensation for services rendered.

    Treatment of Fees or Payments. It is expected that income will be reported to certificateholders on the assumption that the certificateholders own a 100% interest in all of the principal and interest derived from the receivables. However, a portion of the amounts paid to the servicer or the seller may exceed reasonable fees for services. There are no authoritative guidelines, for federal income tax purposes, as to the maximum amount of compensation that may be considered reasonable for servicing the receivables or performing other services, in the context of this or similar transactions; accordingly, Tax Counsel is unable to give an opinion on this issue. If amounts paid to the servicer or the seller exceed reasonable compensation for services provided, the servicer or the seller or both may be viewed as having retained, for federal income tax purposes, an ownership interest in a portion of each interest payment or certain receivables. As a result, such receivables may be treated as "stripped bonds" within the meaning of the Internal Revenue Code.

    To the extent that the receivables are characterized as "stripped bonds," the income of the Tax Trust allocable to certificateholders would not include the portion of the interest on the receivables treated as having been retained by the servicer or the seller, as the case may be, and the Tax Trust's deductions would be limited to reasonable servicing fees, interest paid on any notes and other fees. In addition, a certificateholder would not be subject to the market discount and premium rules discussed below with respect to the stripped receivables, but instead would be subject to the OID rules of the Internal Revenue Code. However, if the price at which a certificateholder were deemed to have acquired a stripped receivable is less than the remaining principal balance of the receivable by an amount which is less than a statutorily defined de minimis amount, the receivable would not be treated as having OID. In general, it appears that the amount of OID on a receivable treated as a "stripped bond" will be de minimis if it is less than of 1% for each full year remaining after the purchase date until the final maturity of the receivable, although the IRS could take the position that the weighted average maturity date, rather than the final maturity date, should be used in performing this calculation. If the amount of OID was de minimis under this rule, the actual amount of discount on a receivable would be includible in income as principal payments are received on the receivable.

    If the OID on a receivable were not treated as de minimis, a certificateholder would be required to include any OID in income as it accrues, regardless of when cash payments are received, using a method reflecting a constant yield on the receivables. It is possible that the IRS could assert that a prepayment assumption should be used in computing the yield of a stripped receivable. If a stripped receivable is deemed to be acquired by a certificateholder at a significant discount, the use of a prepayment assumption could accelerate the accrual of income by a certificateholder.

    It is also possible that any fees deemed to be excessive could be recharacterized as deferred purchase price payable to the seller by certificateholders in exchange for the receivables. The likely effect of such recharacterization would be to increase current taxable income to a certificateholder.

    Discount And Premium. The following discussion generally assumes that the fees and other amounts payable to the servicer and the seller will not be recharacterized as being retained ownership interests in the receivables, as discussed above. A purchaser of a Trust Certificate should be treated as purchasing an interest in each receivable and any other property in the Tax Trust at a price determined by allocating the purchase price paid for the Trust Certificate among the receivables and other property in proportion to their fair market values at the time of purchase of the Trust Certificate.

    It is believed that the receivables were not and will not be issued with OID; therefore, a Tax Trust should not have OID income. However, the purchase price paid by the Tax Trust for the receivables may be greater or less than the remaining principal balance of the receivables at the time of purchase. If so, the receivables will have been acquired at a premium or market discount, as the case may be. The market discount on a receivable will be considered to be zero if it is less than the statutorily defined de minimis amount.

    Any gain on the sale of a Trust Certificate attributable to the holder's share of unrecognized accrued market discount on the receivables would generally be treated as ordinary income to the holder. Moreover, a holder who acquires a Trust Certificate representing an interest in receivables acquired at a market discount may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred or maintained to purchase or carry the Trust Certificate until the holder disposes of the Trust Certificate in a taxable transaction. Instead of recognizing market discount, if any, upon a disposition of Trust Certificates and deferring any applicable interest expense, a holder may elect to include market discount in income currently as the discount accrues. The current inclusion election, once made, applies to all market discount obligations acquired on or after the first day of the first taxable year to which the election applies, and may not be revoked without the consent of the IRS.

    In the event that a receivable is treated as purchased at a premium, that is, the allocable portion of the certificateholder's purchase price for the Trust Certificate exceeds the remaining principal balance of the receivable, the premium will be amortizable by a certificateholder as an offset to interest income, with a corresponding reduction in basis, under a constant yield method over the term of the receivable if the certificateholder makes an election. Any such election will apply to all debt instruments held by the certificateholder during the year in which the election is made and to all debt instruments acquired thereafter.

    Disposition of Trust Certificates. Generally, capital gain or loss will be recognized on a sale of Trust Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Trust Certificates sold. A certificateholder's tax basis in a Trust Certificate will generally equal his cost increased by any OID and market discount previously included in income, and decreased by any bond premium previously amortized and by the amount of principal payments previously received on the receivables held by the Tax Trust. Any gain on the sale of a Trust Certificate attributable to the holder's share of unrecognized accrued market discount on the receivables would generally be treated as ordinary income to the certificateholder, unless the certificateholder makes the special election described under "Discount and Premium" above.

    If a certificateholder is required to recognize an aggregate amount of income, not including income attributable to disallowed itemized deductions described above, over the life of the Trust Certificates that exceeds the aggregate cash distributions, that excess will generally give rise to a capital loss upon the retirement of the Trust Certificates.

    Backup Withholding. Distributions made on Trust Certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax of 31% if, as discussed above in connection with the notes, the certificateholder fails to comply with identification procedures, unless the holder is an exempt recipient under applicable provisions of the Internal Revenue Code.

    Tax Consequences to Foreign Trust Certificateholders. Interest attributable to receivables which is received by a certificateholder which is a Foreign Person will generally not be subject to the normal 30% withholding tax imposed on those payments, provided that such certificateholder is not engaged in a trade or business in the United States and that such certificateholder fulfills the certification requirements discussed above under "The Notes--Tax Consequences to Foreign Noteholders."

Partnership Certificates

    Classification of Partnerships and Partnership Certificates. For each series of certificates identified in the accompanying prospectus supplement as Partnership Certificates, the seller and the servicer will agree, and the certificateholders will agree by their purchase of the Partnership Certificates, to treat the Tax Partnership as a partnership for purposes of federal, state and local income and franchise tax purposes, with the partners of the Partnership being the certificateholders and the seller, in its capacity as recipient of distributions from the reserve account, and any notes being debt of such Tax Partnership.

However, the proper characterization of the arrangement involving the Tax Partnership, the Partnership Certificates, the seller and the servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus and accompanying prospectus supplement.

    If the Tax Partnership were classified as an association taxable as a corporation for federal income tax purposes, the Tax Partnership would be subject to corporate income tax. Any corporate income tax could materially reduce or eliminate cash that would otherwise be distributable on the Partnership Certificates and certificateholders could be liable for any such tax that is unpaid by the Tax Partnership. However, upon the issuance of each series of Partnership Certificates, Tax Counsel will deliver its opinion generally to the effect that the Tax Partnership will not be classified as an association taxable as a corporation.

    Even if a Tax Partnership were not classified as an association taxable as a corporation, it would be subject to corporate income tax if it were a "publicly traded partnership" taxable as a corporation. However, in the opinion of Tax Counsel, even if the Tax Partnership were treated as a publicly traded partnership, it would not be taxable as a corporation because it would meet qualifying income tests. Nonetheless, if a Tax Partnership were treated as a publicly traded partnership and the Partnership Certificates were treated as equity interests in such a partnership, some holders could suffer adverse consequences. For example, some holders might be subject to limitations on their ability to deduct their share of the Tax Partnership's expenses.

    Despite Tax Counsel's opinion that a Tax Partnership will be classified as a partnership and not as an association or publicly traded partnership taxable as a corporation, the lack of cases or rulings on similar transactions, as discussed above, permits a variety of alternative characterizations in addition to the position to be taken that the Partnership Certificates represent equity interests in a partnership. For example, because the Partnership Certificates will have some features characteristic of debt, the Partnership Certificates might be considered indebtedness of the Tax Partnership, the seller or the Issuer. Except as described above, any such characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the Partnership Certificates as equity in a partnership, described below. The following discussion assumes that the Partnership Certificates represent equity interests in a partnership.

    Partnership Taxation. A Tax Partnership will not be subject to federal income tax, but each certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Tax Partnership. The Tax Partnership's income will consist primarily of interest and finance charges earned on the receivables, including appropriate adjustments for market discount, OID, and bond premium, and any gain upon collection or disposition of the receivables. The Tax Partnership's deductions will consist primarily of interest paid or accrued on any notes, servicing and other fees, and losses or deductions upon collection or disposition of the receivables.

    The tax items of a partnership are allocable to the partners in accordance with the Internal Revenue Code, Treasury Regulations and the partnership agreement and, for any series of Partnership Certificates, the trust agreement and related documents. Each trust agreement for a Tax Partnership will provide that the certificateholders will be allocated taxable income of the Tax Partnership for each month equal to their allocable share of the sum of:

  . the Pass Through Rate on the Partnership Certificates for such month;

  . an amount equivalent to interest that accrues during that month on amounts previously due on such Partnership Certificates but not yet distributed;

  . any Tax Partnership income attributable to discount on the receivables that corresponds to any excess of the principal amount of the Partnership Certificates over their initial issue price; and

  . any Prepayment Surplus payable to the Partnership Certificates for that month.

In addition, each trust agreement for a Tax Partnership will provide that the certificateholders will be allocated their allocable share for each month of the entire amount of interest expense paid by the Tax Partnership on any notes. If the Tax Partnership issues any Strip Notes or Strip Certificates, it will also provide that the certificateholders will be allocated taxable income of such Tax Partnership for each month in the amounts described in the accompanying prospectus supplement. All taxable income of the Tax Partnership remaining after the allocations to the certificateholders will be allocated to the seller. It is believed that the allocations to certificateholders will be valid under applicable Treasury Regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire Pass Through Rate plus the other items described above, and holders of Strip Notes or Strip Certificates may be allocated income equal to the amount described in the accompanying prospectus supplement, even though the Tax Partnership might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Partnership Certificates on the accrual method. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing Partnership Certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Tax Partnership.

    Additionally, all of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, will constitute "unrelated business taxable income" generally taxable to such a holder under the Internal Revenue Code.

    An individual taxpayer may generally deduct miscellaneous itemized deductions, which do not include interest expense, only to the extent they exceed two percent of adjusted gross income, and, additional limitations may apply. Those limitations would apply to an individual certificateholder's share of expenses of a Tax Partnership, including fees to the servicer, and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of such Tax Partnership.

    Each Tax Partnership intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that calculations be made separately for each receivable, a Tax Partnership might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

    Discount and Premium. It is believed that the receivables were not and will not be issued with OID and, therefore, that a Tax Partnership should not have OID income. However, the purchase price paid by the Tax Partnership for the receivables may be greater or less than the remaining principal balance of the receivables at the time of purchase. If so, the receivables will have been acquired at a premium or market discount, as the case may be. As indicated above, each Tax Partnership will make this calculation on an aggregate basis, but might be required to recompute it on a receivable-by-receivable basis.

    Each Tax Partnership will make an election that will result in any market discount on the receivables being included in income currently as such discount accrues over the life of the receivables. As indicated above, a portion of the market discount income will be allocated to certificateholders.

    Section 708 Termination. Under Section 708 of the Internal Revenue Code, a Tax Partnership will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in such Tax Partnership are sold or exchanged within a 12-month period. If a termination occurs, a Tax Partnership will be considered to contribute all of its assets to a new partnership followed by a liquidation of the original Tax Partnership. A Tax Partnership will not comply with the technical requirements that might apply when such a constructive termination occurs. As a result, the Tax Partnership may be subject to tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, a Tax Partnership might not be able to comply due to lack of data.

    Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Partnership Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Partnership Certificates sold. A certificateholder's tax basis in a Partnership Certificate will generally equal his cost increased by his share of the Tax Partnership's income, includible in his income, for the current and prior taxable years and decreased by any distributions received on such Partnership Certificate. In addition, both tax basis in the Partnership Certificates and the amount realized on a sale of a Partnership Certificate would include the holder's share of any notes and other liabilities of the Tax Partnership. A holder acquiring Partnership Certificates of the same series at different prices may be required to maintain a single aggregate adjusted tax basis in the Partnership Certificates, and, upon a sale or other disposition of some of the Partnership Certificates, allocate a pro rata portion of the aggregate tax basis to the Partnership Certificates sold, rather than maintaining a separate tax basis in each Partnership Certificate for purposes of computing gain or loss on a sale of that Partnership Certificate.

    If a certificateholder is required to recognize an aggregate amount of income not including income attributable to disallowed itemized deductions described above over the life of the Partnership Certificates that exceeds the aggregate cash distributions on the Partnership Certificates, that excess will generally give rise to a capital loss upon the retirement of the Partnership Certificates.

    Allocations Between Transferors and Transferees. In general, each Tax Partnership's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of the Partnership Certificates or a fractional share of the Strip Notes or Strip Certificates owned by them as of the first Record Date following the end of the month. As a result, a holder purchasing Partnership Certificates may be allocated tax items, which will affect its tax liability and tax basis, attributable to periods before its actual purchase.

    The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed or only applies to transfers of less than all of the partner's interest, taxable income or losses of a Tax Partnership might be reallocated among the certificateholders. The owner trustee is authorized to revise a Tax Partnership's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

    Section 754 Election. In the event that a certificateholder sells its Partnership Certificate for greater or less than its adjusted basis therefor, the purchasing certificateholder will have a higher or lower basis, as the case may be, in the Partnership Certificates than the selling certificateholder had. The tax basis of the Tax Partnership's assets will not be adjusted to reflect that higher or lower basis unless the Tax Partnership were to file an election under Section 754 of the Internal Revenue Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, a Tax Partnership will not make such an election. As a result, certificateholders might be allocated a greater or lesser amount of Tax Partnership income than would be based on their own purchase price for Partnership Certificates.

    Administrative Matters. For each Tax Partnership, the owner trustee is required to maintain complete and accurate books of such Tax Partnership. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of each Tax Partnership will be the calendar year. The owner trustee will file a partnership information return, IRS Form 1065, with the IRS for each taxable year of the Tax Partnership and will report each certificateholder's allocable share of items of Tax Partnership income and expense to holders and the IRS on Schedule K-1. Any person that holds Partnership Certificates as a nominee at any time during a calendar year is required to furnish the Tax Partnership with a statement containing information on the nominee, the beneficial owners and the Partnership Certificates so held. Each Tax Partnership will provide the Schedule K-1 information to nominees that fail to provide the Tax Partnership with the information referenced in the preceding sentence and such nominees will be required to forward such information to the beneficial owners of the Partnership Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Tax Partnership or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

    The seller, as the tax matters partner for each Tax Partnership, will be responsible for representing the certificateholders in any dispute with the IRS. The Internal Revenue Code provides for administrative examination of a partnership as if the partnership were a separate taxpayer. Generally, the statute of limitations for partnership items does not expire until three years after the date on which the partnership information return is filed or deemed filed. Any adverse determination following an audit of the return of a Tax Partnership by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders and, under some circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Tax Partnership. An adjustment could result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the Tax Partnership.

    Tax Consequences to Foreign Certificateholders. It is not clear whether any Tax Partnership would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-United States persons because there is no clear authority on that issue under facts substantially similar to those described in this prospectus and the accompanying prospectus supplement. Although it is not expected that any Tax Partnership would be engaged in a trade or business in the United States for such purposes, each Tax Partnership will withhold as if it were so engaged in order to protect the Tax Partnership from possible adverse consequences of a failure to withhold. It is expected that each Tax Partnership will withhold on the portion of its taxable income that is allocable to foreign certificateholders as if such income were effectively connected to a United States trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. In determining a holder's nonforeign status, a Tax Partnership may generally rely on the holder's certification of nonforeign status signed under penalties of perjury.

    Each foreign holder might be required to file a United States individual or corporate income tax return and pay tax, including, in the case of a corporation, the branch profits tax, on its share of the Tax Partnership's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Tax Partnership on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund for taxes withheld by the Tax Partnership, taking the position that no taxes were due because the Tax Partnership was not engaged in a U.S. trade or business. However, the IRS may assert that the tax liability should be based on gross income, and no assurance can be given as to the appropriate amount of tax liability.

    Backup Withholding. Distributions made on any Partnership Certificates and proceeds from the sale of such Partnership Certificates will be subject to a "backup" withholding tax of 31% if, as discussed above in connection with the notes, the certificateholder fails to comply with identification procedures, unless the holder is an exempt recipient under applicable provisions of the Internal Revenue Code.

Tax Non-Entity Certificates

    Classification of Tax Non-Entity and Tax Non-Entity Certificates. For each series of certificates or membership interests identified in the accompanying prospectus supplement as Tax Non-Entity Certificates and which are entirely owned by the seller, the seller and the servicer will agree, pursuant to the "check-the-box" Treasury Regulations, to treat the Tax Non-Entity as a division of the seller, and hence a disregarded entity, for federal income tax purposes. In other words, for federal income tax purposes, the seller will be treated as the owner of all the assets of the Tax Non-Entity and the obligor of all the liabilities of the Tax Non-Entity. Under the "check-the-box" Treasury Regulations, unless the Tax Non-Entity is a trust that is treated as a Tax Trust for federal income tax purposes, an unincorporated domestic entity with more than one equity owner is automatically classified as a Tax Partnership for federal income tax purposes. If the trust or limited liability company, as the case may be, is classified as a Tax Non-Entity when all its equity interests are wholly-owned by the seller and if certificates are then sold or issued in any manner which results in there being more than one certificateholder, the trust or limited liability company, as the case may be, will be treated as a Tax Partnership.

    If certificates are issued to more than one person, the seller and the servicer will agree, and the certificateholders will agree by their purchase, to treat the trust or limited liability company, as the case may be, as a Tax Partnership for purposes of federal, state and local income and franchise tax purposes, with the partners of such partnership being the certificateholders, including the seller, and the notes being debt of such partnership.

    Risks of Alternative Characterization. If a Tax Non-Entity were an association or a "publicly traded partnership" taxable as a corporation for federal income tax purposes, it would be subject to corporate income tax as discussed above under "Partnership--Classification of Partnerships and Partnership Certificates."

                    State and Local Tax Considerations

    The above discussion does not address the tax treatment of any Tax Trust, Tax Partnership, Tax Non-Entity, notes, certificates, noteholders, certificateholders or membership interest holders under any state or local tax laws. The activities to be undertaken by the servicer in servicing and collecting the receivables will take place throughout the United States and, therefore, many different tax regimes potentially apply to different portions of these transactions. Prospective investors are urged to consult with their tax advisors regarding the state and local tax treatment of any Tax Trust, Tax Partnership or Tax Non-Entity as well as any state and local tax considerations for them of purchasing, holding and disposing of notes, certificates or membership interests.

                           ERISA Considerations

    Section 406 of the Employee Retirement Income Security Act of 1974, as amended, which is generally referred to as "ERISA" and Section 4975 of the Internal Revenue Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts, some types of Keogh Plans, other retirement plans, accounts and arrangements, and entities deemed to hold "plan assets" in any of the foregoing by reason of investment in such entity (in this discussion, we refer to these as "plans"), from engaging in transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Internal Revenue Code with respect to that benefit plan. ERISA also imposes duties on persons who are fiduciaries of employee benefit plans subject to ERISA and prohibits transactions between an employee benefit plan and parties in interest with respect to those benefit plans. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a benefit plan is considered to be a fiduciary of that benefit plan (subject to exceptions not here relevant). A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Internal Revenue Code for those persons.

    Transactions involving an issuer might be deemed to constitute prohibited transactions under ERISA and the Internal Revenue Code with respect to a plan that purchased notes or certificates if assets of the issuer were deemed to be assets of the plan. Under a regulation issued by the Department of Labor and found at 29 C.F.R. 25103-101 (the "Plan Asset Regulation"), the assets of an issuer would be treated as plan assets of a plan for the purposes of ERISA and the Internal Revenue Code if the plan acquired an "equity interest" in the issuer and none of the exceptions contained in the Plan Asset Regulation was applicable. An equity interest is defined under the Plan Asset Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The likely treatment in this context of notes and certificates of a given series will be discussed in the prospectus supplement.

    Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements.

    Based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of any plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a "party-in-interest" with respect to a plan by virtue of the investment. Any purchaser that is an insurance company using the assets of an insurance company general account should also note that the Small Business Job Protection Act of 1996 added new Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Internal Revenue Code. Pursuant to Section 401(c), the Department of Labor was required to issue final regulations not later than December 31, 1997 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. These regulations are to provide guidance on which assets held by the insurer constitute "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Internal Revenue Code. Section 401(c) also provides that, except in the case of avoidance of these regulations and actions brought by the Secretary of Labor relating to breaches of fiduciary duties that also constitute breaches of state or federal criminal law, until the date that is 18 months after these regulations become final, no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 may result on the basis of a claim that the assets of the general account of an insurance company constitute the plan assets of any plan.

    As of the date hereof, proposed regulations have been issued by the Department of Labor and final regulations are expected to be issued in the near future, although the timing and nature of any final regulation is uncertain. It should be noted that if these regulations are adopted substantially in the form in which proposed, these regulations may not exempt assets of insurance company general accounts from treatment as "plan assets" after December 31, 1998. The plan asset status of insurance company separate accounts is unaffected by new
Section 401(c) of ERISA, and separate account assets continue to be treated as the plan assets of any plan invested in a separate account.

    Due to the complexities of the "Prohibited Transaction" rules and the penalties imposed upon persons involved in prohibited transactions, it is important that the fiduciary of any benefit plan considering the purchase of securities consult with its tax and legal advisors regarding whether the assets of the related issuer would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

    Acceptance of subscriptions on behalf of a benefit plan is in no respect a representation by an issuer or any other party that this investment meets all relevant legal requirements with respect to investments by any particular benefit plan or that the investment is appropriate for any particular benefit plan. Each benefit plan fiduciary should consult with its attorneys and financial advisors as to the propriety of an investment in light of the circumstances of the particular benefit plan and the restrictions of ERISA and
Section 4975 of the Internal Revenue Code.

                               Underwriting

    Subject to the terms and conditions set forth in one or more underwriting agreements with respect to the securities of a series, the seller will agree to sell to the underwriter(s) named therein and in the prospectus supplement, and each of the underwriters will severally agree to purchase, the principal amount of each class of securities, as the case may be, of the related series set forth in the related underwriting agreement and in the prospectus supplement. One or more classes of a series may not be subject to an underwriting agreement. Any of these classes will be retained by the seller or sold in a private placement.

    In the underwriting agreement with respect to any given series of securities, the applicable underwriter(s) will agree, subject to the terms and conditions set forth therein, to purchase all the securities offered by the prospectus supplement if any of those securities are purchased. In the event of a default by any underwriter, each underwriting agreement will provide that, in certain circumstances, purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

    Each prospectus supplement will either

  . set forth the price at which each class of securities being offered thereby initially will be offered to the public and any concessions that may be offered to dealers participating in the offering of the securities or

  . specify that the related securities are to be resold by the underwriter(s) in negotiated transactions at varying prices to be determined at the time of sale. After the initial public offering of any securities, the public offering prices and concessions may be changed.

    Each underwriting agreement will provide that AmSouth Bank and the seller will indemnify the related underwriters against specified civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the several underwriters may be required to make in respect thereof. Each issuer may invest funds in its issuer accounts in Eligible Investments acquired from the underwriters or from AmSouth, the seller or any of their affiliates.

    Underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the securities in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the security so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover syndicate short positions. Syndicate short positions occur when the underwriters sell a greater number of securities than they purchase in the offering. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the securities originally sold by the syndicate member are purchased in a syndicate covering transaction. These over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the prices of the securities to be higher than they would otherwise be in the absence of these transactions. Neither the seller nor any of the underwriters will represent that they will engage in any of these transactions or that these transactions, once commenced, will not be discontinued without notice.

    Pursuant to each underwriting agreement with respect to a given series of securities, the closing of the sale of any class of securities subject to the underwriting agreement will be conditioned on the closing of the sale of all other classes of securities of that series.

    The place and time of delivery for any series of securities in respect of which this prospectus is delivered will be set forth in the accompanying prospectus supplement.

                        Forward-Looking Statements

    This prospectus includes words such as "expects", "intends", "anticipates", "estimates" and similar words and expressions. Such words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond the control of AmSouthBank or the seller. The forward-looking statements made in this prospectus are accurate as of the date stated on the cover of the prospectus. The seller has no obligation to update or revise any such forward-looking statement.

                         Ratings of the Securities

    Any class of offered securities will be:

  . rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of the seller, and

  . identified in the prospectus supplement as being in one of the rating agency's four highest rating categories, which are referred to as investment grade.

    The security ratings of the offered securities should be evaluated independently from similar ratings on other types of securities. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date. There is no assurance that the ratings initially assigned to any offered securities will not be lowered or withdrawn by the rating agency. In the event the rating initially assigned to any securities is subsequently lowered for any reason, no person or entity will be obligated to provide any credit enhancement unless otherwise specified in the related prospectus supplement.

                        Reports to Securityholders

    Unless and until securities in definitive registered form are issued, monthly and annual reports containing information concerning the issuer and prepared by the servicer will be sent on behalf of the issuer to Cede & Co., as nominee of DTC and the registered holder of the related global securities, pursuant to the sale and servicing agreement. These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The servicer does not intend to send any financial reports of AmSouth Bank to securityholders. The servicer will file with the SEC all required annual, monthly and special SEC reports and other information about the issuer.

                    Where You Can Find More Information

    AmSouth Auto Receivables LLC, as seller, has filed a registration statement with the SEC relating to the securities. This prospectus and the prospectus supplement for each series are parts of our registration statement. This prospectus does not contain, and the prospectus supplement will not contain, all of the information in our registration statement. For further information, please see our registration statement and the accompanying exhibits which we have filed with the SEC. This prospectus and any prospectus supplement may summarize contracts and/or other documents. For further information, please see the copy of the contract or other document filed as an exhibit to the registration statement. You can obtain copies of the registration statement from the SEC upon payment of the prescribed charges, or you can examine the registration statement free of charge at the SEC's offices. Reports and other information filed with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the SEC at Seven World Trade Center, 13th Floor, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You can obtain information on the operation of the Public Reference Section by calling 1-800-732-0330. The SEC also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the EDGAR system.

                        Incorporation by Reference

    The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the most recently printed information rather than contradictory information included in this prospectus or the prospectus supplement. Information that will be incorporated by reference with respect to a series will be filed under the name of the issuer of that series.

    As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or
calling us at: (   )    -    .

                               Legal Matters

    Relevant legal matters relating to the issuance of the securities of any series will be passed upon for the seller by Mayer, Brown & Platt, Chicago, Illinois.

                                 Glossary

    "Closing Date" means, with respect to any series of securities, the date of initial issuance of that series of securities.

    "Collection Period" has the meaning set forth in the applicable prospectus supplement.

    "Cut-off Date" has the meaning set forth in the applicable prospectus supplement.

    "Defaulted Receivable" has the meaning set forth in the applicable prospectus supplement.

    "Distribution Date" means, with respect to any series of securities, the day on which a principal or interest payment is to be made on those securities (or if that day is not a business day (i.e., a Saturday, Sunday, a day on which the insurer, if any, is closed or a day on which banking institutions in New York, New York or in the city in which the indenture trustee's corporate trust office or the trustee's corporate trust office is located are authorized or obligated by law to be closed), on the next succeeding business day).

    "Due Date" means, with respect to a receivable, the date upon which a payment on that receivable is due.

    "Eligible Investments" has the meaning set forth in the applicable prospectus supplement.

    "Financial Institution" means any securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business.

    "Foreign Person" means a nonresident alien, foreign corporation or other non-United States person.

    "Issuer Accounts" means the collection account and any other accounts to be established with respect to an issuer, including any prefunding account, reserve fund, spread account or yield supplement account, which accounts will be described in the prospectus supplement.

    "Issuer Property" means, to the extent specified in the prospectus supplement, the property of each issuer, which will include:

  . a pool of fixed rate motor vehicle installment sales contracts and installment loans made by AmSouth Bank, its predecessors in interest, or an affiliate or through a dealer that sold a motor vehicle, all of which are secured by new and/or used automobiles and/or light-duty trucks;

  . the seller's right to all documents and information contained in the receivables files;

  . collections and all other amounts due under the receivables after the Cut-off date specified in the prospectus supplement;

  . security interests in the new and used automobiles and trucks financed by the receivables;

  . any of the AmSouth's rights to receive proceeds from claims on credit life, disability, theft and physical damage insurance policies covering the financed vehicles or the obligors under the receivables;

  . some of AmSouth Bank's rights relating to the receivables under agreements between AmSouth Bank and the dealers that sold the financed vehicles;

  . all amounts on deposit in the applicable issuer accounts, including the related collection account and any other account identified in the applicable prospectus supplement, including all Eligible Investments credited thereto (but excluding any investment income from Eligible Investments which is to be paid to the servicer of the receivables or as otherwise specified in the prospectus supplement);

  . the rights of the issuer under the sale and servicing agreement or pooling and servicing agreement, as applicable;

  . the rights under any credit enhancement to the extent specified in the prospectus supplement;

  . any other property specified in the prospectus supplement; and

  . all proceeds of the foregoing.

    "Liquidation Expenses" means the reasonable out-of-pocket expenses (not including overhead expenses) incurred by the servicer in connection with the collection and realization of the full amounts due under any Defaulted Receivable and the repossession and sale of any property acquired in respect thereof which are not recoverable under any type of motor vehicle insurance policy.

    "Original Pool Balance" means, with respect to any issuer, the aggregate principal balance of the related receivables as of the applicable Cut-Off Date.

    "Partnership Certificates" means certificates, including Strip Certificates, and Strip Notes issued by a Tax Partnership. References to a holder of these certificates shall be to the beneficial owner thereof.

    "Plan Asset Regulation" means the United States Department of Labor regulation (29 CFR Section 2510.3-101) concerning the definition of what constitutes the assets of an employee benefit plan or an individual retirement account subject to the Employee Retirement Income Security Act of 1974, as amended.

    "Pool Balance" means, with respect to any issuer as of any date of determination, the aggregate principal balance of the related receivables.

    "Pool Factor" means, with respect to any issuer, a six-digit decimal which the servicer will compute each month indicating the Pool Balance at the end of the month as a fraction of the Original Pool Balance plus the aggregate principal balance of any subsequent receivables added to the issuer as of the applicable subsequent Cut-Off Date.

    "Prepayment Assumption" means the method used to assume the anticipated rate of prepayments in pricing a debt instrument.

    "Record Date" means, with respect to any Distribution Date or final scheduled Distribution Date, the close of business on the business day immediately prior to that Distribution Date or final scheduled Distribution Date.

    "Scheduled Interest Method" means the method of calculating interest due on a motor vehicle receivable without regard to the period of time which has elapsed since the preceding payment was made, using the actuarial method or the method known as the Rule of 78s or sum-of-the-digits method.

    "Scheduled Interest Receivables" means receivables pursuant to which the payments due from the obligors during any month are allocated between finance charges and principal on a Scheduled Interest Method, without regard to the period of time which has elapsed since the preceding payment was made, using the actuarial method or the method known as the Rule of 78s or sum-of-the-digits method.

    "Short-term Note" means any note that has a fixed maturity date of not more than one year from the issue date of that note.

    "Simple Interest Method" means the method of calculating interest due on a motor vehicle receivable on a daily basis based on the actual principal balance of the receivable on that date.

    "Strip Certificates" means any class of certificates entitled to principal distributions with disproportionate, nominal or no interest distributions or interest distributions with disproportionate, nominal or no principal distributions.

    "Strip Notes" means any class of notes entitled to principal distributions with disproportionate, nominal or no interest distributions or interest distributions with disproportionate, nominal or no principal distributions.

    "Tax Counsel" means Mayer, Brown & Platt, as special tax counsel to the seller.

    "Tax Non-entity" means a trust in which all of the certificates in that trust which are owned by the seller, and the seller and the servicer agree to treat the trust as a division of the seller and hence disregarded as a separate entity for purposes of federal, state and local income and franchise taxes.

    "Tax Non-Entity Certificates" means certificates issued by a Tax Non-Entity. References to a holder of these certificates shall be to the beneficial owner thereof.

    "Tax Partnership" means a trust in which the seller, the servicer and the applicable holders agree to treat certificates, including Strip Certificates, and Strip Notes as equity interests in a partnership for purposes of federal, state and local income and franchise taxes.

    "Tax Trust" means a trust in which the seller, the servicer and the applicable certificateholders agree to treat the certificates of the trust as equity interests in a grantor trust for purposes of federal, state and local income and franchise taxes.

    "Trust Certificates" means certificates issued by a Tax Trust. References to a holder of these certificates shall be to the beneficial owner thereof.

                                  Part II

Item 14. Other Expenses of Issuance and Distribution

    The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

Registration Fee..................................................... $
Printing and Engraving...............................................
Trustees' Fees.......................................................
Legal Fees and Expenses..............................................
Blue Sky Fees and Expenses...........................................
Accountants' Fees and Expenses.......................................
Rating Agency Fees...................................................
Miscellaneous Fees...................................................
                                                                      ----------
     Total...........................................................
                                                                      ==========

Item 15. Indemnification of Directors and Officers

    Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to the standards and restrictions, if any, as are described in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

    The Registrant was formed under the laws of Delaware. The limited liability company agreement of the Registrant provides, in effect, that, subject to certain limited exceptions, it will indemnify its members, directors or officers and may indemnify any employee or agent of the Registrant who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the Registrant, where such person is a party because such person is or was a member, director, officer, employee, or agent of the Registrant. The Registrant's limited liability company agreement also provides that it will generally indemnify its members and directors against expenses, including, attorney fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by a director in connection with an action, suit or proceeding relating to acts or omissions of that director regarding specified items relating to bankruptcy and insolvency.

    In general, the Registrant will indemnify its members, directors or officers and may indemnify its employees or agents against expenses, including attorneys fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by a director in connection with an action, suit or proceeding. To the fullest extent permitted by law, the

Registrant will also indemnify such member, director or officer and may indemnify such employee or agent if the person acted in good faith and did not engage in willful misconduct or gross negligence. With respect to a criminal action or proceeding, the person must have had no reasonable cause to believe his misconduct was unlawful. Unless ordered by a court, certain indemnifications shall be made by the Registrant only as it authorizes in the specific case after

  . determining that the indemnification is proper under the circumstances because the person to be indemnified has met the applicable standard of conduct and

  . evaluating the reasonableness of the expenses and of the amounts paid in settlement.

    This determination and evaluation shall be made by a majority vote of the disinterested members or, if there is only one member, director, officer, employee, or agent of the Registrant for or in connection with

  . the receipt of a financial benefit to which the person is not entitled;

  . voting for or assenting to a distribution to members in violation of the limited liability company agreement or the Delaware Limited Liability Company Act;

  . a knowing violation of law; or

  . acts or omissions of such person constituting willful misconduct or gross negligence.

    To the extent that a member, director, officer, employee, or agent of the Registrant has been successful on the merits or otherwise in defense of an action, suit, or proceeding or in defense of any claim, issue, or other matter in such action, suit or proceeding, such person shall be indemnified against actual and reasonable expenses, including reasonable attorney fees, incurred by such person in connection with the action, suit, proceeding and any action, suit or proceeding brought to enforce such mandatory indemnification.

    In addition, no member, director or officer of the Registrant shall be liable to the Registrant or any other person who has an interest in the Registrant for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such member, director or officer in good faith on behalf of the Registrant and in a manner reasonably believed to be within the scope of the authority conferred on such member, director or officer by the limited liability company agreement of the Registrant, except that a member, director or officer shall be liable for any such loss, damage or claim incurred by reason of such member's director's or officer's willful misconduct or gross negligence.

    Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

    AmSouth Bank also maintains insurance providing for payment, subject to certain exceptions, on behalf of officers, directors and managers of the Registrant and its subsidiaries of money damages incurred as a result of legal actions instituted against them in their capacities as such officers, directors or managers (whether or not such person could be indemnified against such expense, liability or loss under the Delaware Limited Liability Company Act).

    Each underwriting agreement will provide that the underwriter will indemnify the Registrant against specified liabilities, including liabilities under the Securities Act of 1933. The Registrant has been advised that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 16. Exhibits and Financial Statement Schedules

    (a) All financial statements, schedules and historical financial information have been omitted as they are not applicable.

                                                                     Sequential
 Exhibit                                                                Page
   No.                     Description of Exhibit                      Number
 -------                   ----------------------                    ----------
   1.1   Form of Underwriting Agreement.
   3.1   Limited Liability Company Agreement of AmSouth Auto
         Receivables LLC.***
   4.1   Form of Indenture between the Issuer and the Indenture
         Trustee (including forms of Notes).
   4.2   Form of Trust Agreement, among the Registrant and the
         Trustee (including forms of Certificates).
   5.1   Opinion of Mayer, Brown & Platt with respect to legality.
   8.1   Opinion of Mayer, Brown & Platt with respect to federal
         tax matters.
  10.1   Form of Sale and Servicing Agreement among the
         Registrant, the Servicer and the Issuer.
  10.2   Form of Purchase Agreement between an Originator and the
         Registrant.
  10.3   Form of Administration Agreement.
  10.4   Form of Limited Liability Company Agreement of AmSouth
         Auto      200 -   LLC.
  23.1   Consent of Mayer, Brown & Platt (included in its opinions
         filed as Exhibits 5.1 and 8.1).
  24.1   Powers of Attorney (included in the signature page
         hereto).*
  25.1   Statement of Eligibility and Qualification of Indenture
         Trustee (Form T-1)**
  99.1   Form of Limited Liability Agreement of the Issuer.

--------

*Previously filed.

**To be filed pursuant to Section 305 (b)(2) of the Trust Indenture Act.

***To be filed by Amendment.

Item 17. Undertakings

    (a) As to Rule 415 and Rule 430A:

      The undersigned registrant hereby undertakes:

     . To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

                (a) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                (b) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

                (c) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

            provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to
            Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

      . For purposes of determining any liability under the Securities
        Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

      . That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      . To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) As to documents subsequently filed that are incorporated by reference:

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) As to Equity Offerings of Nonreporting Registrants:

      The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

    (d) As to indemnification:

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (e) As to qualification of Trust Indentures under Trust Indenture Act of 1939 for delayed offerings:

      The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                Signatures

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on the 27th day of July 2000.

                                          AmSouth Auto Receivables LLC

                                             /s/ R. Mark Graf
                                          By:__________________________________

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                    Title                   Date
    ---------                    -----                   ----


/s/ R. Mark Graf
  ________________  Director and President
    R. Mark Graf    (Principal Executive Officer)    July 27, 2000

        *
  ________________  Director and Treasurer
      John D.       (Principal Financial Officer and
     Kottmeyer      Principal Accounting Officer)    July 27, 2000

        *           Director and Secretary           July 27, 2000
  ________________
   T. Kurt Miller

  * The undersigned, by signing his name hereto, does hereby sign this Amendment No. 1 to the Registration Statement on behalf of each of the above indicated officers and directors of the Registrant pursuant to the power of attorney signed by such officers and directors.

                                                  /s/ R. Mark Graf

                                          By:_____________________________

                                                     R. Mark Graf

                                                   Attorney-in-fact

                               Exhibit Index

                                                                     Sequential
  Exhibit                                                               Page
    No.                     Description of Exhibit                     Number
  -------                   ----------------------                   ----------
  1.1      Form of Underwriting Agreement.
  3.1      Amended and Restated Limited Liability Company
           Agreement of AmSouth Auto Receivables LLC.***
  4.1      Form of Indenture between the Issuer and the Indenture
           Trustee (including forms of Notes).
  4.2      Form of Trust Agreement, among the Registrant and the
           Trustee (including forms of Certificates).
  5.1      Opinion of Mayer, Brown & Platt with respect to
           legality.
  8.1      Opinion of Mayer, Brown & Platt with respect to federal
           tax matters.
 10.1      Form of Sale and Servicing Agreement among the
           Registrant, the Servicer and the Issuer.
 10.2      Form of Receivables Purchase Agreement between an
           Originator and the Registrant.
 10.3      Form of Administration Agreement.
 23.1      Consent of Mayer, Brown & Platt (included in its
           opinions filed as Exhibits 5.1 and 8.1).
 24.1      Powers of Attorney (included in the signature page
           hereto).*
 25.1      Statement of Eligibility and Qualification of Indenture
           Trustee
           (Form T-1)**
 99.1      Form of Limited Liability Agreement of the Issuer.

--------

    *Previously filed.

   **To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act.

  ***To be filed by amendment.